UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No. )

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3M Company

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2021 Notice of Annual Meeting
& Proxy Statement

Building a
stronger 3M

8:30 a.m., Central Daylight Time, Tuesday, May 11, 2021

www.virtualshareholdermeeting.com/MMM2021

Our Value Model

The 3M Value Model is how we apply science to life, and deliver premium value to all stakeholders who have placed their trust in us.

Our Strategic Sustainability Framework

Sustainability is a core commitment of 3M. It plays an important role in our purpose-driven innovation in our products, manufacturing processes and new technologies—and we recognize and consistently seek opportunities to do more.

Science for Circular	Science for Climate	Science for Community

Design solutions that do more with less material, advancing a global circular economy.	Innovate to decarbonize industry, accelerate global climate solutions and improve our environmental footprint.	Create a more positive world through science and inspire people to join us.

A letter to our shareholders

March 24, 2021

Dear Shareholder:

On behalf of the Board of Directors and our senior management team, we are pleased to invite you to attend 3M’s Annual Meeting of Shareholders on Tuesday, May 11, 2021, at 8:30 a.m., Central Daylight Time at www. virtualshareholdermeeting.com/MMM2021. As part of our precautions related to the coronavirus (COVID-19) pandemic, and to prioritize the health and well-being of our shareholders, the 2021 Annual Meeting will be held exclusively online. There will not be a physical location for the Annual Meeting, and you will not be able to attend the meeting in person.

At this meeting, we will discuss 3M’s 2020 performance and leadership throughout the pandemic, along with our perspective on the future. Last year, 3M made and delivered more personal protective equipment than ever before to fight COVID-19, while maintaining business continuity and strong customer service. We also advanced our global operating model, increased investments in growth and productivity, and strengthened our commitment to our core values. 3M is well-positioned to drive sustainable, long-term growth by capitalizing on global market trends for the future.

In addition, you will have a chance at the meeting to vote on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. There will also be time for your questions and comments. Shareholders who wish to submit questions in advance of the meeting may do so by using their 16-digit control number to access www.proxyvote.com.

We sincerely hope you will join us at our virtual Annual Meeting. For information on how to attend the meeting, please read “Participating in the Virtual Annual Meeting” on page 123 of the accompanying Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote your proxy on the Internet, by telephone, or if this Proxy Statement was mailed to you, by completing and mailing the enclosed traditional proxy card. Please review the instructions on the proxy card or the electronic proxy material delivery notice regarding each of these voting options.

Thank you for your ongoing support of 3M.

Sincerely,

Michael F. Roman

Chairman of the Board and Chief Executive Officer

Michael L. Eskew

Lead Independent Director

2021 Proxy Statement	3

Notice of 2021 annual meeting of shareholders

Time and Date
8:30 a.m.,
Central Daylight Time Tuesday, May 11, 2021

Where
Virtual only at www.virtualshareholder meeting.com/MMM2021

How to vote
Whether or not you plan to attend the virtual meeting, please vote your proxy either by using the Internet or telephone as further explained in this Proxy Statement or by filling in, signing, dating, and promptly mailing a proxy card.

By Telephone
In the U.S. or Canada, you may vote your shares toll-free by calling 1-800-690-6903.

By Internet
You may vote your shares online at www.proxyvote.com.

By Mail
You may vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

By Online Voting
You may vote online at the virtual annual meeting.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 11, 2021.

The Notice of Annual Meeting, Proxy Statement, and 2020 Annual Report are available at www.proxyvote.com. Enter the 16-digit control number located in the box next to the arrow on the Notice of Internet Availability of Proxy Materials or proxy card to view these materials.

THIS PROXY STATEMENT AND PROXY CARD, AND THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, ARE BEING DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT MARCH 24, 2021.

Items of business

Board Recommendation
1.	Elect the 12 directors identified in the Proxy Statement, each for a term of one year.	FOR
2.	Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2021.	FOR
3.	Approve, on an advisory basis, the compensation of our Named Executive Officers.	FOR
4.	Approve the amendment and restatement of the 3M Company 2016 Long-Term Incentive Plan.	FOR
5.	Shareholder proposal on setting target amounts for CEO compensation, if properly presented at the meeting.	AGAINST
6.	Shareholder proposal on transitioning the Company to a public benefit corporation, if properly presented at the meeting.	AGAINST
7.	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Record date

You are entitled to vote if you were a shareholder of record at the close of business on Tuesday, March 16, 2021.

Adjournments and postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Annual report

Our 2020 Annual Report, which is not part of the proxy soliciting materials, is enclosed if the proxy materials were mailed to you. The Annual Report is accessible on the Internet by visiting www.proxyvote.com, if you have received the Notice of Internet Availability of Proxy Materials, or previously consented to the electronic delivery of proxy materials.

By order of the Board of Directors,

Ivan K. Fong

Senior Vice President, General Counsel and Secretary

3M Company
3M Center, St. Paul, Minnesota 55144

Attending the virtual Annual Meeting

As part of our precautions related to the coronavirus (COVID-19) pandemic, and to prioritize the health and well-being of our shareholders, the 2021 Annual Meeting will be held exclusively online. There will not be a physical location for the Annual Meeting, and you will not be able to attend the meeting in person.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MMM2021, you need to enter the 16-digit control number on your proxy card, voting instruction, or Notice of Internet Availability you previously received. See additional instructions on page 123.

At the virtual Annual Meeting, you or your proxyholder may participate, vote and examine a list of shareholders of record. If you wish to submit questions in advance of the virtual meeting, you may do so by using your 16-digit control number to access www.proxyvote.com. During the virtual meeting, you may type in your questions on the meeting website as well. See additional instructions on page 124.

4	3M Company

2021 Proxy Statement	5

6	3M Company

Proxy highlights

Proposal 1	Elect the 12 Directors Identified in this Proxy Statement (page 18)	“FOR” each nominee to the Board

•   Elect the 12 directors identified in this Proxy Statement, each for a term of one year.

•   Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.

•   As proven leaders, our nominees are well-positioned to guide 3M’s strategic directions.

•   Our recent Board refreshment brings new skills and experience to the Board and enhances its oversight of various areas important to the Company.

Diversity of skills, experience and perspective

The Nominating and Governance Committee identifies, reviews, and recommends nominees to the Board for approval. The Committee seeks individuals with distinguished records of leadership and success and who will make substantial contributions to Board operations and effectively represent the interests of all shareholders. The Committee considers a wide range of factors and experiences, including ensuring an experienced, qualified Board with expertise in the following key areas most relevant to 3M. The numbers indicated in the diagram below represent the number of director nominees who the Committee believes possess each of the skills and experiences.

12	12
Leadership. Significant leadership experience with understanding of complex global organizations, strategy, risk management, and how to drive change and growth.	Finance. Financial metrics measures our performance. All directors must understand finance and financial reporting processes. All, but one, Audit Committee members qualify as “audit committee financial experts.”
7	11
Manufacturing. As a vertically integrated Company, manufacturing experience is important to understanding the operations and capital needs of the Company.	Global. Global business experience is critical to 3M’s international growth with 60 percent of sales from outside the U.S. in 2020.
9	12
Supply Chain. Directors with expertise in the management of the upstream and downstream relationships with suppliers and customers provide important perspectives on achieving efficient operations.	Risk Management. Directors with experience in risk management and oversight, including environmental, social, and cybersecurity, play an important role in the Board’s oversight of risks.
8	8
Technology. As a diversified technology, science-based Company, directors with technology backgrounds understand 3M’s 51 technology platforms and the importance of investing in new technologies for future growth.	Marketing. Organic growth is one of 3M’s financial metrics and directors with marketing expertise provide important perspectives on developing new markets.

2021 Proxy Statement	7

Corporate governance dashboard

Director nominees, board diversity of skills and experience

Board changes since 2016

6 of 11 independent directors have joined the Board, including all 4 women directors

Gender and racial/ethnic diversity

41.7%

Female or racially/ethnically diverse board members

Female Directors 4

Racially/Ethnically Diverse Directors 2

Directors with other Diverse Characteristics* 4

* LGBTQ +; born outside of the U.S.; first generation U.S. citizen

Director age

63.9

Average years

<59 Years 3

60-65 Years 3

66-70 Years 4

71-74 Years 2

Meeting attendance

96%

- Overall attendance at Board and committee meetings
- There were **11** Board meetings in 2020

A - Audit

C - Compensation

N&G - Nominating and Governance

STS - Science, Technology & Sustainability

Thomas "Tony" K. Brown

Independent

Retired Group Vice President, Global Purchasing, Ford Motor Company

Skills

Age 65 Tenure 2013

Committee A | N&G

Pamela J. Craig

Independent

Retired Chief Financial Officer, Accenture plc

Skills

Age 64 Tenure 2019

Committee A | STS

Patricia A. Woertz

Independent

Skills

Age 68 Tenure 2016

Committee C | STS

Director tenure

6.4

Average tenure

5
5
1
1
0-4 Years
5-9 Years
10-14 Years
15-19 Years

Michael F. Roman

Skills

Age 61 Tenure 2018

Gregory R. Page

Independent

Skills

Age 69 Tenure 2016

Committee A | STS Chair

Dambisa F. Moyo

Independent

Founder and CEO, Mildstorm, LLC

Skills

Age 52 Tenure 2018

Committee A | N&G

8	3M Company

David B. Dillon

Independent

Skills

Age **69** Tenure **2015**

Committee **A** Chair | **N&G**

Michael L. Eskew

Lead Independent Director

Skills

Age **71** Tenure **2003**

Committee **N&G**

Other public company boards

1.1

Average board positions

4
5
1
2
0 Board
1 Board
2 Boards
3 Boards

James R. Fitterling

Independent

Skills

Age **59** Tenure **2021**

Herbert L. Henkel

Independent

Skills

Age **72** Tenure **2007**

Committee **C** Chair | **STS**

Muhtar Kent

Independent

Skills

Age **68** Tenure **2013**

Committee **C** | **N&G** Chair

Amy E. Hood

Independent

Executive Vice President and Chief Financial Officer, Microsoft Corporation

Skills

Age **49** Tenure **2017**

Committee **C** | **STS**

Board size and independence

- Independent **11**
- Not Independent **1**

Lead Independent Director

- Lead Independent Director with robust authority
- Combined Chairman and CEO positions

Skills and Experience

Skill	Directors
Leadership	12
Manufacturing	7
Supply Chain	9
Technology	8
Finance	12
Global	11
Risk Management	12
Marketing	8

2021 Proxy Statement	9

The Qualifications and Attributes, and Demographic Background information below reflect the 12 Director Nominees for this Annual Meeting.

Qualifications and Attributes
Leadership	●	●	●	●	●	●	●	●	●	●	●	●
Manufacturing	●			●	●	●				●	●	●
Supply Chain	●		●	●	●	●		●		●	●	●
Technology		●	●	●	●	●	●		●		●
Finance	●	●	●	●	●	●	●	●	●	●	●	●
Global	●	●		●	●	●	●	●	●	●	●	●
Risk Management	●	●	●	●	●	●	●	●	●	●	●	●
Marketing			●	●	●	●	●	●	●	●
Demographic Background
Tenure (Years)	8	2	6	18	<1	14	4	8	3	5	3	5
Age (Years)	65	64	69	71	59	72	49	68	52	69	61	68
Gender (Male/Female)	M	F	M	M	M	M	F	M	F	M	M	F
Race/Ethnicity
African American/Black	●								●
Caucasian/White		●	●	●	●	●	●	●		●	●	●

Corporate governance highlights

Our Board’s Best Practices
Diverse board in all aspects Effective lead independent director Evolving board committees High director meeting attendance Regular board refreshment and a mix of tenure

 Regular shareholder engagement

 Committed to sustainability and social responsibility

 Extensive oversight of environmental, social and enterprise risk management

 Annual board, committee and individual director self-evaluation

 Strong alignment between company performance and executive compensation

 Comprehensive clawback policy

 Annual assessment of risk related to compensation

 Robust stock ownership guidelines for executive officers and directors

Board refreshment

We regularly add directors to infuse new ideas and fresh perspectives into the boardroom. Six out of the 11 independent director nominees standing for this year’s election have joined our board within the past five years, including all four women directors. In recruiting directors, we focus on how the experience and skill set of each individual complements those of their fellow directors to create a balanced board with diverse viewpoints and backgrounds, deep expertise, and strong leadership experience. At the Annual Meeting, one nominee will be standing for election to the board for the first time. James R. Fitterling, who joined the board in February 2021, is the Chairman and Chief Executive Officer of Dow Inc., one of the world’s leading global materials science companies. Mr. Fitterling’s extensive leadership roles and experiences at Dow, his many years of international business experiences, his deep understanding and appreciation of materials science and innovation, and his strong track record of advancing environmental, social, and governance goals, his experiences in these areas and many others will bring valuable insight to the 3M board.

10	3M Company

Shareholder outreach and engagement

Shareholder engagement is fundamental to our commitment to good governance and essential to maintaining our strong corporate governance practices. We engage regularly with our global investors to gain valuable insights into the governance issues about which they care most. We aim to seek a collaborative and mutually beneficial approach to issues of importance to investors that affect our business, and to ensure that our corporate governance practices remain industry-leading from their perspectives.

Participants

During 2020, members of senior management met with a cross-section of shareholders owning approximately:

33% of our outstanding shares

or

50% of our institutional shareholders

Two of our independent directors – our Lead Independent Director and Chair of our Science, Technology & Sustainability (STS) Committee – participated in our September 2020 engagement.

Topics Discussed

Board/Corporate Governance

- Overview/background/diversity of directors
- Yearly meeting agenda cadence and role of Lead Independent Director
- Evaluation/refreshment/board memberships
- STS Committee and its oversight on R&D effectiveness/environmental, health and safety/compliance

COVID-19 impacts and learnings

- Frequency of Board communication with management
- Strategic priorities and strength of the 3M Model
- Capital allocation/capital structure

Environmental, social justice, sustainability

- Environmental stewardship/climate change/Diversity, Equity & Inclusion reporting

Portfolio management, growth and transformation

Feedback

Investors provided valuable comments and perspectives on the Company's governance practices, including the Board's mix of tenure and overall diversity, the disclosure regarding the Directors' skill sets and qualifications, director refreshment, evolving Board committee composition, the Company's actions in environmental stewardship and in fighting the COVID-19 pandemic.

The feedback from these meetings was shared with the Board of Directors and helped inform the Board on corporate governance practices and trends.

3M vision and sustainability highlights

Vision 3M Technology Advancing Every Company 3M Products Enhancing Every Home 3M Innovation Improving Every Life	Our Vision is about how we use our technology, our products, and our innovation to improve every company, every home, and every life — for each of our customers, every day. Our Vision is aspirational and drives us as we look to the future, and it serves as a daily reminder of what 3M stands for.

2021 Proxy Statement	11

2020 sustainability focus areas

At 3M, we look at sustainability in terms of shared global needs. To have a sustainable future, many challenges must be addressed, including limited availability of natural resources, lack of access to education and health care, inadequate food supplies, rapid urbanization, stressed water systems, and the global climate crisis. With 2020 came the additional challenge of the COVID-19 pandemic and an increased focus on social justice, racial equity and inclusion. According to research conducted every even numbered year and again in 2020, a wide range of stakeholders determined the following areas to be of priority focus for 3M — climate change, plastic and packaging waste, toxic substances, waste from operations, air quality, spread of human disease, availability of sustainable product and services, energy use, water quality, water availability, and human rights. Most of these focus areas were perceived to have increased in importance since 2018, along with scarcity of raw materials, water quality, social equity and other ethical business practices and confirmed the legitimacy of our sustainability strategy and three priority focus areas: Science for Circular, Science for Climate, and Science for Community.

2020 also marked the full first year for the Science, Technology & Sustainability Committee of the Board of Directors. As a science-based company that relies on investments and capabilities in R&D, commercialization and sustainability for our success, this committee aligns with 3M’s strategic priorities and enables the Board greater focus and engagement on a critical element of our strategy.

Science
for Circular

2020 was the second year 100% of products entering 3M’s new product commercialization process included a Sustainability Value Commitment (SVC), demonstrating how they drive impact for the greater good. The SVC builds on 3M’s history of creating sustainable products and collaborating with our customers to help them reach their own sustainability goals. Sample SVC benefits for products launched in 2020 include solvent-free adhesive formulas, improved air quality in living spaces and increased energy efficiency.

In response to the outbreak of COVID-19, 3M innovation pivoted to develop circular solutions that would help reduce the spread. Examples include re-purposing plastic materials for use in face shields, redesigning respirator manufacturing lines to expand capacity by reducing waste and developing a reusable face mask.

Science
for Climate

3M signed on in support of reporting the Task Force on Climate-Related Financial Disclosures (TCFD).

To advance our commitment to transition our global footprint to 100% renewable sources of electricity, all 3M locations in Poland recently shifted to 100% renewable electricity. 3M also continues to support the global renewable energy sector by providing customers with solutions that help improve reliability and efficiency.

Through select 3M product platforms, we helped our customers avoid emitting nearly 60 million metric tons of CO2 in the last four years alone. Examples include helping customers in electronics, automotive, and construction industries reduce their energy use, improve their energy efficiency and reduce waste through the use of 3M materials and solutions.

Science
for Community

To advance the social impact/justice agenda we created an equity and communication organization that will manage the company’s social justice and equity initiatives. In addition, we are committed to investing $50 million over 5 years to address racial opportunity gaps in our communities and workplaces.

Expanding our partnership with the UN Global Compact, 3M became a Patron Sponsor of the SDG Ambition, a program to accelerate global business action to achieve the United Nations’ 17 Sustainable Development Goals.

3M employees responded early and rapidly to the COVID-19 pandemic, supplying critical products to dedicated frontline health care workers and first responders. In 2020, we produced more than 2 billion N95 respirators globally – more than three times the amount we manufactured in 2019. 3M partnered with other companies and organizations to find innovative solutions in the fight against the pandemic. 3M also responded with cash and product donations – including respirators, surgical masks and hand sanitizer – through local and global humanitarian aid partners.

12	3M Company

Proposal 2	Ratification of the Appointment of Independent Registered Public Accounting Firm for 2021 (page 48)	“FOR”

•  Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2021.

•  Based on its assessment of the qualifications and performance of PricewaterhouseCoopers LLP (“PwC”), the Audit Committee believes that it is in the best interests of the Company and its shareholders to retain PwC.

Executive compensation

Proposal 3	Advisory Approval of Executive Compensation (page 52)	“FOR”

•  Approve, on an advisory basis, the compensation of our Named Executive Officers.

•  Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units as well as their individual performance.

Selected 2020 financial performance results

3M’s 2020 financial performance was impacted by global macroeconomic uncertainty throughout the year due to the COVID-19 pandemic. This uncertainty affected most of the Company’s end markets, customers, and global operations. Throughout 2020, the Company delivered strong operational execution, aggressively managed costs, generated robust free cash flow while maintaining disciplined capital allocation, and strengthened its financial flexibility. The table below reflects the Company’s performance against the key metrics underlying the Company’s performance share awards, both as determined in accordance with generally accepted accounting principles in the United States (referred to as “GAAP”) and as adjusted consistent with the terms of the Company’s 2020 incentive compensation arrangements to better reflect the Compensation Committee’s view of the Company’s 2020 operating performance.

Earnings Per Share Growth	Organic Local Currency Sales Growth	Return on Invested Capital	Free Cash Flow Conversion
Results determined in accordance with GAAP (to the extent applicable)
18.4%	-1.7%	18.2%*	123%*
Results as adjusted to better reflect the Compensation Committee’s view of the Company’s 2020 operating performance
-5.7%*	-1.7%	17.1%*	132%*

*	See Appendix A to this Proxy Statement for a reconciliation of earnings per share, operating margin performance, free cash flow and free cash flow conversion to our results for the most directly comparable financial measures as reported under GAAP, and the calculation of return on invested capital.

2021 Proxy Statement	13

Recent business accomplishments

Below are a few noteworthy accomplishments from January 1, 2020, through March 1, 2021.

Performance	Portfolio	COVID-19

•  Generated free cash flow of $6.6 billion in 2020, up 23 percent

•  Returned $3.8 billion to shareholders in 2020 via dividends and gross share repurchases

•  Over 100 consecutive years of paying dividends to shareholders and 63 consecutive years of annual increases

• Strengthened the Health Care Business Group with the integration of Acelity and completion of the divestiture of substantially all of the drug delivery business

•  Fought the COVID-19 pandemic from every angle, including protecting employees, healthcare workers, and first responders

•  Applied expertise to ensure business continuity and maintain strong customer service as market demand and government mandates rapidly shifted the flow of global supplies

•  Produced and delivered more than two billion respirators and expanded production run rate four-fold as compared to 2019 year end

•  Forged partnerships with governments to maintain and create additional respirator manufacturing capacity

•  Aggressively fought respirator-related fraud and price gouging in partnership with federal authorities, state attorneys general, and retailers

•  Helped speed the development and manufacturing of COVID-19 vaccines and therapeutics

Innovation	People and Culture

•  Advanced our business group-led operating model, including streamlining of organization and further aligning to customers and go-to-market models for improved growth, operating agility, and accountability

•  Awarded a total of 3,827 patents from patent offices around the world in 2020, including 768 patents granted to 3M by the United States Patent and Trademark Office, which brings to more than 125,500 the total number of patents awarded to 3M in its corporate history

•  Launched 3M’s first-ever Global Diversity, Equity and Inclusion report

•  Recognized by FORTUNE® magazine as one of the “World’s Most Admired Companies”

•  Announced our plan to invest $50 million over the next five years to address racial opportunity gaps through workforce development initiatives

14	3M Company

Elements of target total direct compensation for 2020

The table below shows how the 2020 target Total Direct Compensation of the Named Executive Officers (“NEOs”) was apportioned among base salary, annual incentives, performance share awards and stock options, summarizes the rationale for providing each such element, and lists the performance metrics and weightings used for annual and long-term incentives granted in 2020.

2020 Pay Elements*			
			CEO	Other NEOs	Why It Is Provided	2020 Performance Metrics and Weightings
Fixed	Base Salary		10%	19%	• Compensate executives for their normal day-to-day responsibilities	
Variable	Annual Incentive		16%	17%	• Motivate executives to stay focused on day-to-day operations by aligning a significant portion of Total Cash Compensation with the near-term financial performance of the Company and its business units	• Local Currency Sales (of 3M or a business unit, as applicable) vs. Plan (50%) • Economic Profit (of 3M or a business unit, as applicable) vs. Plan (20%) • Economic Profit of 3M vs. Prior Year (30%)
Variable	Long-term Incentives	Performance Shares	37%	32%	• Motivate executives to focus on continuously improving performance in key financial metrics believed to drive long-term shareholder value • Retain executive talent	• Earnings per Share Growth (20%) • Relative Organic Volume Growth (40%) • Return on Invested Capital (20%) • Free Cash Flow Conversion (20%)
Variable	Long-term Incentives	Stock Options	37%	32%	• Motivate executives to build long-term shareholder value • Retain executive talent	• Stock price appreciation (100%)

*	Numbers may not add to 100 percent due to rounding.

Say-on-pay results

3M has a history of strong say-on-pay results. In 2020, approximately 93 percent of the votes cast on our say-on-pay proposal approved the compensation of our named executive officers as disclosed in last year’s Proxy Statement. Although the vote was non-binding, the Compensation Committee believes this level of approval indicates that shareholders strongly support our executive compensation programs and policies. The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our shareholders, when making future executive compensation decisions.

For information concerning our investor outreach efforts, see “Shareholder outreach and engagement” on page 11.

3-year average votes cast in favor of say-on-pay proposal

2021 Proxy Statement	15

Noteworthy compensation program actions since January 1, 2020

Since January 1, 2020, the Compensation Committee and the Board of Directors took the noteworthy actions described below as part of the Company’s executive compensation program.

•	Approved participation of all executive officers in the broad-based Annual Incentive Plan (as opposed to the Executive Annual Incentive Plan), effective for plan years beginning on or after January 1, 2020. For more information, see “Annual incentive” beginning on page 65.
•	Appointed Monish Patolawala as Senior Vice President and Chief Financial Officer and approved his initial compensation arrangements (consisting of an annual base salary of $885,000, target annual incentive compensation of $885,000, make-whole and inducement equity awards with an aggregate target grant value of $4,765,246, and prorated 2020 long-term incentive compensation awards with an aggregate target grant value of $1,625,000). Mr. Patolawala’s compensation arrangement includes no employment agreement or supplemental retirement benefits. For more information, see “Section V: 2020 compensation decisions and performance highlights — Monish Patolawala” on page 75.
•	Approved implementation of a program under which the Company’s executives (other than the Company’s Chief Executive Officer) will be offered the opportunity to indicate a preference to receive 25 percent of the target grant value of their annual long-term incentive compensation awards in the form of restricted stock units rather than stock options, beginning with the annual grants made in 2021. For more information about the Named Executive Officers 2020 annual long-term incentive compensation arrangements, see “2020 long-term incentive awards” on page 70.
•	Amended and restated the 3M Company 2016 Long-Term Incentive Plan, subject to shareholder approval, to increase the number of shares available for future awards and make certain other changes. For more information, see “Proposal 4: Approval of the Amended and Restated 3M Company 2016 Long-Term Incentive Plan” on page 102.
Special note regarding COVID-19 impact on incentive compensation arrangements

The COVID-19 pandemic created both challenges and opportunities for 3M that were not reflected in the 2020 performance goals established for the Named Executive Officers’ annual and long-term incentive compensation arrangements. Although the Compensation Committee believes that the pandemic had a significant, adverse impact on the ability of executives to meet certain performance goals, the Committee determined not to adjust the targets or payouts for any of the Named Executive Officers. Similarly, the Committee determined not to make any design changes to the Company’s 2021 executive compensation program based on the pandemic. The Committee believes this approach is consistent with the Company’s pay-for-performance philosophy.

Proposal 4	Approval of the Amended and Restated 3M Company 2016 Long-Term Incentive Plan (page 102)	“FOR”

•  Approve the Amended and Restated 3M Company 2016 Long-Term Incentive Plan.

•  The Board recommends that shareholders approve the amendment and restatement of the 3M Company 2016 Long-Term Incentive Plan in order to increase the number of shares available for future awards and implement other charges.

16	3M Company

Proposal 5	Shareholder Proposal on Setting Target Amounts for CEO Compensation (page 116)	“AGAINST”

• Shareholder proposal on setting target amounts for CEO compensation, if properly presented at the meeting. • See the Board’s opposition statement.

Proposal 6	Shareholder Proposal on transitioning the Company to a public benefit corporation (page 118)	“AGAINST”

• Shareholder proposal on transitioning the Company to a public benefit corporation, if properly presented at the meeting. • See the Board’s opposition statement.

2021 Proxy Statement	17

Corporate governance at 3M

Proposal 1	Elect the 12 Directors Identified in this Proxy Statement

•  Elect the 12 directors identified in this Proxy Statement, each for a term of one year.

•  Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.

Thomas “Tony” K. Brown, 65 Retired Group Vice President, Global Purchasing, Ford Motor Company I, A, N&G	Pamela J. Craig, 64 Retired Chief Financial Officer, Accenture plc I, A, STS	David B. Dillon, 69 Retired Chairman of the Board and Chief Executive Officer, The Kroger Co. I, A*, N&G	Michael L. Eskew. 71 Lead Director Retired Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc. I, N&G

James R. Fitterling, 59 Chairman of the Board and Chief Executive Officer, Dow Inc. I	Herbert L. Henkel, 72 Retired Chairman of the Board and Chief Executive Officer, Ingersoll-Rand plc I, C*, STS	Amy E. Hood, 49 Executive Vice President and Chief Financial Officer, Microsoft Corporation I, C, STS	Muhtar Kent, 68 Retired Chairman of the Board and Chief Executive Officer, The Coca-Cola Company I, C, N&G*

Dambisa F. Moyo, 52 Founder and CEO, Mildstorm, LLC I, A, N&G	Gregory R. Page, 69 Retired Chairman of the Board and Chief Executive Officer, Cargill I, A, STS*	Michael F. Roman, 61 Chairman of the Board and Chief Executive Officer, 3M Company	Patricia A. Woertz, 68 Retired Chairman of the Board and Chief Executive Officer, Archer-Daniels-Midland Company I, C, STS

I - Independent
A - Audit
C - Compensation
N&G - Nominating and Governance
STS - Science, Technology & Sustainability
* - Chair

18	3M Company

At the 2021 Annual Meeting, 12 directors are to be elected to hold office until the 2022 Annual Meeting of Shareholders and until their successors have been elected and qualified. All nominees are presently 3M directors who were elected Corporate by shareholders at the 2020 Annual Meeting, except for Mr. Jim Fitterling, who joined the board on February 5, 2021 and is standing for election for the first time. We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or retirement.

The Nominating and Governance Committee reviewed the Board Membership Criteria (described on page 26) and the specific experience, qualifications, attributes, and skills of each nominee, including membership(s) on the boards of directors of other public companies. The following pages contain biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes, and skills that are deemed most critical to 3M’s long-term success and led the Nominating and Governance Committee and the Board to determine that each nominee should serve as a director. In addition, the majority of our directors serve or have served on boards and board committees (including as committee chairs) of other public companies, which the Board believes provides them with additional board leadership and governance experience, exposure to best practices, and substantial knowledge and skills that further enhance the functioning of our Board.

2021 Proxy Statement	19

Nominees for director

Age 65
Director since 2013

Other current directorships

•  ConAgra Foods, Inc.,

3M Board committee(s)

•  Audit

•  Nominating and Governance

Directorships within the past five years

•  Tower International, Inc.

Thomas “Tony” K. Brown Independent

Retired Group Vice President, Global Purchasing, Ford Motor Company

Professional Highlights

Mr. Brown is the Retired Group Vice President, Global Purchasing, Ford Motor Company, a global automotive industry leader. Mr. Brown served in various leadership capacities in global purchasing since joining Ford in 1999. In 2008, he became Ford’s Group Vice President, Global Purchasing, with responsibility for approximately $90 billion of production and non-production procurement for Ford operations worldwide. He Retired from Ford on August 1, 2013. From 1997 to 1999 he served in leadership positions at United Technologies Corporation, including its Vice President, Supply Management. From 1991 to 1997 he served as Executive Director, Purchasing and Transportation at QMS Inc. From 1976 to 1991 he served in various managerial roles at Digital Equipment Corporation.

Nominee Qualifications

Mr. Brown’s bachelor’s degree in business administration from American International College in Springfield, Massachusetts, his leadership roles, including his experience serving as a director of the public companies listed, and his knowledge of and extensive experiences in global purchasing, management, and supply chain at Ford Motor Company and other companies, qualify him to serve as a director of 3M.

Age 64
Director since 2019

Other current directorships

•  Merck & Co., Inc.

•  Progressive (Insurance) Corporation

3M Board committee(s)

•  Audit

•  Science, Technology & Sustainability

Directorships within the past five years

•  Akamai Technologies, Inc.

•  Wal-Mart Stores, Inc.

Pamela J. Craig Independent

Retired Chief Financial Officer, Accenture plc

Professional Highlights

Ms. Craig is the Retired Chief Financial Officer, Accenture plc., a global management consulting, technology services and outsourcing company. She served as Accenture’s CFO from 2006 through 2013, following her many other leadership roles in line management, consulting and operations at Accenture during her 34 years with the company. She has a long track record of active involvement in charitable organizations, focused on education and on the advancement of women in business, including The Women’s Forum of New York and Junior Achievement of New Jersey.

Nominee Qualifications

Ms. Craig’s bachelor’s degree from Smith College and M.B.A. degree from New York University Stern School, her decades of executive leadership roles and experiences at Accenture, including serving as its CFO, and her finance, management, business operations and services, global business, and technology expertise, her skills in financial, audit, compensation and governance matters, and her experiences as a director at the other public companies listed, qualify her to serve as a director of 3M.

20	3M Company

Age 69 Director since 2015 Other current directorships • Union Pacific Corporation 3M Board committee(s) • Audit (Chair) • Nominating and Governance Directorships within the past five years • DirecTV

David B. Dillon Independent

Retired Chairman of the Board and Chief Executive Officer, The Kroger Co.

Professional Highlights

Mr. Dillon is the Retired Chairman of the Board and Chief Executive Officer, The Kroger Co., a large retailer that operates retail food and drug stores, multi-department stores, jewelry stores, and food production facilities throughout the U.S. Mr. Dillon retired on December 31, 2014 as Chairman of the Board of Kroger, where he was Chairman since 2004 and was the Chief Executive Officer from 2003 through 2013. Mr. Dillon served as President of Kroger from 1995 to 2003 and was elected Executive Vice President in 1990. Mr. Dillon served as Director of the Kroger Co. from 1995 through 2014. Mr. Dillon began his retailing career at Dillon Companies, Inc. (later a subsidiary of The Kroger Co.) in 1976 and advanced through various management positions, including its President from 1986-1995.

Nominee Qualifications

Mr. Dillon’s bachelor’s degree in business from the University of Kansas and his law degree from Southern Methodist University, his leadership roles and experiences at The Kroger Co., including serving as Chairman of the Board and Chief Executive Officer, his knowledge of and extensive experiences in leading one of the world’s largest retailers, his experiences in Kroger’s successful $13 billion merger with Fred Meyer, Inc., his leadership in sustainability, his skills in financial and audit matters, and his experiences as a director at the public companies listed, qualify him to serve as a director of 3M.

Age 71
Director since 2003

Other current directorships

•  The Allstate Corporation

•  Eli Lilly and Company

•  International Business Machines Corporation (lead independent director)

3M Board committee(s)

•  Nominating and Governance

Michael L. Eskew Independent

Retired Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc.

Professional Highlights

Mr. Eskew is the Retired Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc. (“UPS”), a provider of specialized transportation and logistics services. Mr. Eskew was appointed Executive Vice President in 1999 and Vice Chairman in 2000 before becoming Chairman and Chief Executive Officer of UPS in January 2002. He retired as Chairman of the Board and Chief Executive Officer at the end of 2007 but remained as a director of UPS until December 31, 2014.

Nominee Qualifications

Mr. Eskew’s bachelor’s degree in industrial engineering from Purdue University, his leadership roles and experiences at UPS, including serving as Chairman of the Board and Chief Executive Officer, his knowledge of and extensive experiences in global logistics, his skills in financial and audit matters, and his experiences as a director at the public companies listed, qualify him to serve as a director of 3M. Mr. Eskew is our Lead Independent Director.

2021 Proxy Statement	21

Age 59 Director since 2021 Other current directorships • Dow Inc. 3M Board committee(s) • None

James R. Fitterling Independent

Chairman of the Board and Chief Executive Officer, Dow Inc.

Professional Highlights

Mr. Fitterling is the Chairman of the Board and Chief Executive Officer of Dow Inc., one of the world’s leading global materials science companies. Mr. Fitterling was named CEO-elect of Dow in March 2018 prior to becoming CEO in July 2018, and he was elected Chairman in April 2020. Before that, he served as President and Chief Operating Officer of Dow and also previously served as Chief Operating Officer for the Materials Science division of DowDuPont. In his 37-year career with the company, Mr. Fitterling has spent 10 years in Asia, and has held leadership positions with P&L responsibility in many of the company’s operations. A strong advocate for inclusion and diversity, Mr. Fitterling was named # 1 LGBT + Executive in 2018 on the “OUTstanding in Business” list published by Financial Times. Mr. Fitterling serves as the Vice Chair of the Board of Directors of the National Association of Manufacturers and Chair of the Board of Directors for the American Chemistry Council.

Nominee Qualifications

Mr. Fitterling’s bachelor’s degree in mechanical engineering from the University of Missouri – Columbia, his extensive leadership roles and experiences at Dow, including serving as its Chairman and CEO, his many years of international business experiences, his deep understanding and appreciation of materials science and innovation, and his strong track record of advancing environmental, social and governance goals, qualify him to serve as a director of 3M.

Age 72
Director since 2007

Other current directorships

•  None

3M Board committee(s)

•  Compensation (Chair)

•  Science, Technology & Sustainability

Directorships within the past five years

•  Herc Holding, Inc.

•  The Allstate Corporation

•  C. R. Bard, Inc.

•  Visteon Corporation

Herbert L. Henkel Independent

Retired Chairman of the Board and Chief Executive Officer, Ingersoll-Rand plc

Professional Highlights

Mr. Henkel is the Retired Chairman of the Board and Chief Executive Officer, Ingersoll-Rand plc, a manufacturer of industrial products and components. Mr. Henkel retired as Ingersoll-Rand’s Chief Executive Officer, a position he held since October 1999, on February 4, 2010, and retired as Chairman of the Board on June 3, 2010. Mr. Henkel served as President and Chief Operating Officer of Ingersoll-Rand from April 1999 to October 1999. Mr. Henkel served in various leadership roles at Textron, Inc., including its President and Chief Operating Officer from 1998-1999.

Nominee Qualifications

Mr. Henkel’s bachelor’s and master’s degrees in engineering from Polytechnic University of New York and M.B.A. from the Lubin School at Pace University, his leadership roles and experiences at Textron, Inc. and Ingersoll-Rand, including serving as Chairman of the Board and Chief Executive Officer of Ingersoll-Rand, his knowledge of and extensive experiences in engineering, manufacturing, management, sales and marketing in a variety of industries, his skills in financial and audit matters, and his experiences as a director at the public companies listed, qualify him to serve as a director of 3M.

22	3M Company

Age 49 Director since 2017 Other current directorships • None 3M Board committee(s) • Compensation • Science, Technology & Sustainability

Amy E. Hood Independent

Executive Vice President and Chief Financial Officer, Microsoft Corporation

Professional Highlights

Ms. Hood is Executive Vice President and Chief Financial Officer of Microsoft Corporation, a worldwide provider of software, services and solutions. Ms. Hood is responsible for leading Microsoft’s worldwide finance organization, including acquisitions, treasury activities, tax planning, accounting and reporting, and internal audit and investor relations. Prior to this role, Ms. Hood was Chief Financial Officer of Microsoft’s Business Division, responsible for the company’s productivity applications and services including Microsoft Office 365, Office, SharePoint, Exchange, Dynamics ERP and Dynamics CRM. During her time in the Business Division, Ms. Hood helped lead the transition to the company’s Office 365 service, and she was deeply involved in the strategy development and overall execution of the company’s successful acquisitions of Skype and Yammer. Ms. Hood joined Microsoft in 2002 and previously held positions in the Server and Tools Business as well as the corporate finance organization. Prior to 2002, she worked at Goldman Sachs & Co. in various investment banking and capital markets groups roles.

Nominee Qualifications

Ms. Hood’s bachelor’s degree in economics from Duke University and M.B.A. from Harvard University, her extensive leadership roles and experiences at Microsoft Corporation, especially in strategic business development, finance, and digitization, qualify her to serve as a director of 3M.

Age 68 Director since 2013 Other current directorships • None 3M Board committee(s) • Compensation • Nominating and Governance (Chair) Directorships within the past five years • The Coca-Cola Company

Muhtar Kent Independent

Retired Chairman of the Board and Chief Executive Officer, The Coca-Cola Company

Professional Highlights

Mr. Kent is the Retired Chairman of the Board and Chief Executive Officer of The Coca-Cola Company, the world’s largest beverage company. Mr. Kent held the position of Chairman of the Board of The Coca-Cola Company from April 23, 2009, until his retirement on April 30, 2019. He held the position of Chief Executive Officer from July 1, 2008 until May 2017. From December 2006 through June 2008, Mr. Kent served as President and Chief Operating Officer of The Coca-Cola Company. From January 2006 through December 2006, Mr. Kent served as President of Coca-Cola International and was elected Executive Vice President of The Coca-Cola Company in February 2006. From May 2005 through January 2006, he was President and Chief Operating Officer of The Coca-Cola Company’s North Asia, Eurasia and Middle East Group, an organization serving a broad and diverse region that included China, Japan, and Russia.

Nominee Qualifications

Mr. Kent’s Bachelor of Science degree in economics from the University of Hull, England, and Master of Science degree in administrative sciences from City University London, his extensive leadership roles and experiences at The Coca-Cola Company across multiple geographies, and his extensive international experience at The Coca-Cola Company qualify him to serve as a director of 3M.

2021 Proxy Statement	23

Age 52
Director since 2018

Other current directorships

•  Chevron Corporation

3M Board committee(s)

•  Audit

•  Nominating and Governance

Directorships within the past five years

•  Barclays PLC

•  Barrick Gold Corporation

•  SABMiller PLC

•  Seagate Technology Public Limited Company

Dambisa F. Moyo Independent

Founder and CEO, Mildstorm LLC

Professional Highlights

Dr. Moyo has been the Chief Executive Officer of Mildstorm LLC since she founded it in 2015. She is a global economist and commentator, analyzing the macroeconomy and international affairs. From 2001 to 2008, she worked at Goldman Sachs in various roles, including as an economist. Prior to that she worked at the World Bank in Washington, D.C. during 1993-1995. A New York Times bestsellers’ author, Dr. Moyo’s writing regularly appears in economic and finance-related publications.

Nominee Qualifications

Dr. Moyo’s Ph.D in economics from the University of Oxford, her M.B.A. in finance from the American University, and her M.P.A. from Harvard’s Kennedy School of Government, her leadership roles and experience in the banking and financial services industry, her extensive knowledge of macroeconomics, geopolitics and global markets, and her experience as a director at the public companies listed, qualify her to serve as a director of 3M.

Age 69
Director since 2016

Other current directorships

•  Deere & Company

•  Eaton Corporation plc

•  Corteva Agriscience (non-executive chair)

3M Board committee(s)

•  Audit

•  Science, Technology & Sustainability (Chair)

Directorships within the past five years

•  Cargill

•  Carlson Companies

Gregory R. Page Independent

Retired Chairman of the Board and Chief Executive Officer, Cargill

Professional Highlights

Mr. Page is the Retired Chairman of the Board and Chief Executive Officer, Cargill, an international marketer, processor and distributor of agricultural, food, financial and industrial products and services. Mr. Page was named Corporate Vice President & Sector President, Financial Markets and Red Meat Group of Cargill in 1998, Corporate Executive Vice President, Financial Markets and Red Meat Group in 1999, President and Chief Operating Officer in 2000, and became Chairman of the Board and Chief Executive Officer in 2007. He served as Executive Chairman of the Board of Cargill from December 2013 until his retirement from Cargill in September 2015, and Executive Director of Cargill from September 2015 to September 2016. Mr. Page is a director and past non-executive Chair of the Board of Big Brothers Big Sisters of America. He is past President and board member of the Northern Star Council of the Boy Scouts of America.

Nominee Qualifications

Mr. Page’s bachelor’s degree in economics from the University of North Dakota, his leadership roles and experiences while serving as Chairman of the Board and Chief Executive Officer at Cargill, his expertise and knowledge of financial and audit matters and corporate governance, and his experiences as a director at the public companies listed, qualify him to serve as a director of 3M.

24	3M Company

Age 61 Director since 2018 Other current directorships • None 3M Board committee(s) • None

Michael F. Roman

Chairman of the Board and Chief Executive Officer, 3M Company

Professional Highlights

Mr. Roman is the Chairman of the Board and Chief Executive Officer of 3M Company since May 2019. Mr. Roman previously served as Chief Executive Officer from July 1, 2018 to May 14, 2019; Chief Operating Officer and Executive Vice President from July 1, 2017 to June 30, 2018 with direct responsibilities for 3M’s five business groups and the Company’s international operations. Mr. Roman previously served as Executive Vice President, Industrial Business Group, of 3M Company from June 2014 to July 2017. Mr. Roman served as the Company’s Senior Vice President, Business Development, from May 2013 to June 2014. Prior to that, he was Vice President and General Manager of Industrial Adhesives and Tapes Division from September 2011 to May 2013. Mr. Roman also has lived in and led 3M businesses around the world, including the United States, Europe and Asia.

Nominee Qualifications

Mr. Roman’s bachelor’s and master’s degrees in electrical engineering from the University of Minnesota and the University of Southern California, his distinguished 3M career over 30 years with leadership roles across multiple geographies and businesses, his experience in managing 3M’s five business groups and international operations, his knowledge and skills in key areas such as manufacturing, supply chain, technology, finance, and risk management, and his accomplishments in sales growth, operational efficiency and value creation across a wide range of global businesses, qualify him to serve as a director of 3M.

Age 68
Director since 2016

Other current directorships

•  The Procter & Gamble Company

3M Board committee(s)

•  Compensation

•  Science, Technology & Sustainability

Directorships within the past five years

•  Royal Dutch Shell plc

Patricia A. Woertz Independent

Retired Chairman of the Board and Chief Executive Officer, Archer-Daniels-Midland Company

Professional Highlights

Ms. Woertz is the Retired Chairman of the Board and Chief Executive Officer, Archer-Daniels-Midland Company (“ADM”), an agricultural processor and food ingredient provider. Ms. Woertz joined ADM as Chief Executive Officer and President in April 2006, and was named Chairman of the Board in February 2007. She served as Chief Executive Officer until December 2014, and Chairman of the Board until December 2015. Before joining ADM, Ms. Woertz held positions of increasing importance at Chevron Corporation and its predecessor companies. Ms. Woertz served on the President’s Export Council from 2010-2015 and chaired the U.S. section of the U.S.-Brazil CEO Forum 2013-2015.

Nominee Qualifications

Ms. Woertz’s bachelor’s degree from Pennsylvania State University in accounting, her experiences as a Certified Public Accountant at Ernst & Young, her experiences in finance, auditing, strategic planning, and marketing at Gulf Oil Corporation, her experiences in the financial aspects of the mergers between Gulf Oil and Chevron and Texaco and Chevron, her extensive leadership roles and experiences at ChevronTexaco Corporation as Executive Vice President, Global Downstream from 2001-2006, her extensive experience serving as Chairman and Chief Executive Officer at Archer-Daniels-Midland, her expertise and knowledge of financial and audit matters and corporate governance, and her experiences as a director at the public companies listed, qualify her to serve as a director of 3M.

Recommendation of the board

The Board of Directors unanimously recommends a vote “FOR” the election of these nominees as directors. Proxies solicited by the Board of Directors will be voted “FOR” these nominees unless a shareholder indicates otherwise in voting the proxy.

2021 Proxy Statement	25

Board membership criteria

3M’s Corporate Governance Guidelines contain Board Membership Criteria that include a list of key skills and characteristics deemed critical to serve 3M’s long-term business strategy and expected to be represented on 3M’s Board. The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board, itself, will be a high-performance organization creating competitive advantage for the Company. To perform as such, the Board will be composed of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all shareholders. The Committee’s and the Board’s assessment of Board candidates includes, but is not limited to, consideration of:

•	Roles in and contributions valuable to the business community;
•	Personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards;
•	Relevant knowledge and diversity of background and experience in business, manufacturing, technology, finance and accounting, marketing, international business, government, and other areas; and
•	Whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings.

In addition to these minimum requirements, the Committee will also evaluate whether the nominee’s skills are complementary to the existing Board members’ skills, the Board’s needs for particular expertise in certain areas, and will assess the nominee’s impact on Board dynamics, effectiveness, and diversity of experience and perspectives.

Director nominees – diversity of skills and experience

The diagram below summarizes the director nominees’ key skills and experiences in the areas that are most relevant to 3M and shows the number of director nominees who possess each of the skills and experiences:

26	3M Company

Diversity

For 3M, diversity, in its myriad manifestations, is fundamental to innovation, performance, and relevancy. The Board of Directors regards diversity as an important factor in selecting board nominees to serve on the Board. When selecting nominees, it actively considers diversity in recruitment and nomination of directors, such as gender, race, ethnicity, sexual orientation, and national origin. The current composition of our Board reflects those ongoing efforts and the continued importance of diversity to the Board.

Board self-evaluation process

The Board conducts a multi-step annual self-evaluation to determine whether it, its committees and its directors are functioning effectively, consider opportunities for continual enhancement, and as part of its annual director nomination process.

While this formal self-evaluation is conducted on an annual basis, directors share perspectives, feedback, and suggestions year-round. The Board and each committee conducted an evaluation of its performance in 2020.

Director nomination process

In addition to its annual assessment and nomination of incumbent directors, the Nominating and Governance Committee oversees the process for selecting new director candidates.

2021 Proxy Statement	27

Identification, evaluation, and selection of nominees

Director nomination process

The Committee also focuses on overall Board-level succession planning at the director level, periodically reviews the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee considers qualified nominees from several sources, including current Board members and nominees recommended by shareholders and other persons.

The Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee. In 2020, the Committee retained Russell Reynolds to help identify future Board candidates.

Shareholder nominations

The Nominating and Governance Committee has a policy to consider properly submitted shareholder recommendations for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee: the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the proposed nominee to:

Corporate Secretary 3M Company 3M Center Building 220-14W-08 St. Paul, MN 55144-1000

For an individual proposed by a shareholder to be considered by the Committee for recommendation as a Board nominee for the 2022 Annual Meeting, the Corporate Secretary must receive the proposal by November 24, 2021. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Company). The Corporate Secretary will refer properly submitted shareholder proposed nominations to the Chair of the Nominating and Governance Committee for consideration at a future Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means.

28	3M Company

Shareholder nominations – advance notice bylaw

In addition, 3M’s Bylaws permit shareholders to nominate directors at an annual meeting of shareholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting. Shareholders intending to nominate a person for election as a director must comply with the requirements set forth in the Company’s Bylaws. With respect to nominations to be acted upon at our 2022 Annual Meeting, our Bylaws would require, among other things, that the Corporate Secretary receive written notice from the record shareholder no earlier than November 24, 2021, and no later than December 24, 2021. The notice must contain the information required by the Bylaws, a copy of which is available on our website at www.3M.com, under Investor Relations — Governance. Nominations received after December 24, 2021, will not be acted upon at the 2022 Annual Meeting.

Proxy access nominations

Further, pursuant to the proxy access Bylaw adopted by the Board in November 2015, a shareholder, or a group of up to 20 shareholders, continuously owning for three years at least three percent of our outstanding common shares may nominate and include in our proxy materials up to the greater of two directors and 20 percent of the number of directors currently serving, if the shareholder(s) and nominee(s) satisfy the Bylaw requirements. For eligible shareholders to include in our proxy materials nominees for the 2022 Annual Meeting, proxy access nomination notices must be received by the Company no earlier than November 24, 2021, and no later than December 24, 2021. The notice must contain the information required by the Bylaws.

Director orientation and continuing education

Our orientation programs familiarize new directors with 3M’s businesses, strategic plans, and policies, and help prepare them for their role on their assigned committees. Continuing education programs assist directors in maintaining skills and knowledge necessary for the performance of their duties. These programs may be part of regular Board and Committee meetings or provided by academic or other qualified third parties. The programs have also included visits to the Company’s laboratories and manufacturing facilities.

Director independence

The Board has adopted a formal set of Director Independence Guidelines with respect to the determination of director independence, which either conform to or are more exacting than the independence requirements of the New York Stock Exchange (“NYSE”) listing standards, and the full text of which is available on our website at www.3M.com, under Investor Relations — Governance. In accordance with these Guidelines, a director or nominee for director must be determined to have no material relationship with the Company other than as a director. The Guidelines specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The Guidelines also prohibit Audit and Compensation Committee members from having any direct or indirect financial relationship with the Company, and restrict both commercial and not-for-profit relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.

In accordance with these Guidelines, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director, or any member of his or her immediate family and the Company and its subsidiaries and affiliates in each of the most recent three completed fiscal years. The Board also considered whether there were any transactions or relationships between the Company and a director or any members of a director’s immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner, or significant equity holder). The Board considered that in the ordinary course of business, transactions may occur between the Company and its subsidiaries and companies at which some of our directors are or have been officers. In particular, the Board considered the annual amount of sales to 3M for each of the most recent three completed fiscal years by each of the companies where directors serve or have served as an executive officer, as well as purchases by those companies from 3M. The Board determined that the amount of sales and purchases in each fiscal year was below one percent of the annual revenues of each of those companies, the threshold set forth in the Director Independence Guidelines. The Board also considered charitable contributions to not-for-profit organizations with which our directors or immediate family members are affiliated, none of which approached the threshold set forth in our Director Independence Guidelines.

2021 Proxy Statement	29

As a result of this review, the Board affirmatively determined that the following directors are independent under these Guidelines: Thomas “Tony” K. Brown, Pamela J. Craig, David B. Dillon, Michael L. Eskew, James R. Fitterling, Herbert L. Henkel, Amy E. Hood, Muhtar Kent, Dambisa F. Moyo, Gregory R. Page, and Patricia A. Woertz. The Board also determined that Edward M. Liddy, who retired in May 2020, was independent while he served on the Board. The Board has also determined that members of the Audit Committee and Compensation Committee received no compensation from the Company other than for service as a director. Michael F. Roman, Chairman of the Board and Chief Executive Officer, is considered to not be independent because of his employment by the Company.

Corporate governance practices and policies

The Company believes that good corporate governance practices serve the long-term interests of shareholders, strengthen the Board and management, and further enhance the public trust 3M has earned from more than a century of operating with uncompromising integrity and doing business the right way. The following sections provide an overview of 3M’s corporate governance practices, which are published on the Company’s website, including the Corporate Governance Guidelines, our shareholder outreach and engagement practices, the Codes of Conduct for directors and employees, public policy engagement, and other important governance-related policies.

Corporate governance highlights

Board compositions and independence	Board and board committee practices	Shareholder rights

•   Diverse board in all aspects

•   Over 91% independent board

•   100% independent board committees

•   Lead Independent Director with robust authority

•   Regular executive sessions for independent directors

•   Full access to management and employees

•   Annual board, committee and individual director self-evaluation process

•   Comprehensive onboarding and continuing education program

•   Strong Audit Committee financial expertise

•   Regular board refreshment and a mix of tenure, including mandatory director retirement age

•   Active consideration of diversity in director nomination process

•   Regular shareholder outreach and engagement

•   Annual election of all directors

•   Majority voting for director elections

•   Market-standard proxy access right

•   No supermajority voting requirements

•   Shareholder right to call special meetings

•   No poison pill

•   Processes for director nomination by shareholders and communicating with the Board

Board oversight areas	Executive compensation governance

•   Long-term strategic plans and capital allocation

•   Enterprise risk management, including cybersecurity

•   Environmental stewardship and sustainability

•   Diversity and inclusion, equity in workplaces, communities and business practices

•   Human capital management

•   CEO and management succession planning

•   Political activities and contributions

•   Comprehensive clawback policy

•   Robust stock ownership guidelines for executive officers and directors

•   No hedging or pledging by executive officers and directors

•   No employment or change in control agreements with any senior executives, including CEO

30	3M Company

Corporate governance guidelines

The Board has adopted Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the respective roles and responsibilities of the Board and management, the Board’s leadership structure, the responsibilities of the independent Lead Director, director independence, the Board Membership Criteria, Board committees, and Board and management evaluation. The Board’s Nominating and Governance Committee is responsible for overseeing and reviewing the Guidelines at least annually and recommending any proposed changes to the Board for approval. Some key governance guidelines, not otherwise addressed in our Proxy Statement, are set forth below. The Corporate Governance Guidelines, the Certificate of Incorporation and Bylaws, the charters of the Board committees, the Director Independence Guidelines, and the Codes of Conduct provide the framework for the governance of the Company and are available on our website at www.3M.com, under Investor Relations — Governance.

Mandatory Retirement Age

•  Absent special circumstances, each nonemployee director must retire from the Board when they reach the age of 74.

Outside Board Policy

•  Independent directors who also serve as CEOs of publicly-traded companies or in equivalent positions should not serve on more than two boards of public companies in addition to the 3M Board, and other independent directors should not serve on more than four other boards of public companies in addition to the 3M Board. Independent directors must advise the Chairman/CEO before accepting an invitation to serve on another for-profit board.

Access to Employees and Outside Advisors

•  Board members have complete access to all members of 3M management and its employees, as well as outside advisors.

Communication with directors

The Board of Directors has adopted the following process for shareholders and other interested parties to send communications to members of the Board. Shareholders and other interested parties may communicate with the Lead Independent Director, the chairs of the Audit, Compensation, Nominating and Governance, and Science, Technology & Sustainability Committees of the Board, or with any of our other independent directors, or all of them as a group, by sending a letter to the following address: Corporate Secretary, 3M Company, 3M Center, Building 220-14W-08 St. Paul, MN 55144-1000. The Corporate Secretary reviews communications to the independent directors and forwards those communications to the independent directors as discussed below. Communications involving substantive accounting or auditing matters will be immediately forwarded to the Chair of the Audit Committee and the Company’s Chief Compliance Officer consistent with time frames established by the Audit Committee for the receipt of communications dealing with these matters. Communications that pertain to non-financial matters will be forwarded promptly. Items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitation or advertisements; product-related inquiries; mass mailings; resumes or other job-related inquiries; and unsolicited commercial e-mails.

3M’s codes of conduct

More than a century of operating with uncompromising integrity has earned 3M trust from our customers, credibility with our communities, and dedication from our employees. All of our employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer, are required to abide by 3M’s Code of Conduct to ensure that our business is conducted in a consistently legal and ethical manner. The Code forms the foundation of a comprehensive process that includes compliance with corporate policies and procedures and a Company-wide focus on uncompromising integrity in every aspect of our operations. Our Code of Conduct covers many topics, including antitrust and competition law, conflicts of interest, financial reporting, protection of confidential information, and compliance with all laws and regulations applicable to the conduct of our business.

2021 Proxy Statement	31

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees or others of concerns regarding questionable accounting or auditing matters. Information on how to submit any such communications can be found on 3M’s Investor Relations website, under Governance — Governance Documents — Employee Business Conduct Policies — “Report a concern or ask a question.” Our Chief Compliance Officer, who has direct reporting obligations to the Audit Committee, periodically reports to the Audit Committee on compliance with the Company’s Code of Conduct, including the effectiveness of the Company’s compliance program.

The Board also has adopted a Code of Business Conduct and Ethics for Directors of the Company. This Code incorporates long-standing principles of conduct the Company and the Board follow to ensure the Company’s business and the activities of the Board are conducted with integrity and adherence to the highest ethical standards, and in compliance with the law. The Company’s Code of Conduct for employees and the Code of Business Conduct and Ethics for Directors are available on our website at www.3M.com under Investor Relations — Governance — Governance Documents.

Public policy engagement

The Company believes that transparency with respect to the consideration, processes, and oversight of our engagement with lawmakers is important to our shareholders, and continuously makes efforts to give our shareholders useful information about our public policy engagement. Since 2007, the Company has voluntarily published a detailed explanation of the Company’s political activities which is available on our website at www.3M.com under Investor Relations — Governance — Governance Documents — “Lobbying and Political Activities Governance.” There, the Company explains its principles and governance procedures and provides detailed information about 3M’s lobbying, political activities, and engagement with industry associations. We discuss our positions on important public policy issues, the factors we consider when evaluating contribution proposals, and the processes we use for legal, financial, executive, and Board oversight of our political activities and contributions. We also provide links to the reports the 3M Political Action Committee files monthly with the Federal Election Commission and the Company’s quarterly Lobbying Disclosure reports, as well as a detailed list of our contributions to state candidates and political parties, and contributions to “527” political organizations. The Company also discloses on its website the trade associations the Company joined where $25,000 or more of the dues are allocated for lobbying purposes by the trade association. Certain tax-exempt organizations, organized under U.S. Internal Revenue Code §501(c)(4) and known as “social welfare” organizations, may engage in lobbying activities related to their primary purpose. If the portion of any of our dues or other contribution in excess of $25,000 are allocated to lobbying activities, we will disclose the association and amount so allocated. The Company believes that these disclosures on our website, which exceed the disclosures required by law, offer transparency respecting the Company’s public policy engagement and political activities.

Related person transaction policy and procedures

The Board of Directors has adopted a written Related Person Transaction Policy and Procedures which is administered by the Nominating and Governance Committee. This Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a Related Person (as that term is defined in the Policy) has a direct or indirect material interest and which is required to be disclosed under Item 404(a) of Regulation S-K. Transactions that fall within this definition are referred to the Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Committee decides whether or not to approve a transaction and approves only those transactions that are in the best interests of the Company. In the course of its review and approval or ratification of a transaction, the Committee considers:

•	The nature of the Related Person’s interest in the transaction;
•	The material terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;
•	The significance of the transaction to the Related Person;
•	The significance of the transaction to the Company;
•	Whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
•	Any other matters the Committee deems appropriate.

32	3M Company

Any Committee member who is a Related Person with respect to a transaction under review may not participate in the deliberations or vote respecting such approval or ratification, except that such a director may be counted in determining the presence of a quorum at a meeting at which the Committee considers the transaction. There were no Related Person Transactions that were referred to the Committee in 2020.

Policy on adoption of a rights plan

In 2002 and 2003, a 3M shareholder submitted a shareholder proposal to 3M regarding the approval process for adopting a shareholders’ rights plan (also known as a “poison pill”). 3M does not have a rights plan and is not currently considering adopting one. The Board continues to believe, however, that there may be circumstances under which adoption of a rights plan would give the Board the negotiating power and leverage necessary to obtain the best result for 3M shareholders in the context of a takeover effort.

Following consideration of the favorable vote the shareholder proposal received and in light of this belief, the Board adopted and has reaffirmed a statement of policy on this topic. The Board’s policy is that it will only adopt a rights plan if either: (1) shareholders have approved adoption of the rights plan; or (2) the Board (including a majority of the independent members of the Board), in its exercise of its fiduciary responsibilities, makes a determination that, under the circumstances existing at the time, it is in the best interests of 3M’s shareholders to adopt a rights plan without the delay in adoption resulting from seeking shareholder approval.

The Board has directed the Nominating and Governance Committee to review this policy statement on an annual basis and to report to the Board on any recommendations it may have concerning the policy. The terms of the policy, as in effect, are included in 3M’s published Corporate Governance Guidelines and its Proxy Statement.

Key areas of Board oversight

Board’s role in strategy

Each year management presents to the Board, and the Board discusses and approves, detailed long-term strategic plans for the Company. In addition to the Company’s overall strategic plan, financial strategic plan, enterprise strategic plans and priorities including Enterprise Operations and environmental, social and governance (ESG), the discussions also focused on breakout sessions with the directors on strategic plans and priorities for each of the four business groups.

Our Company’s long-term strategy is outlined in the 3M Value model.

The 3M Value Model

© 3M 2021. All Rights Reserved.

Our Value Model differentiates 3M. It represents how we apply science to life, and deliver premium value for our stakeholders: customers, shareholders, employees, communities and business partners. The model is built around our vision, strengths, priorities and values.

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Our Vision

Our vision drives everything we do: 3M Technology Advancing Every Company, 3M Products Enhancing Every Home, 3M Innovation Improving Every Life. As a company driven by both performance and purpose, we are committed to applying 3M Science to improve every life.

Our Strengths

Our strengths are the foundation of 3M. They are deep competitive advantages that we leverage across the enterprise, and make 3M greater than the sum of our parts. All 3M businesses are connected and bolstered by our strengths: unique technologies, advanced manufacturing, global capabilities and leading brands.

We apply and combine our 51 technology platforms – from adhesives and abrasives, to microreplication and nonwoven materials. We leverage our manufacturing capabilities: one-third of our technology platforms and one-quarter of our patents relate to process engineering. 3M’s global reach allows us to serve markets around the world, where we have operations in 70 countries and sales in nearly all countries. Finally, our brand adds value in each of our businesses. We do this while maintaining close engagement with our customers and end-markets, to gain insights that guide our innovation.

Our Priorities

3M constantly builds on our foundation through four priorities – Portfolio, Transformation, Innovation, and People & Culture – which position us for long-term success. The ongoing review and reshaping of our portfolio – including prioritization within 3M, and acquisitions and divestitures – is key to maximizing value. We are transforming 3M with new business processes, service models and digitalization capabilities. Innovation remains at the center of our model, and is constantly fueled by investments in research and development and capital. Developing our people and enhancing our culture is foundational to each priority, and our ability to grow, evolve and succeed.

Advancing our Operating Model in 2020

3M has been on a journey to transform how we serve customers, work and compete. The deployment of our new enterprise resource planning (ERP) system has enabled us to improve our operations and accelerate the digitalization of 3M, and in January 2020 we implemented the next phase of our transformation: a new global operating model to further align our business groups with customers and go-to-market models. 3M business groups now have full responsibility for strategy, portfolio optimization and resource prioritization across their global operations. The new model is designed to improve growth and operational effectiveness, while empowering employees with more autonomy, reducing layers and streamlining structure. It has enabled us to respond to COVID-19 with agility – from our significant expansion of respirator production, to our ability to maintain business continuity and serve customers.

Our Values

Our values bind us together as one 3M and are the center of our culture. 3M is strengthening our commitment to our values, including around environmental, social and governance (ESG). We are implementing new goals and initiatives to advance diversity, equity and inclusion within 3M and in our communities. Similarly, 3M is strengthening our long record of environmental stewardship, including new goals to achieve carbon neutrality, further reduce water use and improve water quality. Underpinning everything 3M does is our code of conduct, and 3M has been recognized by Ethisphere Institute as one of the world’s most ethical companies for eight consecutive years.

34	3M Company

Board’s role in risk oversight

Board of directors

•	Oversees the Company’s risk profile and management’s processes for assessing and managing risk, both as a whole Board and through its committees
•	Reviews enterprise risks facing the Company and its businesses at least annually (e.g., full Board reviews have included environmental, health and safety (EHS) compliance, human capital management, environmental, social and governance (ESG), management actions fighting COVID-19 and mitigating risks, including cybersecurity)
•	Assigns other important categories of risk to designated Board committees and receives reports from them

Audit committee

•	Has the primary responsibility for the oversight of risks facing the Company, including cybersecurity
•	Has the oversight responsibilities over risks associated with the Company’s capital structure, credit ratings and cost of capital, long-term benefit obligations, and use of or investment in financial products, such as derivatives to manage risk related to foreign currencies, commodities, and interest rates

The Audit Committee’s charter provides that the Audit Committee shall “discuss policies and procedures with respect to risk assessment and risk management, the Company’s major risk exposures and the steps management has taken to monitor and mitigate such exposures.”

The role of the auditor

The Vice President and General Auditor, Corporate Auditing (the “Auditor”), whose appointment and performance is reviewed and evaluated by the Audit Committee and who has direct reporting obligations to the Committee, is responsible for leading the formal risk assessment and management process within the Company. The Auditor, through consultation with the Company’s senior management, periodically assesses the major risks facing the Company and works with those executives responsible for managing each specific risk. The Auditor periodically reviews with the Audit Committee the major risks facing the Company and the steps management has taken to monitor and mitigate those risks. The Auditor’s risk management report, which is provided in advance of the meeting, is reviewed with the entire Board by either the chair of the Audit Committee or the Auditor.

Compensation committee

•	Oversees risks associated with the Company’s compensation practices, including by performing an annual review of the Company’s risk assessment of its compensation policies and practices for its employees, including pay equity, diversity and inclusion

Nominating and governance committee

•	Oversees risks associated with the Company’s overall governance (e.g., Board diversity, social responsibility, political activities and contributions) and its succession planning process to ensure that the Company has a slate of future, qualified candidates for key management positions

Science, technology & sustainability committee

•	Oversees risks associated with the Company’s environmental and product stewardship efforts, including EHS legal and regulatory compliance, as well as significant emerging science and technology, disruptive innovations, materials vulnerability, and geopolitical issues that may impact the company’s overall strategy, global business continuity and financial results

Management

•	Provides consultation to the Auditor when he or she assesses the major risks facing the Company
•	Manages and mitigates risks (e.g., a new, holistic Equity & Community organization was formed to advance social justice and equity in our workplaces, business practices and communities globally)
•	Reports, as needed, to the full Board on how a particular risk is being managed and mitigated

The Board believes that its oversight of risks, primarily through delegation to the Audit Committee, but also through delegation to other committees to oversee specific risks within their areas of responsibility and expertise, and the sharing of information with the full Board, is appropriate for a diversified technology and manufacturing company like 3M. The chair of each committee that oversees risk provides a summary of the matters discussed with the committee to the full Board following each committee meeting. The minutes of each committee meeting are also provided to all Board members. The Board also believes its oversight of risk is enhanced by its current leadership structure (further discussed below) because the CEO, who is ultimately responsible for the Company’s management of risk, also chairs regular Board meetings. Given his in-depth knowledge and understanding of the Company, the CEO is best able to bring key business issues and risks to the Board’s attention.

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Board’s role in management succession planning and human capital management

The Board plans the succession to the position of Chairman, CEO and other senior management positions. To assist the Board, the Chairman, CEO and Senior Vice President of Human Resources annually assess senior managers and their succession potential for the position of Chairman/CEO and other senior management positions. The Board also reviews the Company’s strategies and plans to recruit, retain, develop, protect and fairly compensate its global workforce, with focuses on health and safety, development, diversity, equity and inclusion, and compensation and benefits.

Commitment to sustainability

At 3M, we are inspired and motivated by Our Vision of advancing every company, enhancing every home and improving every life. In collaboration with our employees, customers, partners, government and communities, we apply our expertise and technology to help solve shared global challenges. Sustainability is a core commitment of our company. It plays an important role in our purpose-driven innovation in products, manufacturing processes and new technologies—and we recognize and consistently seek opportunities to do more. It is our ambition to meet the increasing expectations of our customers, employees, investors and stakeholders—and grow our business—by continuing to make bold sustainability commitments and taking stronger actions.

3M has a long-standing commitment to sustainability, from our groundbreaking Pollution Prevention Pays program that began in 1975 to our increasingly ambitious set of 2025 Sustainability Goals, which are designed to improve the footprint of our own operations, help our customers meet their own sustainability goals and drive action on global environmental and social issues. We report on these efforts annually in our Sustainability Report. As a global corporation, contributing to society through diverse markets, we believe that we have a significant responsibility to advance the United Nations Sustainable Development Goals across the world. We are also a participant of the United Nations Global Compact, a policy initiative for businesses to demonstrate their commitment to ten principles in the areas of human rights, labor, environment and anti-corruption. We align our Sustainability Report to the guidelines of the Sustainability Accounting Standards Board (SASB) and the Task Force for Climate-Related Financial Disclosures (TCFD) recommendations for helping businesses disclose climate-related financial information. Together with our ambition of improving every life and our strong set of 3M values, these commitments drive and inform our formalized approach to sustainability—the 3M Strategic Sustainability Framework. Announced by CEO Mike Roman on Investor Day in November 2018, the Framework directs our efforts to areas where we can make the greatest impact: Science for Circular, Science for Climate and Science for Community.

Our commitment to sustainability encompasses stewardship of water discharges, air emissions and physical waste to minimize our manufacturing processes’ environmental impact, including active management of PFAS (per- and polyfluoroalkyl substances).

In doing so, we are guided by the principles of sound science, corporate responsibility and transparency; and we are committed to engaging in discussions with interested stakeholders about this topic. We have a robust governance framework that guides our sustainability and stewardship actions, with primary Board-level oversight by our Science, Technology & Sustainability Committee, established in late 2019.

Board of Directors	• Receives regular sustainability updates at Board meetings • Reviews sustainability-related risks as part of 3M’s enterprise risk program

Science, Technology & Sustainability Committee of the Board of Directors

•   Provides primary oversight of 3M’s sustainability and stewardship activities

•   Reviews 3M’s sustainability policies and program to identify and analyze significant sustainability, materials vulnerability and geopolitical issues that may impact 3M’s overall business strategy, global business continuity and financial results

Innovation Steering Committee

•   Provides leadership, oversight and strategy to encourage and ensure sustainability opportunities are recognized

•   Develops and monitors adherence with strong sustainability-related policies and procedures

•   Includes 3M’s CEO, CTO & SVP Environmental Responsibility, General Counsel, SVP Corporate Affairs, and EVP Consumer Business Group

Chief Sustainability Officer	• Leads 3M’s sustainability activities • Reports to the Science, Technology & Sustainability Committee, the Innovation Steering Committee and other internal and external groups

Sustainability leaders in business, areas, and enterprise-wide	• Drives Strategic Sustainability Framework priorities and initiatives consistent with the scope of their role • Leads customer relationships to solve shared global challenges

36	3M Company

Through engagement with our Board of Directors, executive leadership team and business units, our work across 3M’s Strategic Sustainability Framework is advancing progress towards our 2025 Sustainability Goals. Please see our annual Sustainability Report for our current progress.

To learn more, please visit www.3M.com/Sustainability.

Our priority areas

Science for Circular Design solutions that do more with less material, advancing a global circular economy.	A circular economy does more with less, keeps products and materials in use, designs out waste and pollution, and regenerates natural systems. At the core is an opportunity to develop technologies and business models that are restorative and regenerative by design. At 3M, we see circular economy as an opportunity to inspire leadership, innovation and disruptive change, all driving impact for a more sustainable future.
Goals
	Reduce global water use by an additional 10%, indexed to sales by 2022, 20% by 2025, and 25% by 2030.[1,2]	Drive supply chain sustainability through targeted raw material traceability and supplier performance assurance by 2025.

Return higher quality water to the environment after use in 3M manufacturing operations. In our largest water-using locations, we expect to install state-of-art water purification technology by the end of 2023 and fully operational by 2024.[2]

Engage 100% of water-stressed/scarce communities where 3M manufactures, on community-wide approaches to water management by 2025.

Reduce manufacturing waste by an additional 10%, indexed to sales by 2025.

Achieve zero landfill status at more than 30% of manufacturing sites by 2025.

Require every new product that enters 3M’s new product commercialization process to have a Sustainability Value Commitment, demonstrating how it drives impact for the greater good.

Science for Climate Innovate to decarbonize industry, accelerate global climate change solutions and improve our environmental footprint.	At 3M, we support the global consensus set forth in the 2015 Paris Agreement and we are acting on the 2018 findings of the Special Report on Global Warming of 1.5°C by the Intergovernmental Panel on Climate Change into our goals, operations and actions. The global climate crisis impacts businesses, our communities and our families. We believe that by working together, we can drive necessary system change. We recognize the work to be done and are inspired by the opportunity to chart our collective path forward.

Goals

Improve energy efficiency, indexed to net Sales, by 30% by 2025. Increase renewable energy to 50% of total electricity use by 2025 and to 100% by 2050.

Reduce Scope 1 and 2 market-based GHG emissions at least 50% by 2030, 80% by 2040 and achieve carbon neutrality in our operations by 2050.[2,3]

Help our customers reduce their GHGs by 250 million tons of CO2 equivalent emissions through the use of 3M products by 2025.

(1)	Expanded commitment from 10% between 2015 and 2025.
(2)	2019 will be the baseline measure year for these new commitments.
(3)	Expanded 3M’s 2025 goal to stay below 50% of our 2002 baseline, meaning 3M’s 2030 Scope 1 and 2 emissions will now be reduced more than 85% from 2002 levels.
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Science for Community Create a more positive world through science and inspire people to join us.	3M recognizes the crucial role of science in improving lives, protecting health and safety, and helping solve global challenges. We know we need new technologies, creative scientists, and evidence-based policies and decisions to drive impactful change. We recognize the importance of well-trained science, technology, engineering, and mathematics (STEM) graduates and the critical need for equitable access to STEM education and careers which drives us to advance diversity, equity, inclusion and social justice within our company and community. We believe in the power of science, sharing our expertise, and investing in the bright minds of tomorrow. Together we will lead and design a sustainable future for all.
Goals

Invest cash and products for education, community, and environmental programs by 2025.

Double the pipeline of diverse talent in management to build a diverse workforce by 2025.

100% participation in employee development program to advance individual and organizational capabilities by 2025.

Provide 300,000 work hours of skills-based volunteerism by 3M employees to improve lives and help solve society’s toughest challenges by 2025.

Provide training to five million people globally on worker and patient safety by 2025.

Board structure and processes

Board’s leadership structure

Our Corporate Governance Guidelines allow the independent directors flexibility to split or combine the Chairman and CEO responsibilities. The independent directors annually review our leadership structure to determine the structure that is in the best interest of 3M and its shareholders.

The Board’s current leadership structure is characterized by:

•	A combined Chairman of the Board and CEO;
•	A strong, independent, and highly experienced Lead Independent Director with well-defined responsibilities that support the Board’s oversight responsibilities;
•	A robust committee structure consisting entirely of independent directors with oversight of various types of risks; and
•	An engaged and independent Board.

The Board believes that this leadership structure provides independent board leadership and engagement while deriving the benefits of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, the CEO is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with the Lead Independent Director, this combined structure provides independent oversight while avoiding unnecessary confusion regarding the Board’s oversight responsibilities and the day-to-day management of business operations.

The Board believes that adopting a rigid policy on whether to separate or combine the positions of Chairman of the Board and CEO would inhibit the Board’s ability to provide for a leadership structure that would best serve shareholders. As a result, the Board has rejected adopting a policy permanently separating or combining the positions of Chairman and CEO in its Corporate Governance Guidelines, which are reviewed at least annually and available on our website at www.3M.com, under Investor Relations — Governance. Instead, the Board adopted an approach that allows it, in representing the shareholders’ best interests, to decide who should serve as Chairman or CEO, or both, under present or anticipated future circumstances.

38	3M Company

The Board believes that combining the roles of CEO and Chairman contributes to an efficient and effective Board. The Board believes that to drive change and continuous improvement within the Company, tempered by respect for 3M’s traditions and values, the CEO must have maximum authority. The CEO is primarily responsible for effectively leading significant change, improving operational efficiency, driving growth, managing the Company’s day-to-day business, managing the various risks facing the Company, and reinforcing the expectation for all employees of continuing to build on 3M’s century-old tradition of uncompromising integrity and doing business the right way.

The Board also believes that the Company’s corporate governance measures ensure that strong, independent directors continue to effectively oversee the Company’s management and key issues related to executive compensation, CEO evaluation and succession planning, strategy, risk, and integrity. The Corporate Governance Guidelines provide, in part, that:

•	Independent directors comprise a substantial majority of the Board;
•	Directors are elected annually by a majority vote in uncontested director elections;
•	Only independent directors serve on the Audit, Compensation, Nominating and Governance, and Science, Technology & Sustainability Committees;
•	The committee chairs establish their respective agendas;
•	The Board and committees may retain their own advisors;
•	The independent directors have complete access to management and employees;
•	The independent directors meet in executive session without the CEO or other employees during each regular Board meeting; and
•	The Board and each committee regularly conduct a self-evaluation to determine whether it and its committees function effectively.

The Board has also designated one of its members to serve as Lead Independent Director, with responsibilities that are similar to those typically performed by an independent chairman.

Lead Independent Director

Since 2012, our Lead Independent Director has been Michael Eskew, a highly experienced director. He currently serves on the boards of The Allstate Corporation, Eli Lilly and Company, and International Business Machines Corporation, and is the former Chairman and CEO of United Parcel Service, Inc. His responsibilities include, but are not limited to, the following:

•	Presides at all meetings of the Board at which the Chairman is conflicted or not present, including executive sessions of the independent directors;
•	Acts as a key liaison between the Chairman/CEO and the independent directors;
•	Approves the meeting agendas for the Board, and approves the meeting schedules to assure that there is sufficient time for preparation and discussion of all agenda items;
•	Has the authority to approve the materials to be delivered to the directors in advance of each Board meeting and provides feedback regarding the quality, quantity, and timeliness of those materials (this duty not only gives the Lead Director approval authority with respect to materials to be delivered to the directors in advance of each Board meeting but also provides a feedback mechanism so that the materials may be improved for future meetings);
•	Has the authority to call meetings of the independent directors;
•	Communicates Board member feedback to the Chairman/CEO (except that the chair of the Compensation Committee leads the discussion of the Chairman/CEO’s performance and communicates the Board’s evaluation of that performance to the Chairman/CEO);
•	If requested by major shareholders, ensures that he is available, when appropriate, for consultation and direct communication; and
•	Performs such other duties as requested by the independent directors.
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Executive sessions

As an agenda item for every regularly scheduled Board and committee meeting, independent directors regularly meet in executive session, without the Chairman/CEO or other members of management present, to consider such matters as they deem appropriate. The Lead Independent Director presides over the Board’s executive sessions.

Board committees

Board and committee information

The Board currently has the following committees: Audit, Compensation, Nominating and Governance, and Science, Technology & Sustainability. The current members of our committees, the principal functions of each committee and the number of meetings held in 2020 are shown below. Each member is independent under our Director Independence Standards, as well as applicable Securities Exchange Commission (“SEC”) rules and NYSE listing standards.

Each committee has adopted, and annually reviews, a charter setting forth its roles and responsibilities. Those charters are available at www.3M.com > Investor Relations > Governance > Governance Documents > Committee Charters.

Board committee composition

Name of Non-employee Director	Audit	Compensation	Nominating and Governance	Science, Technology & Sustainability
Thomas “Tony” K. Brown
Pamela J. Craig
David B. Dillon
Michael L. Eskew
Herbert L. Henkel
Amy E. Hood
Muhtar Kent
Dambisa F. Moyo
Gregory R. Page
Patricia A. Woertz

 = Committee member  = Chair

40	3M Company

Audit Committee Meetings in 2020: 9

David B. Dillon	Thomas “Tony” K.	Pamela J. Craig	Dambisa F. Moyo	Gregory R. Page
FL FE (chair)	Brown FL	FL FE	FL FE	FL FE

The Board of Directors has determined that all Audit Committee members are “independent” and “financially literate” under the NYSE listing standards and that members of the Audit Committee received no compensation from the Company other than for service as a director.

The Board has also determined that the following Audit Committee members — David B. Dillon (chair), Pamela J. Craig, Dambisa F. Moyo and Gregory R. Page — have “accounting or related financial management expertise” under the NYSE listing standards and are “audit committee financial experts” as that term is defined by applicable Securities and Exchange Commission regulations.

Introduction

The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent registered public accounting firm (the “Independent Accounting Firm”), the performance of the Company’s internal auditing department, the Company’s financial risk assessment and management, and furnishes a report for inclusion in the Company’s Proxy Statement.

Roles and Responsibilities

•	Reviews the Company’s annual audited and quarterly consolidated financial statements and internal controls over financial reporting;
•	Reviews the Company’s financial reporting process and internal controls over financial reporting, including any major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;
•	Reviews and discusses with management and the Independent Accounting Firm the Company’s report on internal controls over financial reporting and the Independent Accounting Firm’s audit of internal controls over financial reporting;
•	Reviews earnings press releases prior to issuance;
•	Appoints, oversees, and approves compensation of the Independent Accounting Firm;
•	Reviews with the Independent Accounting Firm the scope of the annual audit, including fees and staffing, and approves all audit and permissible non-audit services provided by the Independent Accounting Firm;
•	Reviews findings and recommendations of the Independent Accounting Firm and management’s response to the recommendations of the Independent Accounting Firm;
•	Discusses policies with respect to risk assessment and risk management, the Company’s major risk exposures, and the steps management has taken to monitor and mitigate such exposures;
•	Periodically reviews the Company’s capital allocation and capital structure strategies, insurance coverage, funding for pension and other post-retirement benefit plans, and global tax planning;
•	Periodically reviews the Company’s global Treasury activities, including risks associated with cash investments, counterparties, and use of derivatives and other financial instruments for risk management purposes;
•	Periodically reviews and approves the Company’s use of swaps exemption pursuant to Dodd-Frank derivatives clearing policy;
•	Periodically obtains reports from senior management, including the Chief Information Officer, regarding the progress on the phased implementation of the global enterprise resource planning system, information technology networks and systems, and the adequacy and effectiveness of the Company’s information security policies and internal controls regarding information security;
•	Periodically obtains reports from the Company’s senior internal auditing executive, who has direct reporting obligations to the Committee, on the annual audit plan, scope of work, and the results of internal audits and management’s response thereto;
•	Periodically obtains reports from the Company’s Chief Compliance Officer, who has direct reporting obligations to the Committee, on compliance with the Company’s Code of Conduct, and at least annually, on the implementation and effectiveness of the Company’s compliance and ethics program;
•	Reviews with the Company’s General Counsel legal matters that may have a material impact on the consolidated financial statements and any material reports or inquiries received from regulators or government agencies regarding compliance; and
•	Establishes procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and periodically review with the Chief Compliance Officer and the Company’s senior internal auditing executive these procedures and any significant complaints received.

 FL  = Financially literate  FE  = Financial expert

2021 Proxy Statement	41

Compensation Committee Meetings in 2020: 7

Herbert L. Henkel	Amy E. Hood	Muhtar Kent	Patricia A. Woertz
(chair)

The Board of Directors has determined that all Compensation Committee members are “independent” under the NYSE listing standards, including the listing standards applicable to compensation committee members.

The Board has also determined that each Compensation Committee member qualifies as a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934, and that each member qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code.

Introduction

The Compensation Committee reviews the Company’s compensation practices and policies, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the Securities and Exchange Commission’s disclosure rules for executive compensation, and furnishes a report for inclusion in the Company’s Proxy Statement.

Roles and Responsibilities

•	Reviews disclosures in the Company’s Proxy Statement regarding advisory votes on executive compensation and the frequency of such votes;
•	Approves the adoption, amendment, and termination of incentive compensation and deferred compensation programs for employees of the Company;
•	Approves the adoption, amendment, or termination of equity compensation programs or, if shareholder approval would be required, recommends such actions to the Board;
•	Approves, subject to ratification by the independent directors of the Board, employment agreements and severance arrangements for the CEO, as appropriate;
•	Approves employment agreements and severance arrangements for the senior executives of the Company (other than the CEO), as appropriate;
•	Oversees the administration of the Company’s stock and long-term incentive compensation programs, and determines the employees who receive awards and the size of their awards under such programs;
•	Approves the adoption and amendment of Company guidelines covering ownership of Company common stock by executives, and annually reviews compliance with these guidelines;
•	Reviews and makes recommendations to the Board of Directors concerning any amendment to a retirement benefit plan that would require Board approval;
•	Annually reviews a risk assessment of the Company’s compensation policies and practices for its employees;
•	Periodically reviews and discusses with the Company’s management matters relating to internal pay equity;
•	Reviews shareholder proposals relating to executive compensation matters and makes recommendations to the Board regarding responses;
•	Periodically reviews human resource issues relating to the Company’s policies and practices with respect to workforce diversity and equal employment opportunities; and
•	Has the authority to retain compensation consultants, counsel, or other advisors as it deems appropriate, including the authority to approve such advisors’ fees and retention terms.

The Committee may delegate its authority to subcommittees of one or more Committee members or to senior executives of the Company as it deems appropriate, subject to compliance with applicable laws, rules, regulations, and plan requirements. The Committee has delegated authority to the Company’s Chief Executive Officer and to its Senior Vice President, Human Resources, to grant certain stock-based awards to eligible, non-executive employees, subject to certain limits.

42	3M Company

Nominating and Governance Committee Meetings in 2020: 5

Muhtar Kent (chair)	Thomas “Tony” K.	David B. Dillon	Michael L. Eskew	Dambisa F. Moyo
Brown

The Board of Directors has determined that all Nominating and Governance Committee members are “independent” under the NYSE listing standards.

Introduction

The Nominating and Governance Committee establishes the Board Membership Criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its committees, and periodically reviews CEO and management succession plans.

Roles and Responsibilities

•	Selects and recommends director candidates to the Board of Directors, in light of the Board Membership Criteria adopted by the Board, either to be submitted for election at the Annual Meeting or to fill any vacancies on the Board, including consideration of any shareholder nominees for director (submitted in accordance with the Company’s Bylaws);
•	Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its committees, the Board Membership Criteria, frequency of meetings, and changes in compensation for non-employee directors;
•	Reviews the Company’s Corporate Governance Guidelines at least annually, and recommends any proposed changes to the Board for approval;
•	Develops and recommends to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence;

•	Reviews and approves or ratifies any transaction between the Company and any related person, which is required to be disclosed under the rules of the Securities and Exchange Commission;
•	Develops and recommends to the Board for its approval an annual self-assessment process of the Board and its committees and oversees the process;
•	Reviews periodically with the Chairman/CEO succession plans relating to positions held by elected corporate officers, and makes recommendations to the Board with respect to the selection of individuals to occupy these positions;
•	Periodically reviews the corporate contribution program (3Mgives) and the contribution activities of the 3M Foundation, which is funded by the Company; and
•	Periodically reviews the Company’s positions and engagement on important public policy, social responsibility and corporate governance issues affecting its business, including political contributions by 3M and its Political Action Committee, and shareholder engagement.

2021 Proxy Statement	43

Science, Technology & Sustainability Committee Meetings in 2020: 11

Gregory R. Page	Pamela J. Craig	Herbert L. Henkel	Amy E. Hood	Patricia A. Woertz
(chair)

The Board of Directors has determined that all Science, Technology & Sustainability Committee members are “independent” under the NYSE listing standards.

Introduction

The responsibility of the Science, Technology & Sustainability Committee (the “Committee”) of the 3M Board of Directors is to oversee the twin demands of developing products to meet the ever-changing needs of our customers while ensuring that those products cause no harm to people or to our planet. The Committee is responsible for providing the general oversight of the significant scientific and technological aspects of 3M’s businesses and the Company’s sustainability and stewardship activities.

Roles and Responsibilities

•	Monitors and reviews the overall strategy, direction and effectiveness of the Company’s research and development activities;
•	Reviews management’s strategy and allocation of resources for research and development activities, including product line extensions and new product platforms;
•	Reviews the Company’s policies and programs on sustainability; environmental and product stewardship; and environmental, health and safety, including for compliance with all applicable laws and regulations;
•	Assists the Board in identifying and analyzing significant emerging science and technology, disruptive innovations, sustainability, materials vulnerability, and geopolitical issues that may impact the Company’s overall business strategy, global business continuity and financial results; and
•	Annually reviews the Company’s Sustainability Report.

Meeting attendance

During 2020, the Board of Directors held six regularly scheduled meetings and five special meetings. Overall attendance at Board and committee meetings was 96 percent. During 2020, all of our directors attended at least 75 percent of all Board and Committee meetings on which they served.

The Company has a long-standing policy that directors are expected to attend the Annual Meeting of Shareholders unless extenuating circumstances prevent them from attending. All 11 directors who were members of the Board as of May 2020 attended last year’s Annual Meeting of Shareholders.

44	3M Company

Director compensation

Philosophy and Process

The Nominating and Governance Committee is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to the compensation of our non-employee directors. The Board reviews the recommendations of the Committee and determines the form and amount of director compensation.

In developing its recommendations, the Nominating and Governance Committee is guided by the following goals:

•	Compensation should fairly pay directors for work required in a company of 3M’s size and complexity;
•	A significant portion of the total compensation should be paid in common stock (or common stock equivalents) to align directors’ interests with the long-term interests of shareholders; and
•	The structure of the compensation should be simple and transparent.

The Nominating and Governance Committee works with an independent compensation consultant to support its objectives of maintaining a reasonable and appropriate program. For 2020, Frederic W. Cook & Co., Inc. (“FW Cook”) provided the Committee with expert advice on the compensation of non-employee directors, in addition to analyzing market data on director compensation at the same peer group of companies approved by the Compensation Committee for evaluating Named Executive Officer compensation. Neither the Company nor the Nominating and Governance Committee has any arrangement with any other compensation consultant who has a role in determining or recommending the amount or form of director compensation. For more information on the peer group, see “Executive peer group” beginning on page 63.

Directors who are employees of the Company do not receive payment for their Board service.

Elements of annual compensation for non-employee directors

Our non-employee directors receive an annual retainer, as summarized below, that is intended to approximate the peer-group median mix (cash vs. equity) and overall target total direct compensation that is consistent with 3M’s size and market-capitalization value relative to its peers. To better align the interests of our directors with those of our shareholders, the annual stock retainer is subject to a rigorous hold-until-termination requirement. For more information on the peer group, please see the section entitled “Executive peer group” beginning on page 63 of this Proxy Statement.	In May 2020, the Nominating and Governance Committee considered a director compensation study prepared by FW Cook and recommended no changes to non-employee director compensation, which the Board accepted.

[1]	Unless a director elects otherwise (see “Alternative Times and Forms of Payment” below), the annual cash retainer, annual Lead Director fee and annual Committee Chair fee are paid in cash on a quarterly basis, and the annual stock retainer is paid shortly after the Annual Meeting in deferred stock units (“DSUs”). All such cash fees are prorated based on the number of days of relevant service during the calendar quarter in which the fees are earned, and directors joining the Board after the Annual Meeting receive a prorated annual stock retainer.

DSUs. Each DSU represents the right to receive one share of 3M common stock at a future date. For fees paid in DSUs, the number of units credited to the director’s recordkeeping account is determined by dividing the target value of the fees to be paid by the closing sales price for a share of 3M common stock on the NYSE for the last trading day immediately preceding the earliest date such amount otherwise could have been be paid to the director if taken on a current basis. The Company also credits the director’s account with an additional number of DSUs for each ordinary

2021 Proxy Statement	45

cash dividend paid on the shares of the Company’s common stock. Appropriate adjustments to the DSUs credited to each director’s account will be made for stock splits, stock dividends, mergers, consolidations, payments of dividends other than in cash, and similar circumstances affecting 3M common stock. Unless deferred (see “Alternative Times and Forms of Payment” below), the shares of 3M common stock underlying the DSUs will be distributed in a single lump sum during the month of January in the first year after the director leaves the Board.

Alternative Times and Forms of Payment. In lieu of receiving all or a portion of the annual stock retainer in DSUs, a director may elect to receive shares of 3M common stock on a current basis, but the net after-tax portion of such shares must be retained by the director until he or she leaves the Board. Similarly, in lieu of cash fees, a director may opt to receive 3M common shares, DSUs or deferred cash. Directors also may elect to receive distribution of their deferred cash or settlement of their DSUs as follows:

•	a single lump sum during the month of January in the first or second year following the year in which they leave the Board; or
•	in a series of three, five, or ten annual installments beginning during the month of January in the first year after they leave the Board.

2020 director compensation table

The table below shows the amounts earned by our non-employee directors (other than Mr. Fitterling) in 2020. As Mr. Fitterling joined the Board on February 5, 2021, he did not earn any director compensation during 2020.

Non-Employee Directors	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Thomas “Tony” K. Brown	135,000	170,000	421	305,421
Pamela J. Craig	135,000	170,000	5,329	310,329
David B. Dillon*	160,000	170,000	845	330,845
Michael L. Eskew*	170,000	170,000	293	340,293
Herbert L. Henkel*	155,000	170,000	665	325,665
Amy E. Hood	135,000	170,000	889	305,889
Muhtar Kent*	155,000	170,000	772	325,772
Edward M. Liddy (retired from the Board, effective May 12, 2020)**	48,956	170,000	—	218,956
Dambisa F. Moyo	135,000	170,000	886	305,886
Gregory R. Page*	155,000	170,000	694	325,694
Patricia A. Woertz	135,000	170,000	1,691	306,691
*	Lead Director or Committee Chair during all or a portion of 2020.
**	Director compensation prorated according to effective date of election or retirement.
(1)	This column represents the amount of all fees earned or paid in cash for services as a director. The table below shows the amount of cash compensation earned during 2020 that each director elected to receive in 3M common shares or DSUs and the number of shares or DSUs received, excluding adjustments for dividend equivalents. For more information concerning all 3M stock-based holdings of the directors, see “Security ownership of management” beginning on page 121.

	Cash Fees Paid in Common Shares	3M Common Shares
Non-Employee Directors	or DSUs at Director’s Election	or DSUs Received
Thomas “Tony” K. Brown	—	—
Pamela J. Craig	—	—
David B. Dillon	—	—
Michael L. Eskew	170,000	1,053
Herbert L. Henkel	155,000	961
Amy E. Hood	—	—
Muhtar Kent	155,000	961
Edward M. Liddy	48,956	318
Dambisa F. Moyo	—	—
Gregory R. Page	—	—
Patricia A. Woertz	135,000	837

46	3M Company

(2)	This column represents the grant date fair value of the stock awards made in 2020, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The Company does not grant stock options to non-employee directors. Since all stock awards vest on the grant date, there are no unvested stock awards outstanding at year end.
(3)	This column includes the incremental cost of complimentary products and matching gifts. Non-employee directors are eligible to participate in the Company’s matching gift program on the same terms as 3M employees. Under this program, the 3M Foundation will match up to $5,000 a year in contributions made by the director to eligible educational institutions and up to $1,000 a year in contributions by the director to eligible charitable organizations.

Reasonableness of non-employee director compensation

As described above, our philosophy on director compensation is to pay directors fairly for work required in a company of our size and complexity, make a significant portion of the total compensation equity based to align directors’ interests with the long-term interests of our shareholders, and structure compensation in a simple and transparent manner. We believe that the application of this philosophy has resulted in a non-employee director compensation program that reflects best-in-class design with the following provisions:

•	Retainer-only compensation delivered in a combination of cash and stock-based awards with no fees for attending meetings that are an expected part of board service.
•	Additional retainers for special roles having greater responsibilities, such as Lead Director and committee chairs, to recognize the incremental additional time and effort required.
•	Equity delivered in the form of current or deferred full-value shares, where annual grants are based on a competitive fixed-value formula and immediate vesting helps avoid director entrenchment.
•	A requirement that directors hold until termination from Board service all annual stock retainers earned on or after October 1, 2007, which includes net after-tax shares attributable to current payments and pre-tax shares attributable to deferrals.
•	Flexible voluntary deferral provisions.
•	No material benefits or perquisites.
•	Our 2016 Long-Term Incentive Plan, approved by shareholders at the 2016 Annual Meeting, includes a $600,000 annual compensation limit on all forms of compensation for non-employee directors.

Stock retention requirement

The Board requires each director to hold the net after-tax shares (or, if deferred, a number of DSUs equal to the number of pre-tax shares underlying the DSUs) attributable to all annual stock retainers earned on or after October 1, 2007, until the director leaves the Board. Information regarding accumulated stock and DSUs is set forth under “Security ownership of management” beginning on page 121.	3M’s directors are subject to rigorous hold-until-termination requirements.

Prohibition of hedging, pledging, and other actions

The Company’s stock trading policies prohibit the Company’s directors and executive officers from (1) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (2) engaging in short sales related to the Company’s common stock; (3) placing standing orders; (4) maintaining margin accounts; and (5) pledging 3M securities as collateral for a loan. All transactions in 3M securities by directors and executive officers must be pre-cleared with the Company’s General Counsel.	• No hedging • No short sales • No standing orders • No margin accounts • No pledging

2021 Proxy Statement	47

Audit Committee matters

Proposal 2	Ratification of the Appointment of Independent Registered Public Accounting Firm for 2021

•	Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2021.
•	Based on its assessment of the qualifications and performance of PricewaterhouseCoopers LLP (“PwC”), the Audit Committee believes that it is in the best interests of the Company and its shareholders to retain PwC.

Recommendation of the Audit Committee

The Audit Committee of the Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021. Proxies solicited by the Board of Directors will be voted “FOR” ratification unless a shareholder indicates otherwise in voting the proxy.

The Audit Committee is directly responsible for the appointment, compensation (including approval of all fees), retention, and oversight of the Company’s independent registered public accounting firm (“Independent Accounting Firm”) retained to perform the audit of our financial statements and our internal control over financial reporting.

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as 3M’s Independent Accounting Firm for 2021. PwC has been 3M’s Independent Accounting Firm since 1998. Prior to that, 3M’s Independent Accounting Firm was Coopers & Lybrand from 1975 until its merger with Price Waterhouse in 1998. In accordance with SEC rules and PwC policy, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Committee and with management.

The Audit Committee annually reviews PwC’s independence and performance in connection with the Audit Committee’s determination of whether to retain PwC or engage another firm as our Independent Accounting Firm. In the course of these reviews, the Audit Committee considers, among other things:

•	PwC’s historical and recent performance on the 3M audit, including input from those 3M employees with substantial contact with PwC throughout the year about PwC’s quality of service provided, and the independence, objectivity, and professional skepticism demonstrated throughout the engagement by PwC and its audit team;
•	an analysis of PwC’s known legal risks and significant proceedings;
•	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on PwC and its peer firms;
•	PwC’s independence;
•	the appropriateness of PwC’s fees, on both an absolute basis and as compared to its peer firms;
•	PwC’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting; and
•	PwC’s capability and expertise in handling the breadth and complexity of our global operations, including the Company’s phased implementation of an enterprise resource planning system on a worldwide basis over the next several years.

Based on this evaluation, the Audit Committee believes that PwC is independent and that it is in the best interests of the Company and our shareholders to retain PwC to serve as our Independent Accounting Firm for 2021.

48	3M Company

We are asking our shareholders to ratify the selection of PwC as our Independent Accounting Firm for 2021. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC to our shareholders for ratification as a matter of good corporate governance. If the selection of PwC is not ratified, the Audit Committee will consider whether it is appropriate to select another Independent Accounting Firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different Independent Accounting Firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

PwC representatives are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Audit Committee report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The management of the Company is responsible for (i) the preparation of complete and accurate annual and quarterly consolidated financial statements (“financial statements”) in accordance with generally accepted accounting principles in the United States, (ii) maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations, and (iii) an assessment of the effectiveness of internal control over financial reporting. The Independent Accounting Firm is responsible for planning and conducting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) an audit of the Company’s annual consolidated financial statements and a review of the Company’s quarterly financial statements and expressing opinions on the Company’s financial statements and internal control over financial reporting based on the integrated audits.

In this context, the Audit Committee has met and held discussions with management and the Independent Accounting Firm regarding the fair and complete presentation of the Company’s results and the assessment of the Company’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the Independent Accounting Firm. The Audit Committee has discussed with the Independent Accounting Firm matters required to be discussed pursuant to the applicable requirements of the PCAOB and the Securities and Exchange Commission with Audit Committees.

In addition, the Audit Committee has reviewed and discussed with the Independent Accounting Firm the auditor’s independence from the Company and its management. As part of that review, the Audit Committee has received the written disclosures and the letters required by applicable requirements of the PCAOB regarding the Independent Accounting Firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the Independent Accounting Firm’s independence from the Company.

The Audit Committee also has considered whether the Independent Accounting Firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the Independent Accounting Firm is independent from the Company and its management.

The Audit Committee has discussed with the Company’s Internal Audit Department and Independent Accounting Firm the overall scope of and plans for their respective audits. The Audit Committee meets with the Internal Auditor, Chief Compliance Officer, the General Counsel, and representatives of the Independent Accounting Firm in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Submitted by the Audit Committee

David B. Dillon, Chair

Thomas “Tony” K. Brown

Pamela J. Craig

Dambisa F. Moyo

Gregory R. Page

2021 Proxy Statement	49

Audit Committee policy on pre-approval of audit and permissible non-audit services of the independent accounting firm

The Audit Committee is responsible for appointing and overseeing the work of the Independent Accounting Firm. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the Independent Accounting Firm.

The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the Independent Accounting Firm’s independence is not impaired; describes the Audit, Audit-Related, Tax and All Other services that may be provided and the non-audit services that may not be performed; and sets forth the pre-approval requirements for all permitted services. The policy provides for the pre-approval of specific types of Audit, Audit-Related, Tax and Other services and a limited fee estimate range for such services on an annual basis. The policy also requires specific pre-approval of all permitted services not already included in the annual pre-approval. The Independent Accounting Firm is required to report periodically to the Audit Committee regarding the extent of services provided in accordance with their pre-approval and the fees for the services performed to date.

The Audit Committee’s policy delegates to its Chair the authority to address requests for pre-approval of services in certain limited circumstances between Audit Committee meetings. The chair, in his discretion, must either seek immediate approval by e-mail from the other Audit Committee members, or report any pre-approval decisions to the Audit Committee for its approval at its next scheduled meeting.

The Audit Committee may not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of the Independent Accounting Firm.

All Audit, Audit-Related, Tax and All Other services described below were approved by the Audit Committee before services were rendered.

Fees of the independent accounting firm

The following table represents fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Company’s consolidated financial statements for the years ended December 31, 2019 and 2020, and fees billed for other services rendered by PwC during those periods.

Audit and non-audit fees ($ in millions)

	2019	2020
Audit Fee:	$ 18.8	$ 19.1
Audit-Related Fee:	1.3	0.4
Tax Fee:	0.7	0.5
All Other Fee:	0.1	0.0
Total	$ 20.9	$ 20.0

In the above table, in accordance with SEC rules, “Audit” fees consisted of audit work and review services, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, consents, and review of documents filed with the Securities and Exchange Commission. “Audit-related” fees consisted principally of carve out audit procedures, internal control and system audit procedures for periods prior to the rollout of the ERP system, agreed-upon procedures, employee benefit plan audits, and other attestation services. “Tax” fees consisted principally of tax compliance services in foreign jurisdictions, assistance with transfer pricing documentation, and advice on foreign and domestic tax related matters. “All Other” fees consisted of general industry and accounting training, licenses for accounting research software, and other permissible services that do not fall into the three categories listed above.

50	3M Company

Audit Committee restrictions on hiring employees of the independent accounting firm

The Audit Committee has adopted restrictions on the hiring by the Company of any PwC partner, director, manager, staff, reviewing actuary, reviewing tax professional, and any other persons having responsibility for providing audit assurance on any aspect of PwC’s certification of the Company’s financial statements. Audit assurance includes all work that results in the expression of an opinion on financial statements, including audits of statutory accounts.

2021 Proxy Statement	51

Executive compensation

Proposal 3	Advisory Approval of Executive Compensation
•	Approve, on an advisory basis, the compensation of our Named Executive Officers.
•	Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units as well as their individual performance.

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” this proposal for the reasons discussed below. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a shareholder indicates otherwise in voting the proxy.

Section 14A of the Securities Exchange Act provides our shareholders with the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers as described in this Proxy Statement. This is the eleventh year that the Company is asking shareholders to vote on this type of proposal, known as a “say-on-pay” proposal.

We believe that our executive compensation program is consistent with our core compensation principles and is structured to assure that those principles are implemented. At the Annual Meeting of Shareholders held on May 12, 2020, approximately 93 percent of the votes cast on this issue voted to approve the compensation of the Company’s named executive officers as disclosed in last year’s Proxy Statement. Although the vote was non-binding, the Compensation Committee believes this level of approval percentage indicates that our shareholders strongly support our core compensation principles and our executive compensation program.

Thus, the Company is submitting to shareholders the following resolution for their consideration and approval:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (including in the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative).”

We encourage you to read the entire Compensation Discussion and Analysis portion of this Proxy Statement to learn more about our executive compensation program and the impact that our financial performance has on the annual and long-term incentive compensation earned by our leadership team.

While the Board of Directors and the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. The Company currently holds advisory votes on the compensation of named executive officers annually. Accordingly, the next such advisory vote is expected to occur at the 2022 Annual Meeting.

52	3M Company

Compensation discussion and analysis

This Compensation Discussion and Analysis describes 3M’s executive compensation program, explains how 3M’s Compensation Committee oversees and implements this program, and reviews the 2020 compensation for the current and former executive officers identified below. Throughout this Compensation Discussion and Analysis and elsewhere in this Proxy Statement, we refer to this group of individuals as the “Named Executive Officers.” The titles shown below reflect the position of each Named Executive Officer as of March 1, 2021.

Michael F. Roman	Monish Patolawala(1)	Eric D. Hammes
Chairman of the Board and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Executive Vice President, Enterprise Operations

Mojdeh Poul	Michael G. Vale	Nicholas C. Gangestad(2)
Executive Vice President, Health Care Business Group	Executive Vice President, Safety and Industrial Business Group	Former Senior Vice President and Chief Financial Officer

(1)	Mr. Patolawala commenced employment with the Company, effective July 1, 2020.

(2)	Mr. Gangestad retired from employment with the Company, effective August 1, 2020.

See Appendix B to this Proxy Statement for the meaning of certain capitalized terms used throughout this Compensation Discussion and Analysis.

2021 Proxy Statement	53

Section I: Executive overview

3M’s executive compensation program is designed to maintain a strong alignment between corporate performance and executive compensation by tying incentive compensation to the achievement of performance metrics that we believe increase the Company’s long-term value and align our executives’ interests with the interests of our shareholders. We achieve this alignment by:

•	Ensuring that a substantial portion of our executives’ target Total Direct Compensation (cash plus long-term incentives) is performance-based.

•	90 percent for our Chief Executive Officer
•	78-82 percent for our other Named Executive Officers

•	Using multiple performance-based metrics focused primarily on revenue and earnings performance, increase in 3M’s common stock price, efficient use of capital, and free cash flow conversion, which 3M believes drive long-term value.

Selected 2020 financial performance results

3M’s 2020 financial performance was impacted by global macroeconomic uncertainty throughout the year due to the COVID-19 pandemic. This uncertainty affected most of the Company’s end markets, customers, and global operations. Throughout 2020, the Company delivered strong operational execution, aggressively managed costs, generated robust free cash flow while maintaining disciplined capital allocation, and strengthened its financial flexibility. The table below reflects the Company’s performance against the key metrics underlying the Company’s performance share awards, both as determined in accordance with GAAP and as adjusted consistent with the terms of the Company’s 2020 incentive compensation arrangements to better reflect the Committee’s view of the Company’s 2020 operating performance.

Earnings Per Share Growth	Organic Local Currency Sales Growth	Return on Invested Capital	Free Cash Flow Conversion
Results determined in accordance with GAAP (to the extent applicable)
18.4%	-1.7%	18.2%*	123%*
Results as adjusted to better reflect the Committee’s view of the Company’s 2020 operating performance
-5.7%*	-1.7%	17.1%*	132%*

*	See Appendix A to this Proxy Statement for a reconciliation of earnings per share, operating margin performance, free cash flow and free cash flow conversion to our results for the most directly comparable financial measures as reported under GAAP, and the calculation of return on invested capital.

54	3M Company

Recent business accomplishments

Below are a few noteworthy accomplishments from January 1, 2020, through March 1, 2021.

Performance	Portfolio	COVID-19
•  Generated free cash flow of $6.6 billion in 2020, up 23 percent

•  Returned $3.8 billion to shareholders in 2020 via dividends and gross share repurchases

•  Over 100 consecutive years of paying dividends to shareholders and 63 consecutive years of annual increases

• Strengthened the Health Care Business Group with the integration of Acelity and completion of the divestiture of substantially all of the drug delivery business

•  Fought the COVID-19 pandemic from every angle, including protecting employees, healthcare workers, and first responders

•  Applied expertise to ensure business continuity and maintain strong customer service as market demand and government mandates rapidly shifted the flow of global supplies

•  Produced and delivered more than two billion respirators and expanded production run rate four-fold as compared to 2019 year end

•  Forged partnerships with governments to maintain and create additional respirator manufacturing capacity

•  Aggressively fought respirator-related fraud and price gouging in partnership with federal authorities, state attorneys general, and retailers

•  Helped speed the development and manufacturing of COVID-19 vaccines and therapeutics

Innovation	People and Culture
•  Advanced our business group-led operating model, including streamlining of organization and further aligning to customers and go-to-market models for improved growth, operating agility, and accountability

•  Awarded a total of 3,827 patents from patent offices around the world in 2020, including 768 patents granted to 3M by the United States Patent and Trademark Office, which brings to more than 125,500 the total number of patents awarded to 3M in its corporate history

• Launched 3M’s first-ever Global Diversity, Equity and Inclusion report

•  Recognized by FORTUNE® magazine as one of the “World’s Most Admired Companies”

•  Announced our plan to invest $50 million over the next five years to address racial opportunity gaps through workforce development initiatives

2021 Proxy Statement	55

Elements of target total direct compensation for 2020

The table below shows how the 2020 target Total Direct Compensation of the Named Executive Officers (“NEOs”) was apportioned among base salary, annual incentives, performance share awards and stock options, summarizes the rationale for providing and key characteristics of each such element, and lists the performance metrics and weightings used for annual and long-term incentives granted in 2020.

2020 Pay Elements*				2020 Performance
CEO	Other NEOs	Why It Is Provided	Key Characteristics	Metrics and Weightings**
		• Compensate executives for their normal day-to-day responsibilities	• Only component of compensation that is considered to be fixed rather than variable in nature
• Motivate executives to stay focused on day-to-day operations by aligning a significant portion of Total Cash Compensation with the near-term financial performance of the Company and its business units

• Performance metrics and goals established by the Committee, which is comprised entirely of independent directors

•  Payouts based on performance against three business objectives over a 12-month period, subject to an individual performance multiplier

•  Payouts generally increased 20 percent, decreased 30 percent, or left unchanged based on individual performance against preestablished goals and objectives, which can be both quantitative and qualitative

•  Payouts cannot exceed 200% of an executive’s weighted-average target annual incentive amount

• Local Currency Sales (of 3M or a business unit, as applicable) vs. Plan (50%) • Economic Profit (of 3M or a business unit, as applicable) vs. Plan (20%) • Economic Profit of 3M vs. Prior Year (30%)
Performance Shares		• Motivate executives	• Performance metrics and goals	• Earnings per Share
to focus on continuously improving performance in key financial metrics believed to drive long-term shareholder value • Retain executive talent established by the Committee, which is comprised entirely of independent directors

•  Payouts based on performance against preestablished goals over three years

•  Maximum payout equal to 200% of the target number of performance shares

Growth (20%) • Relative Organic Volume Growth (40%) • Return on Invested Capital (20%) • Free Cash Flow Conversion (20%)
Stock Options		• Motivate executives	• Provide value only if stock	• Stock price
		to build long-term shareholder value • Retain executive talent	price increases • Exercise price equal to the grant date closing trading price for a share of 3M common stock • Ratable three-year vesting schedule • Maximum term of 10 years	appreciation (100%)

*	Numbers may not add to 100 percent due to rounding.

**	In determining the level of achievement of the performance goals established under the AIP and the performance share awards for any given period, the costs, sales and impact on assets and liabilities from acquisitions are excluded in the year that the acquisition is completed. The Committee also makes other adjustments from time to time for special items that it believes are unrelated to the operational performance of the Company for the relevant measurement period (e.g., changes in tax laws or accounting principles, asset write-downs, the impact of restructurings, divestitures, or asset sales in which net gains or losses exceed certain thresholds, unusual tax transactions, litigation or claim judgments and settlements, and other special items described in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual/quarterly report to shareholders for the applicable period). These adjustments can have either a positive or negative impact on award payouts.

56	3M Company

Paying for Performance

One objective of our incentive compensation program is to align our Named Executive Officers’ real pay delivery with performance. The Company’s performance directly impacted incentive compensation pay outcomes for our Named Executive Officers as discussed below.

2020 annual incentive compensation

For the Named Executive Officers paid on the basis of the Company’s overall performance, the 2020 annual incentive compensation payout (before any adjustment for individual performance) was 71.1 percent of the target amount. The payouts reflect the Committee’s view of our performance against the goals established for 2020, as shown below.	All 2020 performance targets for the AIP were set at or above 2019 results.

Dollar Amounts in Millions

[1]	Results reflect certain adjustments that the Committee believed were appropriate to better reflect the Company’s performance against its 2020 operating plan. See Appendix A for a reconciliation of local currency sales to our results for the most directly comparable financial measure as reported under GAAP, and the calculation of 2019 and 2020 Economic Profit.

[2]	Economic Profit metric measured versus 3M’s prior year results is calculated using total Company average invested capital (equity plus debt, as reported in its Consolidated Balance Sheet), while the Economic Profit metric measured versus plan is calculated using only accounts receivable and inventories of the relevant business unit as capital.

After adjustments for individual performance, the final 2020 AIP payouts for the Named Executive Officers paid on the basis of the Company’s overall performance ranged from 53 percent to 133 percent. For more information concerning the 2020 annual incentive payouts made to the Named Executive Officers, see “2020 AIP attainments and payouts” on page 68.

Performance share award payouts and accruals (long-term incentive compensation)

The three-year performance period for the 2018 Performance Share Awards issued to the Named Executive Officers ended on December 31, 2020. Based on the financial results achieved during 2018 – 2020 and excluding dividend equivalents, the Named Executive Officers received 79.3 percent of the target performance shares subject to their 2018 Performance Share Awards. After considering the change in the market value of 3M’s common stock over the three-year performance period and the additional shares delivered pursuant to the dividend equivalent rights granted as part of the 2018 Performance Share Awards, the value of the total number of 3M shares delivered to the Named Executive Officers in settlement of these awards (determined using the closing price of a share of 3M common stock on the NYSE for December 31, 2020) equaled 59.9 percent of the initial target grant value approved by the Committee.

When evaluating the payouts for these awards against the Company’s performance, it is important to keep in mind the weightings applied to each year (2018 – 50 percent; 2019 – 30 percent; and 2020 – 20 percent) and each metric (Relative Organic Volume Growth – 40 percent; Return on Invested Capital – 20 percent; Earnings per Share Growth – 20 percent; and Free Cash Flow Conversion – 20 percent). As illustrated in the charts below, the payout of 2018 Performance Share Awards reflects the mixed results achieved during the performance period.

2021 Proxy Statement	57

2018 performance share award attainments and percent of target earned by metric and year (excluding dividend equivalents)*

Earnings per share growth (20% weighting)

8.6%
12%
0%
0%
-6.9%
-5.7%
2018
2019
2020

- No shares were earned based on 2019 and 2020 performance for this metric
- 2018 performance exceeded the target level established for this metric

Relative organic volume growth (40% weighting)

2.9%
0%
0%
16%
-1.1%
-3.0%
2018
2019
2020

- No shares were earned based on 2018 and 2019 performance for this metric
- 2020 performance exceeded the maximum level established for these awards

Return on invested capital (20% weighting)

24.6%
22.9%
20%
12%
17.1%
0%
2018
2019
2020

- 2018 and 2019 performance achieved at or near the maximum level established for these awards
- No shares were earned based on 2020 performance for this metric

Free cash flow conversion (20% weighting)

132%
106%
93%
12%
8%
0%
2018
2019
2020

- No shares were earned based on 2018 performance for this metric
- 2019 and 2020 performance achieved or exceeded the maximum level established for this metric

Performance results	Maximum percent of target performance shares that may be earned for the specified metric and year

Percent of target performance shares earned by metric and year

*	Results reflect certain adjustments that the Committee believed were appropriate to better reflect the Company’s performance during the performance period. See Appendix A to this Proxy Statement for a reconciliation of earnings per share, operating margin performance, free cash flow, and free cash flow conversion to our results for the most directly comparable financial measures as reported under GAAP, and the calculation of return on invested capital.

The Company’s 2020 performance will have a more pronounced impact on the payouts of the 2019 Performance Share Awards and 2020 Performance Share Awards, where the weighting of 2020 performance is 30 percent and 50 percent, respectively. To illustrate this point, the charts below show the percent of target performance shares accrued each year during the relevant performance period based on the Company’s performance.

Percent of target performance shares accrued by year (excluding dividend equivalents)

The final payout percentage for each performance share award equals the sum of the payout percentages for each year during the performance period based on the Company’s performance against the financial goals established by the Committee at the beginning of the performance period.

58	3M Company

For more information concerning the overall status of the performance share awards that were outstanding at December 31, 2020, and the impact that the Company’s 2020 performance had on such awards, see “Status of outstanding performance share awards” and “Performance share accruals based on 2020 performance” beginning on pages 70 and 72, respectively.

Impact of changes in stock price

The performance of 3M’s stock has a material impact on the amount of compensation actually realized by our Named Executive Officers. Our stock ownership guidelines require covered executives, including the Named Executive Officers, to own amounts of Company stock having a value exceeding a specified multiple of their base salary. If the market price of 3M’s stock declines, so does the value of the stock they own. Similarly, stock options and other long-term incentive awards held by our Named Executive Officers increase or decrease in value along with increases and decreases in the value of 3M’s common stock.

The stock and stock options held by our Named Executive Officers throughout 2020 decreased in value during the year as the closing price for a share of the Company’s common stock on the NYSE decreased from $176.42 on December 31, 2019, to $174.79 on December 31, 2020.

Total shareholder return

The graphs below illustrate 3M’s stock performance relative to the stock performance of the S&P 500 and the peer companies included in the Company’s executive peer group, as described under “Use of market data” beginning on page 63.

Annualized total shareholder return performance

Note: 5-year period = Five years ending 12/31/20; 3-year period = Three years ending 12/31/20; 1-year period = One year ending 12/31/20

Source: Bloomberg

2021 Proxy Statement	59

Say-on-pay results

3M has a history of strong say-on-pay results. In 2020, approximately 93 percent of the votes cast on our say-on-pay proposal approved the compensation of our named executive officers as disclosed in last year’s Proxy Statement. Although the vote was non-binding, the Committee believes this level of approval indicates that shareholders strongly support our executive compensation programs and policies. The Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our shareholders, when making future executive compensation decisions.

For information concerning our investor outreach efforts, see “Shareholder outreach and engagement” on page 11.

3-year average votes cast in favor of say-on-pay proposal

Noteworthy compensation program actions since January 1, 2020

Since January 1, 2020, the Committee or the Board of Directors took the noteworthy actions described below as part of the Company’s executive compensation program.		Special note regarding COVID-19 impact on incentive compensation arrangements
•	Approved participation of all executive officers in the broad-based Annual Incentive Plan (as opposed to the Executive Annual Incentive Plan), effective for plan years beginning on or after January 1, 2020. For more information, see “Annual incentive” beginning on page 65.	The COVID-19 pandemic created both challenges and opportunities for 3M that were not reflected in the 2020 performance goals established for the Named Executive Officers’ annual and long-term incentive compensation arrangements. Although the Committee believes that the pandemic had a significant, adverse impact on the ability of executives to meet certain performance goals, the Committee determined not to adjust the targets or payouts for any of the Named Executive Officers. Similarly, the Committee determined not to make any design changes to the Company’s 2021 executive compensation program based on the pandemic. The Committee believes this approach is consistent with the Company’s pay-for-performance philosophy.
•	Appointed Monish Patolawala as Senior Vice President and Chief Financial Officer and approved his initial compensation arrangements (consisting of an annual base salary of $885,000, target annual incentive compensation of $885,000, make-whole and inducement equity awards with an aggregate target grant value of $4,765,246, and prorated 2020 long-term incentive compensation awards with an aggregate target grant value of $1,625,000). Mr. Patolawala’s compensation arrangement includes no employment agreement or supplemental retirement benefits. For more information, see “Section V: 2020 compensation decisions and performance highlights — Monish Patolawala” on page 75.
•	Approved implementation of a program under which the Company’s executives (other than the Company’s Chief Executive Officer) will be offered the opportunity to indicate a preference to receive 25 percent of the target grant value of their annual long-term incentive compensation awards in the form of restricted stock units rather than stock options, beginning with the annual grants made in 2021. For more information about the Named Executive Officers 2020 annual long-term incentive compensation arrangements, see “2020 long-term incentive awards” on page 70.
•	Amended and restated the 3M Company 2016 Long-Term Incentive Plan, subject to shareholder approval, to increase the number of shares available for future awards and make certain other changes. For more information, see “Proposal 4: Approval of the Amended and Restated 3M Company 2016 Long-Term Incentive Plan” on page 102.

60	3M Company

Compensation policies and practices

Our compensation program is designed to provide appropriate performance incentives and avoid compensation practices that do not promote the interests of our shareholders.

We do	We do not

  Maintain strong alignment between corporate performance and executive officer compensation by having a majority of Total Direct Compensation consist of performance-based compensation.

  Conduct an annual assessment for the purpose of identifying and mitigating significant economic and reputational risks in the design of our incentive compensation programs.

  Have a comprehensive clawback policy that covers both cash and equity compensation and includes provisions addressing reputational and financial risk as well as risk management failures.

  Maintain a long-term incentive plan that provides for forfeiture of awards if an employee engages in misconduct.

  Use an independent compensation consultant retained by, and reporting directly to, the Committee.

  Limit the number and amount of executive perquisites.

  Prohibit our executive officers from hedging or pledging 3M common stock.

  Maintain robust stock ownership guidelines for executive officers.

  Conduct competitive benchmarking to align executive compensation with the market.

  Have employment or change in control agreements with any of our executive officers.

  Provide tax gross-ups on executive perquisites, other than for taxable relocation benefits.

  Have agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any of our executive officers upon a change in control.

  Pay dividends or dividend equivalents on unearned equity awards.

  Reprice stock options without the approval of 3M shareholders, except for “anti-dilution” adjustments (such as adjustments in connection with a stock split, spinoff, etc.).

Section II: How we determine executive compensation

Principles

The Company maintains global compensation principles that are intended to ensure that its compensation practices are fair and reasonable as applied to both executive and non-executive employees. These principles align with the Company’s vision and strategies, balance both individual and enterprise performance, and seek to provide competitive wages and benefits with consistent positioning in the median range of the most-relevant markets to employees based on roles, responsibilities, skills, and performance.

With respect to 3M’s executive compensation program, we use the following core principles, which are intended to support our pay-for-performance philosophy:

•	Total Direct Compensation should be competitive to attract the best talent to 3M, motivate executives to perform at their highest levels, reward individual contributions that improve the Company’s ability to deliver outstanding performance, and retain those executives with the leadership abilities and skills necessary for building long-term shareholder value;

•	The portion of Total Direct Compensation that is at-risk and performance-based should increase with the level of an individual’s responsibility;

•	The program should balance incentives for delivering outstanding long-term, sustainable performance against the potential to encourage inappropriate risk-taking;

•	The metrics and targets for earning performance-based incentives should be consistent with, and aligned to, increasing shareholder value over the long term; and

•	A significant portion of each executive’s personal net worth should be tied to the value of 3M common stock as further motivation to build long-term shareholder value and mitigate the risk of inappropriate risk-taking.

2021 Proxy Statement	61

To monitor and support the effectiveness of this program, the Committee periodically reviews the compensation principles used for setting target annual total cash compensation for the Company’s global workforce and approves the methodology for determining annual long-term incentive target grant values for employees eligible to receive such awards. The Company also periodically compares its pay components to those of other premier companies and adjusts them as necessary to stay competitive and attract, retain, and motivate a highly qualified, diverse workforce at all levels throughout the organization, not just for its executives.

Roles and responsibilities

The Company believes that a collaborative process best ensures that compensation decisions reflect the principles of our executive compensation program. Set forth below is a summary of the roles and responsibilities of the key participants that were involved in making decisions relating to the compensation that our Named Executive Officers earned in 2020.

Responsible Party	Primary Roles and Responsibilities Relating to Compensation Decisions
Compensation Committee (Composed solely of independent, non-employee directors and reports to the Board)

•   Reviews the design of, and risks associated with, the Company’s compensation policies and practices;

•   Approves the compensation of our Chief Executive Officer, subject to ratification by the independent members of the Board of Directors;

•   Approves the compensation of our other Named Executive Officers;

•   Approves the performance metrics and goals for performance-based long-term and short-term incentive compensation arrangements;

•   Approves annual performance goals and objectives for our Chief Executive Officer;

•   Conducts an annual evaluation of our Chief Executive Officer’s performance and reviews such evaluation with the independent members of the Board of Directors; and

•   Approves all changes to the composition of the executive peer group.

Independent Non-employee Members of the Board of Directors

•   Considers the Committee’s annual evaluation of our Chief Executive Officer’s performance; and

•   Considers the Committee’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate, ratifies such actions.

Independent Consultant to the Compensation Committee* (FW Cook)

•   Provides the Committee with advice regarding the design of all elements of the Company’s executive compensation program;

•   Reviews and provides an assessment of the material economic and reputational risks associated with the Company’s incentive compensation programs;

•   Reviews and provides an independent assessment of materials provided to the Committee by management of the Company;

•   Provides advice and recommendations to the Committee regarding the composition of the compensation peer groups;

•   Provides expert knowledge of regulatory developments, marketplace trends, and best practices relating to executive compensation and competitive pay levels;

•   Makes recommendations regarding the compensation of the Named Executive Officers (including our Chief Executive Officer); and

•   Regularly attends and actively participates in meetings of the Committee, including executive sessions.

Chief Executive Officer (Assisted by our Senior Vice President, Human Resources, and other Company employees)

•   Approves annual performance goals and objectives for the Named Executive Officers (other than himself);

•   Conducts an annual performance evaluation for each of the Named Executive Officers (other than himself) and presents the results to the Committee; and

•   Makes recommendations to the Committee with respect to the compensation of the Named Executive Officers (other than himself) based on the final assessment of their performance.

*	During 2020, the Committee was assisted by its independent compensation consultant, George B. Paulin of FW Cook. Other than the support that it provided to the Committee, FW Cook provided no other services to the Company or 3M management, with the exception of independent advisory support to the Nominating and Governance Committee on the compensation of 3M’s non-employee directors so that valuation methodologies and peer groups are consistent with those used for executives and other employees. During the year, the Committee considered an evaluation of the independence of Mr. Paulin and his firm based on the relevant regulations of the Securities and Exchange Commission and the NYSE listing standards. The Committee concluded that the services performed by Mr. Paulin and his firm did not raise any noteworthy conflicts of interest.

62	3M Company

Use of market data

We compete for executive talent in a global market. In order to ensure that we are providing Total Direct Compensation that is competitive, the Committee annually considers the available pay data of two peer groups: an executive peer group and a survey peer group.

Executive peer group

For 2020, the executive peer group consisted of the companies identified below (which remained the same as in the previous year), as recommended by the Committee’s independent compensation consultant and approved by the Committee. The companies in this executive peer group were selected because (1) their performance was monitored regularly by the same market analysts who monitor the performance of 3M (investment peers) and they are considered major business-segment competitors used internally for performance comparisons, or (2) they met criteria based on similarity of their business and pay models, market capitalization (based on an eight-quarter rolling average), and annual revenues and compete with 3M for talent.

(Dollars in millions)

Latest Four Quarters Revenues(1)
Johnson & Johnson	$82,584
General Electric Company	$79,619
United Technologies Corporation(2)	$77,453
The Procter & Gamble Company	$73,975
Caterpillar Inc.	$41,748
Deere & Company	$36,995
Honeywell International, Inc.	$32,637
3M Company	$32,184
Medtronic plc	$27,926
Danaher Corporation	$22,284
Johnson Controls International plc	$22,082
Kimberly-Clark Corporation	$19,140
Eaton Corporation plc	$17,858
Emerson Electric Co.	$16,795
Illinois Tool Works Inc.	$12,574
TE Connectivity Ltd.	$12,526
Corning Incorporated	$11,303
75th Percentile	$49,805
Mean	$36,719
Median	$25,105
25th Percentile	$17,592
3M Percentile Rank	59%
Trailing Eight-Quarter Average Market Capitalization(1)
Johnson & Johnson	$379,274
The Procter & Gamble Company	$307,585
Medtronic plc	$140,905
Danaher Corporation	$125,618
Honeywell International, Inc.	$122,110
United Technologies Corporation(2)	$109,112
3M Company	$ 94,833
Caterpillar Inc.	$ 82,536
General Electric Company	$ 81,912
Deere & Company	$ 64,451
Illinois Tool Works Inc.	$ 55,937
Kimberly-Clark Corporation	$ 46,662
Emerson Electric Co.	$ 41,734
Eaton Corporation plc	$ 39,627
TE Connectivity Ltd.	$ 32,365
Johnson Controls International plc	$ 31,179
Corning Incorporated	$ 23,464
75th Percentile	$122,987
Mean	$105,279
Median	$ 73,181
25th Percentile	$ 41,207
3M Percentile Rank	63%

(1)	All data shown was obtained from Standard & Poor’s Capital IQ. Revenues are stated in millions for the latest four quarters disclosed as of February 28, 2021. Market capitalizations are stated in millions as of February 28, 2021. Given the significant impact that the spinoffs of two independent public companies (Dow Inc. and Corteva, Inc.) had on the revenues and market capitalization of DuPont de Nemours, Inc. (formerly DowDuPont Inc.), the table above does not include information for such entity.
(2)	United Technologies completed its merger with Raytheon on April 3, 2020; revenue and market capitalization shown represent data for periods ending March 31, 2020.

The Committee, with assistance from its independent compensation consultant, periodically reviews the composition of the executive peer group to determine whether any changes are appropriate. Following its review in August 2020, FW Cook recommended, and the Committee approved, the changes below to ensure that 3M’s size positioning remains balanced in the executive compensation peer group. These changes did not affect 2020 compensation decisions made by the Committee.

2021 Proxy Statement	63

Entities removed from the executive peer group	Entities added to the executive peer group

• Raytheon Technologies Corporation (successor to United Technologies Corporation)	• Parker-Hannifin Corporation • Abbott Laboratories • The Boeing Company

The Company receives pay data and information on the executive compensation practices at the companies in 3M’s executive peer group from Aon and FW Cook.

Survey peer group

For 2020, there were approximately 200 comparator companies in the survey peer group. Although the number and identity of the companies varies from year to year and from survey to survey, each of the companies included in the survey peer group had annual revenue exceeding $10 billion. All of the companies in the survey peer group also participate in one or more executive compensation surveys obtained from three consulting firms: Aon, FW Cook, and Willis Towers Watson. Pay data for the survey peer group is statistically regressed to recognize the different sizes of the comparator companies (based on annual revenues) as compared to the size of 3M. The Committee does not review the identity of the companies in the survey peer group.

How the Committee establishes target compensation levels

The Committee considers the pay data from the Peer Groups as a reference point to inform its decisions about overall compensation opportunities and specific compensation elements. The Committee also uses multiple reference points when establishing targeted compensation levels. The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the Peer Groups or the broader United States market. Instead, the Committee applies informed judgment in establishing targeted pay levels for the Named Executive Officers, considering not only pay data from the Peer Groups, but also factors such as:

•	the breadth and complexity of the executive’s duties and responsibilities;

•	the quality of the executive’s leadership;

•	the financial and operational performance of the business activities for which the executive is responsible;

•	the executive’s ability to successfully achieve assigned goals related to company culture;

•	the annual performance evaluation that Mr. Roman, assisted by 3M’s Senior Vice President, Human Resources, and other Company employees, completes for each Named Executive Officer (other than himself) and the annual performance evaluation that the Compensation Committee completes for Mr. Roman;

•	the executive’s ability to successfully achieve assigned goals related to environmental, social, and governance matters, including sustainability goals;

•	the executive’s performance rating for the prior year;

•	experience and time in their current position (or other positions with comparable duties and responsibilities); and

•	internal pay equity.

The Committee also uses information on the executive compensation practices at companies in the executive peer group when considering design changes to the Company’s executive compensation program. Overall, the Company believes that use of this information from the Peer Groups enables the Committee to create better alignment between executive pay and performance and to help ensure that 3M can attract and retain high-performing executive leaders.

64	3M Company

Section III: Overview of compensation program design

Target total direct compensation mix for 2020

The illustrations below show how the target Total Direct Compensation of our CEO and other Named Executive Officers was apportioned among base salary, annual incentives, performance share awards and stock options for 2020.

CEO*	Other NEOs (average)**

Abbreviations: AIP = Annual incentive pay; PSAs = Performance share awards.

*	Numbers may not add to 100 percent due to rounding.
**	Amounts shown reflect the average apportionment for all Named Executive Officers other than Mr. Roman and Mr. Gangestad (although the amounts shown would not have been different if Mr. Gangestad had been included).

Annual incentive

3M provides its executives with an opportunity to earn annual incentive compensation under the 3M Annual Incentive Plan, which we refer to as the “AIP.” Participation in the AIP is intended to align a significant portion of participants’ Total Cash Compensation with the near-term financial performance of the Company and its business units. Each executive is assigned a target amount of annual incentive compensation as part of his or her target Total Cash Compensation, but the actual amount paid under the AIP depends on the financial performance of 3M and its relevant business units and the executive’s individual performance, in each case, measured against preestablished goals and objectives.

Basic calculation. The amount a participant earns under the AIP is calculated by multiplying his or her weighted-average target annual incentive compensation opportunity for the plan year by a business performance factor and an individual performance multiplier.

Calculated amount that takes into account any mid-year changes in the participant’s target annual incentive compensation opportunity	Corporate and business unit results adjust AIP pay based on performance against preestablished goals	Payouts generally increased 20 percent, decreased 30 percent, or left unchanged based on individual performance against preestablished goals and objectives, which can be both quantitative and qualitative	Final payment amount may range from 0% to 200% of an individual’s total weighted-average target AIP payout

2021 Proxy Statement	65

Business performance factor. The business performance factor is determined based on the performance of 3M and the business unit for which each Named Executive Officer had responsibility throughout the year against three metrics, as indicated in the table below.	The 2020 performance target for each metric was set at or above 2019 results.

		Business Unit Local	Economic Profit (of 3M or a
Performance Metric		Currency Sales	business unit, as applicable)	Total 3M Economic
		Versus Plan	vs. Plan	Profit vs. Prior Year
Weighting
Business Unit Used to Calculate Business Performance Factor*	Mr. Roman	3M Worldwide	3M Worldwide	3M Worldwide
	Mr. Patolawala	3M Worldwide	3M Worldwide	3M Worldwide
	Mr. Hammes	3M Worldwide	3M Worldwide	3M Worldwide
	Ms. Poul	HCBG	HCBG	3M Worldwide
	Mr. Vale	SIBG	SIBG	3M Worldwide
	Mr. Gangestad	3M Worldwide	3M Worldwide	3M Worldwide

*	Abbreviations: HCBG = Health Care Business Group; SIBG = Safety and Industrial Business Group.

Individual performance multiplier. The amount of annual incentive compensation paid to an eligible employee generally is increased 20 percent, reduced 30 percent, or left unchanged depending on his or her performance during the year. When determining the individual performance multipliers to be used for the Named Executive Officers, the Committee considers the individual performance of the Named Executive Officers using the performance evaluations described under “How the Committee establishes target compensation levels” on page 64.

Long-term incentives

2020 performance share awards

Performance shares awarded in 2020 will result in the issuance of actual shares of 3M common stock to 3M’s Named Executive Officers if the Company achieves certain financial goals over the years 2020, 2021, and 2022. The number of shares of 3M common stock that will be issued for each 2020 performance share is linked to the Company’s performance as measured by the criteria of Earnings per Share Growth (20 percent weighting), Relative Organic Volume Growth (40 percent weighting), Return on Invested Capital (20 percent weighting), and Free Cash Flow Conversion (20 percent weighting). These performance criteria were selected because they are aligned with 3M’s operating plan and the financial objectives communicated to shareholders, and the Committee believes that they are important drivers of long-term shareholder value. Attainment of these four independent performance criteria is measured separately for each calendar year during the three-year measurement period, with each year weighted as follows: 2020 — 50 percent; 2021 — 30 percent; and 2022 — 20 percent. However, the targets by which the Company’s performance is measured do not change over the three-year performance period.

Excluding shares issued pursuant to dividend equivalent rights, the actual number of shares of 3M common stock that will be delivered at the end of the three-year performance period ending on December 31, 2022, may be anywhere from 0 percent to 200 percent of the target number of performance shares awarded, depending on the performance of the Company during the performance period. However, an executive may forfeit all or a portion of such shares if he or she does not remain employed by the Company throughout the three-year performance period.

For awards tied to the achievement of performance goals over the years 2020, 2021, and 2022, the Committee approved the targets shown below for determining the number of shares of 3M common stock to be delivered for each target performance share awarded, with the total number of shares actually delivered being the sum of the number of shares earned as a result of the Company’s achievement of each of the four financial goals, plus the number of shares issued pursuant to dividend equivalent rights granted with respect to the shares earned. In the event that the Company’s performance as measured by any of these performance criteria falls between any of the percentages listed below, the number of shares of 3M common stock earned will be determined by linear interpolation.

66	3M Company

		Relative
	% of Target	Organic	% of Target	Return on	% of Target		% of Target	Total % of
EPS	Performance	Volume	Performance	Invested	Performance	FCF	Performance	Performance
Growth	Shares	Growth	Shares	Capital	Shares	Conversion	Shares	Shares
Below	0%	Below	0%	Below	0%	Below	0%	0%
4.0%		-1.0%		18.0%		95.0%
4.0%	4%	-1.0%	8%	18.0%	4%	95.0%	4%	20%
8.0%	20%	0.5%	40%	20.0%	20%	100.0%	20%	100%
12.0%	40%	2.0%	80%	23.0%	40%	105.0%	40%	200%
or higher		or higher		or higher		or higher

The above targets are not a prediction of how 3M will perform during the years 2020 through 2022 or any other period in the future. The sole purpose of these formulas, which were approved by the Committee in February 2020, is to establish a method for determining the number of shares of 3M common stock to be delivered for the performance share awards described above. 3M is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of these formulas, and you are cautioned not to rely on these formulas as a prediction of 3M’s future performance.

2020 stock options

Stock options granted to the Named Executive Officers in 2020 as part of their long-term incentive compensation have the following features:

•	an exercise price equal to the closing price of a share of 3M common stock on the NYSE for the date of grant;
•	a ratable three-year vesting schedule; and
•	a maximum term of 10 years.

Other awards

Our Named Executive Officers also may receive other equity awards on an ad hoc basis as new hires or for recognition and retention, promotions, or other purposes.

Benefits and perquisites

The Company’s Named Executive Officers participate in the same health care, disability, life insurance, pension, and 401(k) benefit plans available to most of the Company’s U.S. employees. They also are eligible to receive certain additional benefits and perquisites that are provided for the executives’ convenience (relocation assistance for moves required by 3M, financial planning assistance, and meals when attending to 3M business, for example), financial security (nonqualified deferred compensation plans and additional group term life insurance coverage, for example), personal security (home security equipment/monitoring, for example) or personal health (on-site exercise facilities and physical exams, for example). Our Named Executive Officers and other employees also may receive Company tickets for sporting or other events. The Company believes that the benefits and perquisites offered generally are similar to those of our peers and assist in attracting and retaining executives. In some cases, there is no incremental cost to the Company associated with providing these additional benefits and perquisites (physical exams and certain tickets to events, for example) or the executives pay all or a substantial portion of the incremental costs incurred by the Company (on-site exercise facilities, for example).

These additional benefits and perquisites generally are provided on a consistent basis only to a limited group of our most senior U.S. employees (including all of the Named Executive Officers), although enhanced personal security equipment and monitoring is provided only to our Chief Executive Officer.

The Company also operates aircraft that are used by our senior officers and other employees to conduct company business. For personal security reasons, the Board of Directors requires our Chief Executive Officer to use the Company’s aircraft for all air travel, both business and personal. Our Chief Executive Officer’s spouse and other guests also may accompany him on flights.

The incremental cost to the Company of providing these additional benefits to the Named Executive Officers is reflected in the All Other Compensation Table. No tax gross-ups are provided on any of these additional benefits and perquisites other than taxable relocation benefits.

2021 Proxy Statement	67

Section IV: Incentive compensation attainments and awards

2020 AIP attainments and payouts

During 2020, the Committee provided the Named Executive Officers with the opportunity to earn short-term incentive compensation under the Annual Incentive Plan. Each Named Executive Officer’s target annual incentive for the year equaled the difference between his or her target Total Cash Compensation and annual base salary (weighted to reflect mid-year adjustments, if appropriate).

Business performance factor. For purposes of measuring business performance against the targets established for 2020 and converting that performance into a business performance factor determined in accordance with the terms of the AIP, each Named Executive Officer was assigned to an appropriate business unit for each metric (the entire Company, in some cases). The metrics, relevant business unit, goals, and attainments used to calculate the business performance factor for each Named Executive Officer are shown below.

Business performance factor calculation for all Named Executive Officers other than Ms. Poul and Mr. Vale

Dollar amounts in millions

Business performance factor calculation for Ms. Poul

Dollar amounts in millions

68	3M Company

Business performance factor calculation for Mr. Vale

Dollar amounts in millions

[1]	The Economic Profit metric measured versus 3M’s prior year results is calculated using total Company average invested capital (equity plus debt, as reported in its Consolidated Balance Sheet), while the Economic Profit metric measured versus plan is calculated using only accounts receivable and inventories of the relevant business unit as capital.

The results described above reflect certain adjustments that the Committee believed were appropriate to better reflect the Company’s performance against its 2020 operating plan. See Appendix A for a reconciliation of local currency sales to our results for the most directly comparable financial measure as reported under GAAP, and the calculation of 2019 and 2020 Economic Profit.

Individual performance multiplier. The amount of annual incentive compensation paid to an eligible employee generally is increased 20 percent, reduced 30 percent, or left unchanged depending on his or her performance during the year. The Committee determined the individual performance multiplier for each Named Executive Officer, as shown in the table under “Final 2020 AIP payouts” below, based upon the annual performance evaluation completed for each Named Executive Officer other than Mr. Gangestad. The Committee generally does not conduct detailed performance assessments for executives who depart the Company before the end of the year, but instead discusses the former executive’s performance with the Company’s Chief Executive Officer to determine whether a sufficient basis exists to increase or decrease the executive’s AIP payout for the year on the basis of individual performance. Following this approach, the Committee discussed Mr. Gangestad’s 2020 performance with Mr. Roman and decided not to increase or decrease the amount of his prorated 2020 AIP payout based on individual performance. For a listing of selected 2020 performance highlights of each Named Executive Officer (other than Mr. Gangestad), see “Section V: 2020 compensation decisions and performance highlights” beginning on page 73.

Final 2020 AIP payouts. At its meeting in February 2021, the Committee approved (and with respect to Mr. Roman, the independent members of the Board of Directors ratified) a payment under the AIP to each executive, as shown below.

	Target 2020	Business	Individual	Approved 2020
	Annual Incentive*	Performance	Performance	AIP Payout**
Named Executive Officer	($)	Factor	Multiplier	($)
Michael F. Roman	2,226,302	71.1%	100%	1,582,901
Monish Patolawala	444,890	71.1%	120%	379,580
Eric D. Hammes	465,701	71.1%	100%	331,114
Mojdeh Poul	580,854	52.6%	100%	305,529
Michael G. Vale	634,110	111.1%	120%	845,395
Nicholas C. Gangestad	517,258	71.1%	100%	367,770

*	Amounts shown reflect mid-year adjustments to target Total Cash Compensation. The amounts shown for Mr. Patalowala and Mr. Gangestad also have been prorated to reflect the portion of the year worked for the Company.

**	Due to rounding, the numbers shown in this column may not equal the result obtained by multiplying the Target 2020 Annual Incentive by the Business Performance Factor by the Individual Performance Multiplier.

2021 Proxy Statement	69

2020 long-term incentive awards

After considering the most recent long-term incentive compensation data available from companies in the Peer Groups and after taking into account its evaluation of their individual performance during 2019, the Committee approved (and in the case of Mr. Roman, the independent members of the Board of Directors ratified) the performance-adjusted target grant values shown below for the Named Executive Officers’ 2020 long-term incentive compensation awards. Consistent with market practices at companies in the Peer Groups, during 2020, the Committee chose to deliver one-half of the performance-adjusted target grant value of the annual long-term incentive compensation awards provided to 3M’s Named Executive Officers in the form of stock options and the remaining one-half in the form of performance shares. For ease of comparison, the table below also shows the performance-adjusted target compensation values of the Named Executive Officers’ 2019 long-term incentive compensation awards.

	Performance-Adjusted	Performance-Adjusted
	Target Grant Value of	Target Grant Value of
	2019 Annual Awards	2020 Annual Awards
Name	($)	($)
Michael F. Roman	10,000,000	10,000,000
Monish Patolawala	—*	1,625,000	**
Eric D. Hammes	1,361,040	2,913,400
Mojdeh Poul	2,268,290	2,330,720
Michael G. Vale	2,268,290	2,268,290
Nicholas C. Gangestad	3,640,000	3,542,500

*	Mr. Patolawala joined the Company effective July 1, 2020.

**	Amount shown was prorated based on the portion of the year worked by Mr. Patolawala. Excludes the target grant value of special one-time make-whole and inducement awards granted in connection with his commencement of employment.

Status of outstanding performance share awards

The Company’s annual award cycle and three-year performance periods result in an overlap of awards. For example, the performance goals for 2020 Performance Share Awards relate to the years 2020, 2021, and 2022. Similarly, the performance goals for 2019 Performance Share Awards relate to the years 2019, 2020, and 2021, and so on, as shown below. Performance against the goals established for each award are measured separately for each calendar year during the measurement period, with each year weighted as shown below in parenthesis. The Committee believes this structure reduces motivation to maximize performance in any one period by providing the highest-level rewards only by building sustainable long-term results.

Award	2018	2019	2020	2021	2022
2018 PSA	Year 1 (50%)	Year 2 (30%)	Year 3 (20%)
2019 PSA		Year 1 (50%)	Year 2 (30%)	Year 3 (20%)
2020 PSA			Year 1 (50%)	Year 2 (30%)	Year 3 (20%)

The Committee periodically reviews the Company’s performance against the goals established for each performance share award throughout the duration of its measurement period. The tables below summarize the status of the different performance share awards held by the Named Executive Officers as of December 31, 2020.

70	3M Company

2020 PSA (2020-2022 measurement period)

				Three-year Performance Period –
				Actual Performance Level Achieved*
				2020	2021	2022
				(Year 1;	(Year 2;	(Year 3;
	Performance Levels			weighted	weighted	weighted

Performance Measures and Weighting	Threshold	Target	Maximum	at 50%)	at 30%)	at 20%)
Earnings per Share Growth (20%)**	4.0%	8.0%	12.0%	-5.7%
Relative Organic Volume Growth (40%)***	-1.0%	0.5%	2.0%	2.9%
Return on Invested Capital (20%)	18.0%	20.0%	23.0%	17.1%
Free Cash Flow Conversion (20%)	95%	100%	105%	132%

2019 PSA (2019-2021 measurement period)

				Three-year Performance Period –
				Actual Performance Level Achieved*
				2019	2020	2021
				(Year 1;	(Year 2;	(Year 3;
	Performance Levels			weighted	weighted	weighted

Performance Measures and Weighting	Threshold	Target	Maximum	at 50%)	at 30%)	at 20%)
Earnings per Share Growth (20%)**	4.0%	8.0%	12.0%	-6.9%	-5.7%
Relative Organic Volume Growth (40%)***	-1.0%	0.5%	2.0%	-3.0%	2.9%
Return on Invested Capital (20%)	20.0%	22.0%	25.0%	22.9%	17.1%
Free Cash Flow Conversion (20%)	95%	100%	105%	106%	132%

2018 PSA (2018-2020 measurement period)

				Three-year Performance Period –
				Actual Performance Level Achieved*
				2018	2019	2020
				(Year 1;	(Year 2;	(Year 3;
	Performance Levels			weighted	weighted	weighted

Performance Measures and Weighting	Threshold	Target	Maximum	at 50%)	at 30%)	at 20%)
Earnings per Share Growth (20%)**	4.0%	8.0%	12.0%	8.6%	-6.9%	-5.7%
Relative Organic Volume Growth (40%)***	-1.0%	0.5%	2.0%	-1.1%	-3.0%	2.9%
Return on Invested Capital (20%)	18.0%	20.0%	23.0%	24.6%	22.9%	17.1%
Free Cash Flow Conversion (20%)	95%	100%	105%	93%	106%	132%

*	Results reflect certain adjustments that the Committee believed were appropriate to better reflect the Company’s performance during the performance period. See Appendix A to this Proxy Statement for a reconciliation of earnings per share, operating margin performance, free cash flow, and free cash flow conversion to our results for the most directly comparable financial measures as reported under GAAP, and the calculation of return on invested capital.
**	For purposes of calculating Earnings per Share Growth for any given fiscal year, the baseline earnings per share figure is set equal to the final adjusted earnings per share figure used to calculate the Earnings per Share Growth attainment for the preceding year. As a result, any increase in earnings per share attributable to adjustments in one fiscal year necessarily will make it more difficult for the Company to achieve its Earnings per Share Growth target in the following year.
***	The reported level of performance achieved for Relative Organic Volume Growth has been determined, in part, using Worldwide IPI for each relevant period, as reported by Global Insights on January 15, 2021. The final performance level achieved may vary based on changes in reported Worldwide IPI for the relevant period.

2021 Proxy Statement	71

Performance share accruals based on 2020 performance

The table below shows the number of shares of 3M common stock that were accrued (excluding dividend equivalents) for the outstanding performance share awards held by each Named Executive Officer based on the Company’s performance during 2020.

					Total Number	Market Value of
		Target		Percent of Target	of Shares	Shares Accrued
		Number of		Performance Shares	Accrued	Based on 2020
	Performance	Performance		Accrued Based on	Based on 2020	Performance(2)
Name	Share Award	Shares		2020 Performance	Performance(1)	($)
Michael F. Roman	2020 PSA	32,676		60%	19,606	3,426,863
	2019 PSA	24,098		36%	8,675	1,516,268
	2018 PSA	16,596		24%	3,984	696,363
					Total	5,639,494
Monish Patolawala(3)	2020 PSA	11,825		60%	7,094	1,240,030
					Total	1,240,030
Eric D. Hammes	2020 PSA	9,520		60%	5,712	998,400
	2019 PSA	3,280		36%	1,181	206,392
	2018 PSA	2,776		24%	667	116,620
					Total	1,321,412
Mojdeh Poul	2020 PSA	7,616		60%	4,570	798,720
	2019 PSA	5,467		36%	1,968	343,987
	2018 PSA	881		24%	212	37,125
					Total	1,179,833
Michael G. Vale	2020 PSA	7,412		60%	4,447	777,326
	2019 PSA	5,467		36%	1,968	343,987
	2018 PSA	4,903		24%	1,178	205,973
					Total	1,327,285
Nicholas C. Gangestad	2020 PSA	2,251	(4)	60%	1,351	236,176
	2019 PSA	4,630	(4)	36%	1,667	291,340
	2018 PSA	8,699	(4)	24%	2,088	364,962
					Total	892,478

(1)	The amounts in this column reflect the number of shares accrued (excluding dividend equivalents) based on, among other things, Worldwide IPI for the 2020 calendar year, as reported by Global Insights on January 15, 2021. The final number of shares accrued may vary in the event of changes in Worldwide IPI reported by Global Insights. Due to rounding, the numbers shown in this column may not equal the result obtained by multiplying the Target Number of Performance Shares by the Shares Accrued Per Target Performance Share Based on 2020 Performance.

(2)	Represents the closing price of a share of 3M common stock on the NYSE for December 31, 2020 ($174.79), multiplied by the total number of shares accrued (before rounding and excluding dividend equivalents) based on the Company’s 2020 performance.

(3)	Mr. Patolawala joined the Company and was appointed to the position of Senior Vice President and Chief Financial Officer effective July 1, 2020.

(4)	In accordance with the terms of the award, the target number of performance shares subject to Mr. Gangestad’s 2020 performance share award was reduced based on his August 1, 2020, retirement. Prior to this reduction, the target number of performance shares subject to Mr. Gangestad’s outstanding performance share awards were as follows: 2020 performance share award – 11,576 shares; 2019 performance share award – 8,772 shares; and 2018 performance share award – 10,101 shares.

Although shares of 3M common stock are accrued annually for each outstanding performance share award, an executive may forfeit all or a portion of the shares otherwise issuable pursuant to his or her award if he or she does not remain employed by the Company throughout the entire three-year performance period.

For additional information concerning the manner in which the compensation of the Named Executive Officers is determined and the role of the Compensation Committee and its advisors, see “Section II: How we determine executive compensation—Roles and responsibilities” on page 62.

72	3M Company

Section V: 2020 compensation decisions and performance highlights

Michael F. Roman

Chairman of the Board and Chief Executive Officer

Selected 2020 performance highlights

•	Provided steady leadership to 3M in the context of a global, transformative pandemic crisis that called for unprecedented expansion of N95 respirator production capacity, agile management of global/local supply chain constraints and logistics challenges, and frequent engagement with government officials, key partners, and media on sensitive pandemic-related issues. Drove timely implementation of efficient short-term crisis response and led efforts to develop a plan to address long-term pandemic issues and safely return employees to the workplace. Championed community relief globally leading to more than $30M donated in products and cash from 3M and 3Mgives.
•	Led efficient operation of 3M resulting in adjusted free cash flow conversion of 132 percent and strong financial returns in the context of a challenging macro environment.*
•	Refocused efforts to expand and accelerate new product development in high growth segments and improve the quality of our new product pipeline.
•	Continued to provide the vision and strategy for the deployment of the Company’s multi-year business model transformation (referred to as “Advance 3M”) that is intended to deliver efficiency through simplicity and standardization with deep market engagement.
•	Established 3M’s new social justice agenda, including launching platforms for change (racial justice for the future of work and empowering an inclusive culture). Established a new community coalition and announced a plan to invest $50M over five years to address racial opportunity gaps through workforce development initiatives. Committed to a listen, understand, act agenda inside 3M. Increased 3M’s internal inclusion index score from 70 percent to 76 percent through this agenda.
•	Oversaw the continued development of the senior leadership team, including the appointment of a new Senior Vice President and Chief Finance Officer. Created a learning environment in which 92 percent of people leaders (and 68 percent of all employees) received development training. Introduced a new performance management system (referred to as “Performance Everyday”) that is intended to ensure employees receive timely and effective feedback in a cost-effective and efficient manner.

*	See Appendix A to this Proxy Statement for a reconciliation of free cash flow conversion to our results for the most directly comparable financial measures as reported under generally accepted accounting principles in the United States.

2020 Compensation decisions

In February 2020, the Committee approved, and the independent members of the Board ratified, the following compensation actions with respect to Mr. Roman:

•	holding base salary at $1,299,948 per year;
•	a six percent increase to target total cash compensation (from $3,380,000 to $3,575,000), effective April 1, 2020, all of which was allocated to Mr. Roman’s target annual incentive compensation opportunity; and
•	the issuance of long-term incentive awards with an aggregate performance-adjusted target grant value of $10 million, which was split equally between performance shares and stock options.

The increase to Mr. Roman’s target total cash compensation was intended to progress Mr. Roman’s compensation closer to the market median and align a greater percentage of his cash compensation with the near-term operational performance of the Company.

In February 2021, the Committee approved a 2020 AIP payout for Mr. Roman in the amount of $1,582,901, which represented 71 percent of his target. See “Section IV: Incentive compensation attainments and awards — 2020 AIP attainments and payouts” beginning on page 68 for more information.

2021 Proxy Statement	73

2020 Compensation

(in millions)

*	Represents the amount earned in 2020.
**	Amount shown equals the aggregate target grant date value of the stock options and performance shares awarded to Mr. Roman in 2020.

74	3M Company

Monish Patolawala

Senior Vice President and Chief Financial Officer

Selected 2020 performance highlights

•	Drove a strong compliance culture through his “tone at the top,” advancing speed and agility with a daily management approach and focus on improved problem solving, which drove improvement in operating rigor and is allowing the Company to pivot more quickly towards opportunities for growth and efficiency.
•	Provided tight cost management leadership through the pandemic response, which helped reduce costs significantly below the initial 2020 operating plan to improve operating margin.
•	Proactively managed cash flow and liabilities, which helped deliver adjusted free cash flow conversion of 132 percent and reduced net leverage.*
•	Developed a longer term plan to build a path to both better profitability and improved leverage through structural expense reduction and a relentless focus on free cash flow conversion.
•	Quickly partnered with key 3M leaders to reshape the Company’s investment plan and maximize return.
•	Advanced 3M’s view on end-market strengths and how 3M can win in these important areas.

*	See Appendix A to this Proxy Statement for a reconciliation of free cash flow conversion to our results for the most directly comparable financial measures as reported under generally accepted accounting principles in the United States.

Compensation decisions

In connection with Mr. Patolawala’s appointment to the position of Senior Vice President and Chief Financial Officer, the Committee established his initial target Total Cash Compensation at $1,770,000 consisting of an annual base salary of $885,000 and target annual incentive compensation of $885,000. At the time of his appointment, this target Total Cash Compensation approximated the median value of the corresponding compensation paid to chief financial officers at companies in the executive peer group. The Committee believed that this amount was appropriate in view of Mr. Patolawala’s strong history of successful performance at positions of increasing responsibility (including his previous position as chief financial officer of GE Healthcare and vice president of operational transformation of General Electric Company) and was necessary to attract Mr. Patolawala to join 3M. In addition, the Committee approved relocation benefits and a $700,000 hiring bonus payable in two installments: $400,000 payable within 30 days of his start date and the remainder payable within 30 days of the first anniversary of his start date, assuming continued employment.

Upon Mr. Patolawala’s commencement of employment, he entered into an agreement that protects 3M’s confidential information and includes noncompetition and non-solicitation covenants (referred to as the “Protective Covenant Agreement”). In consideration of Mr. Patolawala’s execution of the Protective Covenant Agreement and as an inducement for him to join 3M, the Committee granted Mr. Patolawala (i) a special one-time make-whole restricted stock unit award (referred to as the “Special Make-whole RSU Award”) with a target grant value of $2,765,246, vesting in a series of equal installments on each of the first three anniversaries of the grant date, (ii) a special one-time inducement restricted stock unit grant (referred to as the “Special Inducement RSU Award”) with a target grant value of $1,000,000 vesting in a single installment on the fifth anniversary of the grant date, (iii) a special one-time inducement 2020 performance share award (referred to as the “Special Inducement PSA”) with a target grant value of $1,000,000, vesting in a single installment on December 31, 2022, (iv) a prorated 2020 performance share award (referred to as the “Prorated 2020 PSA”) with a target grant value of $812,500, vesting in a single installment on December 31, 2022, and (v) a prorated 2020 stock option award with a target grant value of $812,500, vesting in a series of equal installments on each of the first three anniversaries of the grant date. Mr. Patolawala may forfeit all or a portion of the equity awards described above if he does not remain employed by the Company through the applicable vesting date. The performance period and goals for both the inducement and prorated 2020 Performance Share Awards are the same as those of other grants made to 3M’s executive officers on March 2, 2020.

Mr. Patolawala is eligible to participate in the Severance Plan, the benefits of which and the circumstances under which they will be made available are summarized under “Potential payments upon termination or change in control” beginning on page 96. In the event that Mr. Patolawala voluntarily resigns from employment with the Company for “Good Reason” (as defined in the Severance Plan and described on page 98) or his employment is terminated by the Company other than for “Misconduct” (as defined in the 3M Company 2016 Long-Term Incentive Plan and described on pages 102-103), he also will be entitled to receive (i) accelerated payment of any then unpaid portion of the hiring bonus and (ii) accelerated vesting of the Special Make-whole RSU Award and the Special Inducement RSU Award and continued vesting of a prorated portion of the Special Inducement PSA, in each case, subject to his execution of an effective and irrevocable general release of all claims against the Company and its affiliates.

2021 Proxy Statement	75

In February 2021, the Committee approved a prorated 2020 AIP payout for Mr. Patolawala in the amount of $379,580, which represented 85 percent of his target. See “Section IV: Incentive compensation attainments and awards — 2020 AIP attainments and payouts” beginning on page 68 for more information.

2020 Compensation

(in millions)

*	Represents the amount earned in 2020.
**	Amount shown equals the aggregate target grant date value of the annual stock options and performance shares awarded to Mr. Patolawala in 2020, which were prorated based on his July 1, 2020, hire date. Excludes amounts related to certain one-time grants made in connection with Mr. Patolawala’s commencement of employment.

76	3M Company

Eric D. Hammes

Executive Vice President, Enterprise Operations

Selected 2020 performance highlights

•	Drove enterprise engagement towards safe and sustainable operations, resulting in a reduction in significant injuries and events and reductions in both waste and energy use.
•	Led implementation of new safety protocols for transportation, monitoring, cleaning, and physical distancing in response to COVID-19. Managed critical supplier risks without major interruptions and oversaw implementation of unprecedented expansion of N95 respirator production capacity. Reduced costs and preserved cash in response to a rapidly changing environment.
•	Invested in customer experience improvements and worked diligently to overcome customer service challenges driven by pandemic-related matters (including mandatory plant shutdowns, significant import/export restrictions and supply chain constraints, and compliance with cleaning and physical distancing requirements).
•	Continued a strong path for business model improvements delivering further on standard work, value stream improvement, and a differentiated service model.
•	Enhanced 3M’s culture through increased flexibility, recognition, engagement and empowerment by building and implementing the 3M Execution Model across all of Enterprise Operations.
•	Supported 3M’s pandemic response through engagement with the U.S. Chamber of Commerce and the National Association of Manufacturing and participation on the Board of Directors of the Saint Paul & Minnesota Foundation.

Compensation decisions

In November 2019, the Committee approved a 10 percent increase, effective January 1, 2020, to base salary (from $490,547 to $510,124) and target total cash compensation (from $858,500 to $943,800) in connection with Mr. Hammes’s appointment to Executive Vice President, Enterprise Operations. The adjustments were intended to better align his target Total Cash Compensation with the breadth of the responsibilities that accompany his new role.

In February 2020, the Committee approved the following compensation actions with respect to Mr. Hammes:

•	a 10 percent increase, effective April 1, 2020, to base salary (from $510,124 to $560,351) and target total cash compensation (from $943,800 to $1,036,728); and
•	the issuance of long-term incentive awards with an aggregate target grant value of $2,913,400, split equally between performance shares and stock options.

The adjustments to Mr. Hammes’s base salary and target total cash compensation were intended to progress his compensation closer to the market median.

In February 2021, the Committee approved a 2020 AIP payout for Mr. Hammes in the amount of $331,114, which represented 71 percent of his target. See “Section IV: Incentive compensation attainments and awards — 2020 AIP attainments and payouts” beginning on page 68 for more information.

2020 Compensation

(in millions)

*	Represents the amount earned in 2020.
**	Amount shown equals the aggregate target grant date value of the annual stock options and performance shares awarded to Mr. Hammes in 2020.

2021 Proxy Statement	77

Mojdeh Poul

Executive Vice President, Health Care Business Group

Selected 2020 performance highlights

•	Established effective N95 respirator prioritization and distribution processes for the health care market and engaged with sterilization companies to approve N95 respirator sterilization methods.
•	Employed agility to identify and address the evolving needs of customers in a broad range of pandemic-related areas, including capacity expansion acceleration for biopharma filtration products used in the manufacture of COVID-19 vaccines and therapeutics.
•	Delivered above-market growth performance and led actions to maximize business results in the face of year-over-year market decline.
•	Launched 3M’s new Digital Science Center in Ireland to advance the health care digital ecosystem and accelerate our development efforts in healthcare information technology and connected solutions.
•	Led high-impact changes in 3M’s Health Care portfolio, including the integration of Acelity, Inc. and the M*Modal technology business, the divestiture of substantially all of 3M’s drug delivery business, and the launch of several new transformation projects.
•	Established a new internal governance process to further enhance compliance in regulated areas, including patient privacy, IT security, and engagement with healthcare professionals.
•	Launched healthcare social justice initiatives to address healthcare disparities and healthcare outcomes in underrepresented groups.
•	Recognized by Modern Healthcare as one of 2020’s “100 Most Influential People in Healthcare.”

Compensation decisions

In February 2020, the Committee approved the following compensation actions with respect to Ms. Poul:

•	a 15 percent increase, effective April 1, 2020, to base salary (from $614,008 to $706,325) and target total cash compensation (from $1,136,000 to $1,306,800); and
•	the issuance of long-term incentive awards with an aggregate target grant value of $2,330,720, split equally between performance shares and stock options.

The adjustments to Ms. Poul’s base salary and target total cash compensation were intended to progress her compensation closer to the market median.

In February 2021, the Committee approved a 2020 AIP payout for Ms. Poul in the amount of $305,529, which represented 53 percent of her target. See “Section IV: Incentive compensation attainments and awards — 2020 AIP attainments and payouts” beginning on page 68 for more information.

2020 Compensation

(in millions)

*	Represents the amount earned in 2020.
**	Amount shown equals the aggregate target grant date value of the annual stock options and performance shares awarded to Ms. Poul in 2020.

78	3M Company

Michael G. Vale

Executive Vice President, Safety and Industrial Business Group

Selected 2020 performance highlights

•	Took decisive action in mid-January to ramp up production of N95 respirators to full capacity and led efforts to ensure respirator production continued at peak levels across all geographies. Responsible for actions that expanded 3M’s global respirator production capacity four-fold compared to 2019. Ensured strong connectivity with key channel and end user customers as respirator production was aligned to health care market from industrial and consumer markets.
•	Led efforts of the Safety and Industrial Business Group resulting in expanded operating margins and organic local currency growth.
•	Prioritized growth platforms of 3M’s Safety and Industrial Business Group (including robotics, grid modernization, and connected safety) that led to significant total sales.
•	Drove net growth of new products that resulted in considerable revenues in 2020.
•	Pushed customer experience improvement by simplifying e-ordering, price quotations, overall pricing structure, sample requests, customer dispute resolution, and overall cycle time.
•	Made strong progress on implementation of Advance 3M by employing marketing transformation programs, optimizing commercial activation, setting clear expectations for local empowerment, and simplifying processes.
•	Demonstrated continued focus on advancing underrepresented groups through personal mentoring, employee resource network sponsorship, and participation in key listening and advocacy sessions.

Compensation decisions

In February 2020, the Committee approved the following compensation actions with respect to Mr. Vale:

•	holding Mr. Vale’s base salary and target total cash compensation at $745,890 per year and $1,380,000 per year, respectively;
•	the issuance of long-term incentive awards with an aggregate target grant value of $2,268,290, split equally between performance shares and stock options.

In February 2021, the Committee approved a 2020 AIP payout for Mr. Vale in the amount of $845,395, which represented 133 percent of his target. See “Section IV: Incentive compensation attainments and awards — 2020 AIP attainments and payouts” beginning on page 68 for more information.

2020 Compensation

(in millions)

*	Represents the amount earned in 2020.
**	Amount shown equals the aggregate target grant date value of the annual stock options and performance shares awarded to Mr. Vale in 2020.

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Nicholas C. Gangestad

Former Senior Vice President and Chief Financial Officer

As Mr. Gangestad was not employed by the Company at the end of the year, the Committee did not conduct a detailed performance assessment for him.

Compensation decisions

In February 2020, the Committee approved the following compensation actions with respect to Mr. Gangestad:

•	a four percent increase, effective April 1, 2020, to base salary (from $870,105 to $902,747) and target total cash compensation (from $1,740,211 to $1,805,495); and
•	the issuance of long-term incentive awards with an aggregate target grant value of $3,542,500, split equally between performance shares and stock options.

In February 2021, the Committee approved a prorated 2020 AIP payout for Mr. Gangestad in the amount of $367,770, which represented 71 percent of his prorated target amount. See “Section IV: Incentive compensation attainments and awards — 2020 AIP attainments and payouts” beginning on page 68 for more information.

2020 Compensation

(in millions)

*	Represents the amount earned in 2020.
**	Amount shown equals the aggregate target grant date value of the annual stock options and performance shares awarded to Mr. Gangestad in 2020.

80	3M Company

Section VI: Ways in which we address risk and governance

Stock ownership guidelines

The Company maintains robust stock ownership guidelines that are intended to align the financial interests of 3M’s Section 16 officers with those of its shareholders. The table below shows the stock ownership guideline for each Named Executive Officer (other than Mr. Gangestad) and their compliance status as of December 31, 2020. As a former employee, Mr. Gangestad is no longer subject to the Company’s stock ownership guidelines.

Name	Multiple of Measurement Date Base Salary Required	Compliance Status as of December 31, 2020*	Percentage of Named Executive Officers in compliance with the Company’s stock ownership guidelines as of December 31, 2020: 100%
Michael F. Roman**	6x	In compliance
Monish Patolawala***	3x	In compliance
Eric D. Hammes	3x	In compliance
Mojdeh Poul	3x	In compliance
Michael G. Vale	3x	In compliance

*	In accordance with the terms of the stock ownership guidelines, the number of shares required to be beneficially owned by each Named Executive Officer (other than Mr. Patolawala) in order to maintain compliance was most recently recalculated as of December 31, 2019, using the closing price of a share of 3M common stock on the NYSE for December 31, 2019. Although each such Named Executive Officer (other than Mr. Roman and Mr. Patolawala) has until December 31, 2022, to acquire beneficial ownership of any additional shares required as a result of the recalculation, each such individual beneficially owned a sufficient number of shares on December 31, 2020, to comply with the new ownership levels required.
**	As a result of Mr. Roman’s appointment to the position of Chief Executive Officer and the resulting increase in his required level of ownership, effective July 1, 2018, from a multiple of three times his annual base salary to a multiple of six times his annual base salary, Mr. Roman has until June 30, 2023, to acquire beneficial ownership of any additional shares required as a result of the December 31, 2019, recalculation. Mr. Roman beneficially owned a sufficient number of shares on December 31, 2020, to comply with the new ownership level required.
***	At the time Mr. Patolawala joined the Company as its Chief Financial Officer, effective July 1, 2020, he became subject to a stock multiple of three times his annual base salary. Mr. Patolawala has until June 30, 2025, to acquire beneficial ownership of a sufficient number of shares to comply with the ownership level required. Mr. Patolawala beneficially owned a sufficient number of shares on December 31, 2020, to comply with the new ownership level required.

Calculation of Required Ownership. The number of shares required to be beneficially owned in order to comply with the guidelines is determined by dividing the specified multiple of the executive’s annual base salary on the calculation date by the closing trading price of 3M common stock on such date.

Calculation Dates. The number of shares required to comply with the guidelines is calculated (or recalculated) on each of the following:

•	the date an executive first becomes subject to the guidelines;
•	the date an executive’s target ownership multiple increases or decreases due to a change in position; and
•	every third anniversary of December 31, 2019.

Grace Period. Each covered executive is expected to attain beneficial ownership of the required number of shares of 3M stock by the later of the fifth anniversary of his or her appointment to the position triggering the calculation date or, if an executive’s required ownership level increases as a result of a triennial recalculation, the third anniversary of the calculation date.

Shares Counted. For purposes of determining compliance with the stock ownership guidelines, the following shares are considered to be beneficially owned by the covered executive:

•	shares owned directly by a covered executive or by members of the covered executive’s immediate family;
•	shares owned indirectly through a covered executive’s account in the Company’s 401(k) plan or another deferred compensation plan;
•	outstanding shares of restricted stock owned by a covered executive; and
•	shares underlying outstanding restricted stock units held by a covered executive.

Stock Holding Requirements. If a covered executive is not making adequate progress to meet the specified level of ownership by the end of the grace period, the guidelines provide that he or she must hold a sufficient number of the after-tax 3M shares received upon the next payout of performance shares to be on track to satisfy the required ownership level.

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For more information concerning the 3M stock ownership of the Named Executive Officers, see “Security ownership of management” beginning on page 121.

Prohibition of hedging, pledging, and other actions

The Company’s stock trading policies prohibit the Company’s directors and executive officers from (1) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (2) engaging in short sales related to the Company’s common stock; (3) placing standing orders; (4) maintaining margin accounts; and (5) pledging 3M securities as collateral for a loan. All transactions in 3M securities by directors and executive officers must be pre-cleared with the Company’s General Counsel.	• No hedging • No short sales • No standing orders • No margin accounts • No pledging

Severance benefits

The 3M Executive Severance Plan provides separation payments and benefits to certain U.S. executives, including the Named Executive Officers, in the event of a qualifying termination of their employment. Among other things, the plan is intended to support talent recruitment and retention objectives (especially at times when there are uncertainties around restructurings and reductions in force) and to provide a consistent approach to executive departures. Additional information concerning the benefits made available under the Severance Plan and the circumstances under which benefits will be made available can be found under “Potential payments upon termination or change in control” beginning on page 96.

Clawback policy and other remedial actions

Clawback policy. The Company’s Board of Directors has adopted a policy under which it is authorized to require reimbursement of certain amounts provided to an executive, as described below.

Potential clawback triggering events	Amounts the Board is authorized to recoup
Issuance of noncompliant financial reports. 3M’s issuance of a financial report that, due to the covered executive’s misconduct, is materially noncompliant with Federal securities laws	All profits realized by the covered executive on the sale of Company securities during the 12-month period following the issuance of the noncompliant financial report
Material restatement – Misconduct. 3M’s filing of a material restatement of the Company’s financial statements with the Securities Exchange Commission that is due to a covered executive’s misconduct or failure of risk management	All annual and long-term incentive compensation in excess of amounts that would have been provided based on the restated financial results
Material restatement – No misconduct. 3M’s filing of a material restatement of the Company’s financial statements with the Securities Exchange Commission that is not due to a covered executive’s misconduct or failure of risk management	Annual and long-term incentive compensation paid or provided during the three years prior to the date on which the Company commences steps that lead to the filing of the material restatement in excess of amounts that would have been provided based on amended financial statements
Significant misconduct. An act of misconduct by the covered executive that has or might reasonably be expected to cause significant financial or reputational harm to 3M	Annual incentive payments and other amounts paid or provided to the covered executive on or after May 7, 2018, that would not have been awarded or earned if the circumstances surrounding the triggering event had been known to the Board of Directors
Significant risk-management failure. Improper or grossly negligent failure of a covered executive, including in a supervisory capacity, to identify, escalate, monitor or manage, in a timely manner and as reasonably expected, risks material to the Company, which has or might reasonably be expected to cause significant financial or reputational harm to 3M	Annual incentive payments and other amounts paid or provided to the covered executive on or after May 7, 2018, that would not have been awarded or earned if the circumstances surrounding the triggering event had been known to the Board of Directors

82	3M Company

Other remedial actions. Whether or not an executive’s actions trigger a potential clawback, 3M also may take other remedial actions to appropriately address employee conduct that is considered detrimental to the Company. Depending on the circumstances, such other actions may include, without limitation, reducing the executive’s duties and responsibilities, limiting the progression of the executive’s career with 3M, reducing the executive’s base salary or target total cash compensation, reducing the target grant value of the executive’s future long-term incentive compensation awards, causing the forfeiture of the executive’s outstanding long-term incentive awards, or terminating the executive’s employment with 3M.

Assessment of risk related to compensation programs

Following completion of a recent compensation risk assessment, the Company concluded that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the Company. In connection with this assessment, the Company completed an inventory of its executive and non-executive compensation programs globally, with particular emphasis on incentive compensation plans or programs. The scope of the fiscal 2020 risk assessment generally was consistent with that conducted in recent years, except that risks related to COVID-19 also were considered. Based on this assessment, the Company evaluated the primary components of its compensation plans and practices to identify whether those components, either alone or in combination, properly balanced compensation opportunities and risk.

The Company believes that its overall cash versus equity pay mix, balance of shorter-term versus longer-term performance focus, balance of revenue- versus profit-focused performance measures, stock ownership guidelines, forfeiture provisions, and “clawback” policy all work together to provide our employees and executives with incentives to deliver outstanding performance to build long-term shareholder value, while taking only necessary and prudent risks. In this regard, the Company’s strong ethics and its corporate compliance systems, which are overseen by the Audit Committee, further mitigate against excessive or inappropriate risk taking. In addition, our employee sales plans are designed under global guidelines, where oversight of plan terms, administration, and operation is stronger and governance roles are segregated.

The Compensation Committee, with assistance from its independent compensation consultant, George B. Paulin of FW Cook, reviewed a risk assessment that Mr. Paulin conducted for the Committee on the Company’s executive compensation policies and practices. Based on its consideration of these assessments, the Committee concurred with the Company’s determination that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the Company.

Tally sheets

The Committee periodically reviews a report comparing the amounts of compensation actually received by the Company’s Named Executive Officers to the amounts reported in its annual proxy statement and summarizing the compensation that would be owed to such individuals in the event of the termination of their employment under various circumstances. Reviewing this report helps the Committee better understand the Company’s potential obligations to the Named Executive Officers following the termination of their employment. It also helps the Committee better assess the risk of any of the Named Executive Officers leaving the Company prematurely because the Company is not providing sufficient retention incentives.

Tax considerations

Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation paid in any given year in excess of $1 million to certain current and former executive officers of the Company (although there historically was an exception to this $1 million annual limitation for performance-based compensation meeting certain requirements set forth in Section 162(m) and the applicable regulations and for compensation paid to a company’s chief financial officer and former executive officers). As a result, we expect that compensation paid per year to our Named Executive Officers and certain other current and former executive officers in excess of $1 million generally will not be deductible, subject to limited exceptions. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the control of the Committee can affect deductibility of compensation, and there can be no assurance that compensation paid to our executive officers will be tax deductible. The Committee has in prior years considered the tax implications (including the potential lack of deductibility under Section 162(m)) when making compensation decisions but reserves the right to make future compensation decisions based on other factors. The Committee also reserves the right to make changes or amendments to existing compensation programs and arrangements, including changes or amendments that may result in the loss of tax deductions, if the Committee believes it is in the best interests of the Company and its shareholders to do so.

2021 Proxy Statement	83

Compensation Committee report

In accordance with the Securities and Exchange Commission’s disclosure requirements for executive compensation, the Compensation Committee of the Board of Directors of 3M Company (the “Committee”) has reviewed and discussed with 3M management the Compensation Discussion and Analysis. Based on this review and these discussions with 3M management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the 2021 Proxy Statement of 3M Company and 3M Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Submitted by the Compensation Committee

Herbert L. Henkel, Chair

Amy E. Hood

Muhtar Kent

Patricia A. Woertz

Compensation Committee interlocks and insider participation

The members of the Compensation Committee are named in the section titled “Compensation Committee” on page 42. No members of the Compensation Committee were officers or employees of 3M or any of its subsidiaries during the year, were formerly 3M officers, or had any relationship otherwise requiring disclosure.

84	3M Company

Executive compensation tables

2020 summary compensation table

The following table shows the compensation earned or received during 2020, 2019, and 2018 by each of 3M’s named executive officers (as determined pursuant to the Securities and Exchange Commission’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Michael F. Roman(7) Chairman of the Board and Chief Executive Officer	2020	1,299,948	—	5,000,082	5,001,553	1,582,901	7,709,350	106,513	20,700,347
	2019	1,249,568	—	5,000,094	4,999,946	1,256,671	5,642,262	173,025	18,321,566
	2018	1,049,976	—	3,610,286	3,610,217	1,431,503	3,020,986	141,771	12,864,739
Monish Patolawala(8)(9) Senior Vice President and Chief Financial Officer	2020	442,500	700,000	5,655,787	812,409	379,580	—	33,954	8,024,230
Eric D. Hammes(9) Executive Vice President, Enterprise Operations	2020	537,985	—	1,456,750	1,457,168	331,114	1,379,171	42,759	5,204,947
Mojdeh Poul(9) Executive Vice President, Health Care Business Group	2020	683,246	—	1,165,400	1,165,730	305,529	—	107,452	3,427,357
Michael G. Vale Executive Vice President, Safety and Industrial Business Group	2020	745,890	—	1,134,184	1,134,504	845,395	1,886,940	78,283	5,825,196
	2019	737,093	—	1,134,348	1,134,151	396,967	1,619,621	60,282	5,082,462
	2018	707,186	—	1,134,260	1,134,284	533,871	—	65,850	3,575,451
Nicholas C. Gangestad Former Senior Vice President and Chief Financial Officer	2020	551,644	—	1,771,360	1,771,804	367,770	2,065,575	43,217	6,571,370
	2019	862,953	—	1,820,102	1,820,002	531,579	2,488,003	60,357	7,582,996
	2018	830,995	—	2,336,765	2,336,984	787,783	1,384,479	62,458	7,739,464

(1)	The amount in the Bonus column reflects the hiring bonus that Mr. Patolawala negotiated in connection with his commencement of employment with the Company. Although the entire amount of the hiring bonus is shown, the actual amount will be payable in two installments as follows: $400,000 payable within 30 days of his start date and the remainder payable within 30 days of the first anniversary of his start date, assuming continued employment.
(2)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures. Assumptions made in the calculation of these amounts are included in Note 18 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 4, 2021. The amounts included in this column for the performance share awards made during 2020 are calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for these performance share awards, the maximum

2021 Proxy Statement	85

value of these awards at the grant date would be as follows: Mr. Roman — $10,000,164; Mr. Patolawala — $3,675,920; Mr. Hammes — $2,913,500; Ms. Poul — $2,330,800; Mr. Vale — $2,268,368; and Mr. Gangestad — $3,542,720. In addition, the amounts related to his performance share awards, the amount shown for Mr. Patolawala includes $3,817,827 attributable to two separate, one-time restricted stock unit awards granted to him in connection with his commencement of employment.
(3)	The amounts in the Option Awards column reflect the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures. Assumptions made in the calculation of these amounts are included in Note 18 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 4, 2021.
(4)	The amounts in the Non-Equity Incentive Plan Compensation column reflect the annual incentive compensation earned by each individual during the year specified pursuant to the Company’s Annual Incentive Plan.
(5)	Except with respect to Mr. Gangestad, the amounts in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the actuarial increase in the present value (if any) of each individual’s pension benefits (if any) under all defined benefit pension plans of the Company, determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 4, 2021. Pension valuations for our executives may fluctuate (up or down) over time due to multiple factors. The 2020 amount reported for Mr. Roman was higher than the amount shown for 2019 not because of a change in plan terms but entirely as a result of a significant year-over-year 125 basis points reduction in the average of the daily interest rate on 30-year U.S. Treasury securities used as the discount rate when calculating the hypothetical lump sum benefit Mr. Roman would have received if he terminated employment on December 31, 2020. The 2020 amounts reported for Mr. Hammes and Mr. Vale also were impacted in a similar manner. If the daily average interest rate on 30-year U.S. Treasury securities instead equaled the rate used to calculate the amounts reported for 2019, the 2020 amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for Mr. Roman, Mr. Hammes, and Mr. Vale would instead have been $5,038,859, $710,513, and $1,194,280, respectively. The actual amount of the benefit each such executive ultimately becomes entitled to receive will depend on the average of the daily interest rate on 30-year U.S. Treasury securities over a calendar quarter determined based on their actual separation date. Mr. Gangestad commenced his pension benefits under the Employee Retirement Income Plan during 2020 and, as such, the change in pension value of his benefit under such plan was determined using his final benefit amount and payment form selected. There were no above-market earnings on deferred compensation under the Company’s nonqualified deferred compensation programs.
(6)	See the All Other Compensation table below for details of the amounts reported for 2020.
(7)	Mr. Roman was appointed Chief Executive Officer, effective July 1, 2018. Prior to that, Mr. Roman served as the Company’s Executive Vice President and Chief Operating Officer from 2017 to his appointment as Chief Executive Officer.
(8)	Mr. Patolawala joined the Company and was appointed Senior Vice President and Chief Financial Officer, effective July 1, 2020.
(9)	No amounts are reported for Mr. Patolawala, Mr. Hammes, or Ms. Poul for the years 2018 and 2019, since they first became Named Executive Officers after those years.

2020 all other compensation table

Name	401(k) Company Contributions ($)(1)	VIP Excess Company Contributions ($)(2)	Executive Life Insurance ($)(3)	Financial Planning ($)(4)	Personal Aircraft Use ($)(5)	Security Systems/ Services ($)(6)	Other ($)	Total ($)
Michael F. Roman	4,875	59,989	23,760	12,638	4,295	956	—	106,513
Monish Patolawala	9,050	11,837	7,018	6,049	—	—	—	33,954
Eric D. Hammes	6,412	13,363	9,484	13,500	—	—	—	42,759
Mojdeh Poul	22,800	59,606	13,046	12,000	—	—	—	107,452
Mike G. Vale	7,971	39,768	12,913	13,500	4,131	—	—	78,283
Nicholas C. Gangestad	5,512	15,175	9,030	13,500	—	—	—	43,217

(1)	The amounts shown reflect 3M matching and additional automatic contributions under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan. All eligible employees under this plan may receive 3M matching contributions on their pre-tax or Roth 401(k) contributions to the plan on up to five percent of their eligible pay. Eligible employees hired on or after January 1, 2009, also receive additional automatic 3M retirement income contributions equal to three percent of their eligible pay.
(2)	The amounts shown reflect 3M contributions under the VIP Excess Plan, a nonqualified defined contribution plan. Eligibility for this plan and the Company contributions is limited to employees whose compensation exceeds a limit established by Federal income tax laws for tax-qualified defined contribution plans. The plan permits eligible employees to save additional amounts from their current cash compensation beyond the contribution limits established by Federal tax laws, and to receive Company contributions similar to those provided under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan.
(3)	The amounts shown reflect the amount of premiums paid by the Company on behalf of each individual for additional group term life insurance coverage obtained for them under the Executive Life Insurance Plan.

86	3M Company

(4)	These amounts reflect fees for personal financial planning and tax return preparation services paid by the Company on behalf of each individual.
(5)	This amount reflects the aggregate incremental cost to the Company for Mr. Roman’s and Mr. Vale’s personal use of corporate aircraft during 2020. This aggregate incremental cost was calculated by combining the variable operating costs of such travel, including the cost of fuel, landing fees, parking fees, trip preparation fees, en route communication charges, en route navigation charges, on-board catering, and crew travel expenses. The Compensation Committee required Mr. Roman to use the corporate aircraft for all business and personal travel. Mr. Vale’s use of the corporate aircraft was permitted in order to safely return Mr. Vale and his family from vacation in March 2020 in light of the onset of the global pandemic and the potential disruption to commercial air travel.
(6)	This amount reflects the expenses incurred by 3M during 2020 for home security equipment and monitoring services at the personal residence of Mr. Roman.

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Grants of plan-based awards

The following table reflects the various equity and non-equity plan awards granted to the Named Executive Officers during 2020. With the exception of the annual incentive compensation earned by such Named Executive Officers under the Annual Incentive Plan, all of the awards referred to in this table were granted under the 2016 Long-Term Incentive Plan.

2020 GRANTS OF PLAN-BASED AWARDS TABLE

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name/ Award Type(1)	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)(4)	Awards ($/Sh)(5)	Awards ($)(6)
Michael F. Roman
2020 PSA	03/02/20	02/03/20				6,535	32,676	65,352				5,000,082
Stock Option	02/04/20	02/03/20								231,768	157.24	5,001,553
AIP	n/a	n/a	13,358	2,226,302	4,452,604
Monish Patolawala
Inducement PSA	07/01/20	5/19/20				1,305	6,524	13,048				1,014,025
2020 PSA	07/01/20	5/19/20				1,060	5,301	10,602				823,934
Stock Option	07/01/20	5/19/20								36,027	155.43	812,409
Make-whole RSU(7)	07/01/20	5/19/20							18,039			2,803,802
Inducement RSU(8)	07/01/20	5/19/20							6,524			1,014,025
AIP	n/a	n/a	2,669	444,890	889,780
Eric D. Hammes
2020 PSA	03/02/20	02/03/20				1,904	9,520	19,040				1,456,750
Stock Option	02/04/20	02/03/20								67,524	157.24	1,457,168
AIP	n/a	n/a	2,794	465,701	931,402
Mojdeh Poul
2020 PSA	03/02/20	02/03/20				1,523	7,616	15,232				1,165,400
Stock Option	02/04/20	02/03/20								54,019	157.24	1,165,730
AIP	n/a	n/a	3,485	580,854	1,161,708
Michael G. Vale
2020 PSA	03/02/20	02/03/20				1,482	7,412	14,824				1,134,184
Stock Option	02/04/20	02/03/20								52,572	157.24	1,134,504
AIP	n/a	n/a	3,805	634,110	1,268,220
Nicholas C. Gangestad
2020 PSA	03/02/20	02/03/20				2,315	11,576	23,152				1,771,360
Stock Option	02/04/20	02/03/20								82,104	157.24	1,771,804
AIP	n/a	n/a	5,333	888,758	1,777,516

(1)	Abbreviations: PSA = performance share award; RSU = restricted stock unit award; AIP = annual incentive pay.
(2)	The amounts shown as the Estimated Future Payouts Under Non-Equity Incentive Plan Awards reflect the threshold, target, and maximum amounts that may be earned by each individual during 2020 under the Annual Incentive Plan. For more information, see “Annual Incentive” beginning on page 65.
(3)	The amounts shown as the Estimated Future Payouts Under Equity Incentive Plan Awards with respect to 2020 performance shares reflect the threshold, target, and maximum number of shares of 3M common stock (disregarding dividend equivalents) that may be earned by each individual pursuant to their 2020 performance share awards. The actual number of shares of 3M common stock to be delivered as a result of these performance shares will be determined by the performance of the Company during the three-year performance period of 2020, 2021, and 2022, as measured against four performance criteria selected by the Compensation Committee (Relative Organic Volume Growth, Return on Invested Capital, Earnings per Share Growth and Free Cash Flow

88	3M Company

Conversion). For more information on the performance criteria and formulas used to determine the final number of shares of 3M common stock payable pursuant to these performance shares, see “2020 performance share awards” beginning on page 66.
(4)	The amounts shown as the All Other Option Awards reflect the number of shares of 3M common stock subject to nonqualified stock options granted to each individual during 2020. The options granted on February 4, 2020, were part of the Company’s annual equity grants made to approximately 6,000 employees, and they vest in installments of one-third on each of the first three anniversaries of the grant date.
(5)	The exercise price for all stock options granted to the Named Executive Officers is set at the closing price at which 3M common stock traded on the NYSE on the option grant date.
(6)	The amounts in the Grant Date Fair Value of Stock and Option Awards column were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, excluding the effect of estimated forfeitures, and, in the case of performance share awards, are based upon the probable outcome of the applicable performance conditions at the time of grant. Assumptions made in the calculation of these amounts are included in Note 18 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 4, 2021.
(7)	These restricted stock units will vest in installments of one-third on July 1, 2021, July 1, 2022, and July 1, 2023, or immediately in the event of Mr. Patolawala’s termination of employment by the Company for reasons other than misconduct or his resignation for good reason. For more information concerning Mr. Patolawala’s special make-whole RSU grant, see “Section V: 2020 compensation decisions and performance highlights — Monish Patolawala” beginning on page 75.
(8)	These restricted stock units will vest in full on July 1, 2025, or immediately in the event of Mr. Patolawala’s termination of employment by the Company for reasons other than misconduct or his resignation for good reason. For information concerning Mr. Patolawala’s special inducement RSU grant, see “Section V: 2020 compensation decisions and performance highlights — Monish Patolawala” beginning on page 75.

2021 Proxy Statement	89

2020 outstanding equity awards at fiscal year-end table

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael F. Roman							24,098(9)	4,212,089
							65,352(10)	11,422,876
	9,747		87.89	02/06/22
	10,610		101.49	02/04/23
	25,867		126.72	02/03/24
	39,846		165.94	02/02/25
	48,206		147.87	02/01/26
	52,249		175.76	02/06/27
	37,833	18,917(2)	233.63	02/05/28
	24,189	12,095(3)	195.52	07/01/28
	48,746	97,494(4)	201.12	02/04/29
		231,768(5)	157.24	02/03/30
Monish Patolawala							10,602(10)	1,853,124
							13,048(10)	2,280,660
		36,027(6)	155.43	06/30/30
					18,039(7)	3,153,037
					6,524(8)	1,140,330
Eric D. Hammes							3,280(9)	573,312
							19,040(10)	3,328,002
	1,139		87.89	02/06/22
	3,145		101.49	02/04/23
	3,872		126.72	02/03/24
	9,834		165.94	02/02/25
	13,497		147.87	02/01/26
	12,882		175.76	02/06/27
	10,291	5,147(2)	233.63	02/05/28
	6,634	13,270(4)	201.12	02/04/29
		67,524(5)	157.24	02/03/30
Mojdeh Poul							5,467(9)	955,577
							15,232(10)	2,662,401
	778		87.89	02/06/22
	1,634		101.49	02/04/23
	2,921		126.72	02/03/24
	6,194		165.94	02/02/25
	7,203		147.87	02/01/26
	6,749		175.76	02/06/27
	3,265	1,634(2)	233.63	02/05/28
	11,057	22,115(4)	201.12	02/04/29
		54,019(5)	157.24	02/03/30

90	3M Company

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael G. Vale							5,467(9)	955,577
							14,824(10)	2,591,087

	30,875		87.89	02/06/22
	43,705		101.49	02/04/23
	31,559		126.72	02/03/24
	49,804		165.94	02/02/25
	58,684		147.87	02/01/26
	49,592		175.76	02/06/27
	18,181	9,092(2)	233.63	02/05/28
	11,057	22,115(4)	201.12	02/04/29
		52,572(5)	157.24	02/03/30
Nicholas C. Gangestad							4,630(9)	809,278
							4,502(10)	786,905

	6,505		101.49	02/04/23
	9,592		126.72	02/03/24
	61,512		165.94	02/02/25
	69,611		147.87	02/01/26
	78,252		175.76	02/06/27
	37,460	18,731(2)	233.63	02/05/28
	17,743	35,489(4)	201.12	02/04/29
		82,104(5)	157.24	02/03/30

FOOTNOTES TO 2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

(1)	The market value of performance shares or RSUs that have not vested was determined by multiplying the closing price of a share of 3M common stock on the NYSE for December 31, 2020 ($174.79), by the number of performance shares or RSUs shown, respectively.
(2)	These stock options vested in full on February 6, 2021.
(3)	These stock options will vest on July 1, 2021.
(4)	These stock options vested or will vest in installments of one-half on February 5, 2021, and February 5, 2022.
(5)	These stock options vested or will vest in installments of one-third on each of February 4, 2021, February 4, 2022 and February 4, 2023.
(6)	These stock options will vest in installments of one-third on each of July 1, 2021, July 1, 2022, and July 1, 2023.
(7)	These restricted stock units will vest in installments of one-third on July 1, 2021, July 1, 2022, and July 1, 2023, or immediately in the event of Mr. Patolawala’s termination of employment by the Company for reasons other than misconduct or his resignation for good reason.
(8)	These restricted stock units will vest in full on July 1, 2025, or immediately in the event of Mr. Patolawala’s termination of employment by the Company for reasons other than misconduct or his resignation for good reason.

2021 Proxy Statement	91

(9)	The shares of 3M common stock to be delivered as a result of the Company’s performance over the three-year performance period ending December 31, 2021, will not vest until December 31, 2021. Under the terms of the awards, these shares of 3M common stock will be delivered no later than March 15, 2022, unless deferred by the executive. In accordance with the Securities and Exchange Commission’s regulations, the number of shares and payout value for these performance shares reflect the target payout under the formula for this grant since the Company’s performance during the first two years of the three-year performance period exceeded the threshold levels for this grant.
(10)	The shares of 3M common stock to be delivered as a result of the Company’s performance over the three-year performance period ending December 31, 2022, will not vest until December 31, 2022. Under the terms of the awards, these shares of 3M common stock will be delivered no later than March 15, 2023, unless deferred by the executive. In accordance with the Securities and Exchange Commission’s regulations, the number of shares and payout value for these performance shares reflect the maximum payout under the formula for this grant since the Company’s performance during the first year of the three-year performance period has exceeded the target levels for this grant.

92	3M Company

2020 option exercises and stock vested table

	Option Exercises and Stock Vested
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Michael F. Roman	18,973	(3)	1,336,651	14,302	(7)	2,499,819
Monish Patolawala	—		—	—		—
Eric D. Hammes	1,026	(4)	58,369	2,399	(8)	419,346
Mojdeh Poul	—		—	762	(9)	133,143
Michael G. Vale	7,812	(5)	460,049	4,237	(10)	740,668
Nicholas C. Gangestad	9,311	(6)	708,740	7,517	(11)	1,313,919

FOOTNOTES TO 2020 OPTION EXERCISES AND STOCK VESTED TABLE

(1)	The amounts shown as Value Realized on Exercise were determined by multiplying the number of shares acquired on exercise by the difference between the closing price of a share of 3M common stock on the NYSE for the exercise date and the per share exercise price of the options.
(2)	The amounts shown as Value Realized on Vesting were determined by multiplying the number of shares acquired on vesting by the closing price of a share of 3M common stock on the NYSE for the vesting date.
(3)	The stock options exercised by Mr. Roman were granted on February 9, 2010, and February 8, 2011, and had an exercise price between $78.72 and $89.47 per share.
(4)	The stock options exercised by Mr. Hammes were granted on February 8, 2011, and had an exercise price of $89.47 per share.
(5)	The stock options exercised by Mr. Vale were granted on February 8, 2011, and had an exercise price of $89.47 per share.
(6)	The stock options exercised by Mr. Gangestad were granted on February 8, 2011, and February 7, 2012, and had an exercise price between $87.89 and $89.47 per share.
(7)	Reflects the number of shares earned by Mr. Roman upon the vesting of performance shares granted to him under the 2016 Long-Term Incentive Plan. All 14,302 of these shares were attributable to his 2018 performance shares (including dividend equivalent rights) for which the three-year performance period was completed on December 31, 2020. Mr. Roman previously elected to defer receipt of all of the shares issuable pursuant to his 2018 performance shares until following his termination of employment.
(8)	Reflects the number of shares earned by Mr. Hammes upon the vesting of performance shares granted to him under the 2016 Long-Term Incentive Plan. All 2,399 of these shares were attributable to his 2018 performance shares (including dividend equivalent rights) for which the three-year performance period was completed on December 31, 2020. Mr. Hammes previously elected to defer receipt of fifty percent of all the shares issuable pursuant to his 2018 performance shares until following his termination of employment.
(9)	Reflects the number of shares earned by Ms. Poul upon the vesting of performance shares granted to her under the 2016 Long-Term Incentive Plan. All 762 of these shares were attributable to her 2018 performance shares (including dividend equivalent rights) for which the three-year performance period was completed on December 31, 2020.
(10)	Reflects the number of shares earned by Mr. Vale upon the vesting of restricted stock units and performance shares granted to him under the 2008 Long-Term Incentive Plan and 2016 Long-Term Incentive Plan. All 4,237 of these shares were attributable to his 2018 performance shares (including dividend equivalent rights) for which the three-year performance period was completed on December 31, 2020. Mr. Vale previously elected to defer receipt of all of the shares issuable pursuant to his 2018 performance shares until following his termination of employment.
(11)	Reflects the number of shares earned by Mr. Gangestad upon the vesting of performance shares granted to him under the 2016 Long-Term Incentive Plan. All 7,517 of these shares were attributable to his 2018 performance shares (including dividend equivalent rights) for which the three-year performance period was completed on December 31, 2020.

2021 Proxy Statement	93

Pension benefits

The following table shows the present value of the accumulated benefits payable to each of the Named Executive Officers, as well as the number of years of service credited to each individual, under each of the Company’s defined benefit pension plans determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2020, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 4, 2021.

2020 pension benefits table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Michael F. Roman	Employee Retirement Income Plan	32	2,129,217	—
	Nonqualified Pension Plan	32	21,701,542	—
Monish Patolawala	None	—	—	—
Eric D. Hammes	Employee Retirement Income Plan	23	1,049,461	—
	Nonqualified Pension Plan	23	2,440,825	—
Mojdeh Poul	None	—	—	—
Michael G. Vale	Employee Retirement Income Plan	28	1,534,453	—
	Nonqualified Pension Plan	28	6,270,296	—
Nicholas C. Gangestad	Employee Retirement Income Plan	35	—	1,387,554
	Nonqualified Pension Plan	35	10,752,345	—

The Employee Retirement Income Plan (“ERIP”) is a tax-qualified defined benefit pension plan maintained by 3M for its eligible employees in the United States. Effective January 1, 2001, the Company amended the ERIP to include a pension equity formula for (1) employees hired or rehired on or after January 1, 2001, and (2) employees who voluntarily elected the pension equity formula during the one-time choice election period in 2001. The ERIP was closed to new participants effective January 1, 2009, meaning that employees hired or rehired on or after January 1, 2009 (including Mr. Patolawala and Ms. Poul), do not participate in the plan. Of the Named Executive Officers, Mr. Roman, Mr. Hammes, and Mr. Gangestad participate under the non-pension equity formula of the ERIP (referred to as the Portfolio I Plan), while Mr. Vale participates under the pension equity formula of the ERIP (referred to as the Portfolio II Plan). Retirement benefits under the ERIP are based on an employee’s years of service and average annual earnings during the employee’s four highest-paid consecutive years of service. As applied to the Named Executive Officers, earnings for purposes of the ERIP include base salary and target annual incentive compensation. All benefits earned under the ERIP by the Named Executive Officers will be payable in the form of life annuities, unless an individual elects at the time their employment ends to receive the entire amount of his or her earned pension benefits in the form of a single lump-sum cash payment.

Under the Portfolio I Plan, employees earn annual benefits payable at retirement generally equal to 1.15 percent of their high-four average annual earnings multiplied by their years of service plus 0.35 percent of their high-four average annual earnings in excess of a Social Security breakpoint multiplied by their years of service (up to a maximum of 35 years). The Social Security breakpoint is an average of the Social Security taxable wage bases for each of the 35 years ending with the year each employee qualifies for receiving unreduced Social Security retirement benefits. Under the Portfolio I Plan, an employee may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942 and 1959, respectively). If the employee’s age and service at the time of retirement total at least 90 (91 or 92 for employees born after 1942 and 1959, respectively) the employee also would receive a Social Security bridge payment until age 62. Mr. Roman is eligible to retire with unreduced retirement benefits. Mr. Gangestad was eligible to receive reduced retirement benefits, which he elected to take in a single lump-sum cash payment.

Under the Portfolio II Plan, employees earn pension credits (from 3 percent to 12 percent) for each year of employment based on their age and accumulated years of service under the plan. Once their employment ends, these accumulated pension credits are multiplied by their high-four average annual earnings and added to an amount determined by multiplying one-half of these accumulated pension credits by their high-four average annual earnings in excess of a Social Security integration level (70 percent of the Social Security taxable wage base in the year employment ends). The sum of these two amounts is then converted into an annuity payable over the lifetime of the employee using fixed conversion factors. The Portfolio II Plan does not provide any subsidies for early retirement.

94	3M Company

As a tax-qualified plan, the ERIP is subject to a variety of limits that apply to both the amount of any employee’s earnings that may be considered when determining the benefits earned under the plan as well as the maximum amount of benefits that any employee may earn. The Nonqualified Pension Plan is designed to provide additional benefits to employees, including the Named Executive Officers, affected by these limits. The amount of benefits earned under this Nonqualified Pension Plan generally equals the amount of benefits an employee was not able to earn under the ERIP as a result of the limits imposed by Federal tax laws. The benefits earned under this Nonqualified Pension Plan generally are paid in the form of a single lump-sum cash payment following the termination of their employment (subject to any applicable delay under Federal tax laws). Each of the Named Executive Officers (other than Mr. Hammes) was given a one-time opportunity during 2008 to elect to receive their benefits earned under this Nonqualified Pension Plan in the form of a life annuity following their retirement, and none of them elected to receive their benefits in the form of a life annuity.

Nonqualified deferred compensation

The following table reflects the participation during 2020 by the Named Executive Officers in three nonqualified deferred compensation plans offered by the Company. The Deferred Compensation Excess Plan allows eligible employees to defer for a number of years or until retirement from the Company the receipt of a portion of their base salary and annual incentive compensation. The Performance Awards Deferred Compensation Plan allows eligible employees to defer for a number of years or until retirement from the Company the payout of their performance share awards under the 2016 Long-Term Incentive Plan. The VIP Excess Plan allows eligible employees to defer until retirement from the Company the receipt of a portion of their base salary and annual incentive compensation. All three plans generally allow the eligible employees to elect to receive payment of their account balances in the form of either a single lump sum payment or in up to ten annual installments. With the exception of deferrals of performance shares under the Performance Awards Deferred Compensation Plan, earnings are credited to the amounts deferred under all three plans based on the returns paid on the investment funds available to participants in 3M’s qualified 401(k) plan or a fixed rate of return based on corporate bond yields (as selected by each participant). Earnings are credited to the deferrals of performance shares under the Performance Awards Deferred Compensation Plan based on the return on shares of 3M common stock, including reinvested dividends.

2020 nonqualified deferred compensation table

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Michael F. Roman
VIP Excess Plan	236,162	52,649	29,825		1,554,535
Deferred Compensation Excess Plan			4,875		235,924
Performance Awards Deferred Compensation Plan	1,279,850		298,473		5,250,638
Monish Patolawala
VIP Excess Plan		4,725	133		4,858
Deferred Compensation Excess Plan
Performance Awards Deferred Compensation Plan
Eric D. Hammes
VIP Excess Plan	59,618	11,389	7,987		424,730
Deferred Compensation Excess Plan			9,231		340,460
Performance Awards Deferred Compensation Plan
Mojdeh Poul
VIP Excess Plan	90,389	65,111	79,429		686,361
Deferred Compensation Excess Plan
Performance Awards Deferred Compensation Plan

2021 Proxy Statement	95

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Michael G. Vale
VIP Excess Plan	94,786	26,315	47,870		1,464,359
Deferred Compensation Excess Plan	322,232		43,955		389,392
Performance Awards Deferred Compensation Plan	1,210,108		311,738		6,053,675
Nicholas C. Gangestad
VIP Excess Plan	88,822	18,860	192,685		1,359,317
Deferred Compensation Excess Plan	212,632		48,684		261,316
Performance Awards Deferred Compensation Plan			100,180		3,694,958

FOOTNOTES TO 2020 NONQUALIFIED DEFERRED COMPENSATION TABLE

(1)	With the exception of the amounts contributed by Mr. Roman and Mr. Vale from the payout of their performance share awards for the 2017-2019 performance period and by Mr. Hammes and Ms. Poul from the payout of their annual incentives earned in 2019, all amounts contributed by these individuals during 2020 have been included in the Summary Compensation Table as Salary, Stock Awards, or Non-Equity Incentive Plan Compensation earned in 2018, 2019, or 2020. The Summary Compensation Table does not reflect any portion of the contributions from the payout of Mr. Roman’s and Mr. Vale’s performance share awards for the 2017-2019 performance period because those awards were granted in 2017 and does not reflect any portion of the contributions from Mr. Hammes’s and Ms. Poul’s 2019 annual incentive payment because those amounts were earned prior to the first year each became a Named Executive Officer.
(2)	The amounts shown reflect 3M contributions under the VIP Excess Plan, a nonqualified defined contribution plan. Eligibility for this plan and the Company contributions is limited to employees whose compensation exceeds a limit established by Federal income tax laws for tax-qualified defined contribution plans. The plan permits eligible employees to save additional amounts from their current cash compensation beyond the contribution limits established by Federal tax laws, and to receive Company contributions similar to the Company contributions provided under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan. With the exception of 3M contributions to Mr. Hammes’s and Ms. Poul’s VIP Excess Plan account in respect of their 2019 annual incentive payments (paid in 2020), all amounts contributed by the Company on behalf of these individuals during 2020 are included in the “All Other Compensation” column of the Summary Compensation Table. The Summary Compensation Table does not reflect any portion of the 3M contributions made to Mr. Hammes’s and Ms. Poul’s VIP Excess Plan account in respect of their 2019 annual incentive payments because those amounts were earned prior to the first year each became a Named Executive Officer.
(3)	None of these amounts are included in the Summary Compensation Table as compensation earned in 2020, since none of the Company’s nonqualified deferred compensation plans provide above-market or preferential earnings.
(4)	Includes the following amounts that were reported as compensation for 2018 and 2019 in the Summary Compensation Table: Mr. Roman — $572,230; Mr. Patolawala — $0; Mr. Hammes — $0; Ms. Poul — $0; and Mr. Vale — $577,747; Mr. Gangestad — $533,797.

Potential payments upon termination or change in control

As reflected in the Compensation Discussion and Analysis portion of this Proxy Statement, 3M has no employment agreements with any of the Named Executive Officers nor does it have any change in control plans or arrangements that would provide benefits to any of the Named Executive Officers solely in the event of a change in control of the Company. We also do not have any agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any of our Named Executive Officers in the event of a change in control of the Company. 3M does maintain a severance plan that provides separation benefits to eligible U.S. employees (including the Named Executive Officers) who incur a qualifying termination. In addition, certain of the Company’s executive compensation and benefit plans provide all participants (including the Named Executive Officers) with certain rights or the right to receive payments in the event of the termination of their employment or upon a change in control of the Company. The terms applicable to these potential rights or payments in various situations are described below. Payments or benefits under other plans and arrangements that generally are provided on a non-discriminatory basis to all similarly situated employees of the Company upon the termination of their employment are not described, including:

•	accrued base salary;
•	annual incentive earned with respect to completed performance periods;
•	retiree welfare benefits provided to substantially all of the Company’s U.S. employees, including retiree medical benefits;
•	distribution of vested account balances under the Company’s qualified 401(k) plan;

96	3M Company

•	accrued pension benefits under the Company’s defined benefit pension plans payable following an employee’s retirement or other termination of employment (the amounts of these benefits earned by the Named Executive Officers are reported in the 2020 Pension Benefits Table);
•	life insurance benefits generally available to all salaried employees; and
•	distribution of account balances under the Company’s nonqualified deferred compensation plans (the account balances of the Named Executive Officers are reported in the 2020 Nonqualified Deferred Compensation Table).

Rights and payments upon retirement

Following retirement (as described below), the Named Executive Officers are entitled to receive:

•	continued vesting of stock options previously granted under the Company’s stock plans, and the opportunity to exercise vested stock options previously granted under such plans during the remainder of the original term (up to 10 years) of such options;
•	an annual incentive plan payment for the year of retirement, prorated based on the number of days worked prior to the date of separation;
•	for those Named Executive Officers initially appointed to a 3M executive position before January 1, 2006, or after December 31, 2017, payment for all previously granted performance shares upon completion of the respective three-year performance period (prorated to reflect the portion of the year worked only with respect to the performance shares granted in the year of retirement) and based on actual performance; and
•	for those Named Executive Officers initially appointed to a 3M executive position on or after January 1, 2006, and on or before December 31, 2017, payment for all previously granted performance shares upon completion of the respective three-year performance period (prorated to reflect the portion of the three-year performance period that occurred prior to the date of the Named Executive Officer’s retirement) and based on actual performance.

For this purpose, the term “Retirement” means a termination of employment with the Company after attaining age 55 with at least 10 years of service (age 55 with at least five years of service for stock options granted before January 1, 2016).

Rights and payments upon termination due to death

In the event of the termination of their employment due to death, the Named Executive Officers are entitled to receive:

•	immediate vesting of all unvested stock options and restricted stock units previously granted under the Company’s stock plans, and the opportunity for the Named Executive Officer’s estate or beneficiaries to exercise all vested stock options during the two-year period following the date of death (but not beyond the original expiration date of any such stock option);
•	payment to the Named Executive Officer’s estate or beneficiaries, no later than March 15 of the year following the year in which the Named Executive Officer died, for all previously granted performance shares (in the same amount as paid for the performance shares granted to other Named Executive Officers if the date of death occurs after the end of the three-year performance period for such shares, and at the lesser of the target value or such other amount as determined by the Committee in its discretion if the date of death occurs before the end of the three-year performance period for such shares); and
•	payment to the Named Executive Officer’s beneficiaries of the proceeds from the life insurance policies provided for such Named Executive Officer pursuant to the Company’s Executive Life Insurance Plan.

Rights and payments upon termination due to disability

In the event of the termination of their employment due to disability, the Named Executive Officers are entitled to receive:

•	continued vesting of stock options previously granted under the Company’s stock plans, and the opportunity to exercise vested stock options previously granted under such plans during the remainder of the original term (up to 10 years) of such options;
•	immediate vesting of all restricted stock units previously granted under the Company’s stock plans; and
•	payment for all previously granted performance shares upon completion of the respective three-year performance period, based on actual performance.

2021 Proxy Statement	97

Rights and payments upon a qualifying termination not in connection with a change in control

The Company maintains the 3M Executive Severance Plan (which we refer to as the “Severance Plan”) to provide separation benefits for certain U.S. executives (including our Named Executive Officers) in the event an eligible employee’s employment is terminated by 3M other than for Misconduct or an eligible employee resigns for Good Reason. An eligible employee who becomes entitled to benefits under the Severance Plan receives the following:

•	continued payment of his or her annual base salary for a number of months (24 months for the Chief Executive Officer, and 18 months for all other Named Executive Officers);
•	continued payment of annual incentive payments that would have been paid if the participant remained employed through the end of the severance payment period, calculated based on actual results for the relevant year, using the participant’s final performance rating as of the end of the applicable year (or if none, a performance rating of “fully meets expectations” or equivalent), and prorated based on the number of days in the year preceding the end of the severance period (if the severance payment period ends prior to the end of a year);
•	an opportunity to exercise all vested stock options and stock appreciation rights following the participant’s termination and prior to the expiration date of such award;
•	accelerated vesting and payment of a prorated portion of the participant’s outstanding “annual” restricted stock units, with proration based on the number of full years of the participant’s completed service over the number of years required to vest under the original vesting schedule;
•	outstanding performance share awards will not be forfeited solely as a result of the participant’s termination, and the target number of shares under each award will be prorated based on the number of months the participant worked during the applicable performance period;
•	full vesting of the participant’s VIP company contribution account; and
•	outplacement services in accordance with 3M’s policy.

In addition, if Mr. Patolawala voluntarily resigns from employment with the Company for Good Reason or his employment is terminated by the Company other than for Misconduct, he also will be entitled to receive (i) accelerated payment of any then unpaid portion of the hiring bonus and (ii) accelerated vesting of the Special Make-whole RSU Award and the Special Inducement RSU Award and continued vesting of a prorated portion of the Special Inducement PSA, in each case, subject to his execution of an effective and irrevocable general release of all claims against the Company and its affiliates and without duplication of any benefits to which he may become entitled under the Severance Plan. These additional benefits are not part of the Severance Plan, but were negotiated in connection with Mr. Patolawala’s commencement of employment. For more information concerning Mr. Patolawala’s hiring bonus, the Special Make-whole RSU Award, the Special Inducement RSU Award, and the Special Inducement PSA, see “Section V: 2020 compensation decisions and performance highlights — Monish Patolawala” beginning on page 75.

Any severance payments under the Severance Plan will reduce on a dollar-for-dollar basis (but not below $0) any amounts the participant may otherwise be eligible to receive under his or her non-competition agreement with 3M. In addition, severance payments will cease in the event the participant becomes reemployed by 3M.

The Severance Plan does not provide severance benefits to employees who terminate pursuant to a mandatory retirement policy adopted by the Board. Employees who terminate in connection with a spinoff, divestiture or similar transaction involving the employee’s business unit may be eligible to participate at the discretion of the Company. To be eligible to receive benefits under the Severance Plan, an employee must execute and not revoke a general release of claims in favor of the Company in a form approved by the Company.

In the event a Named Executive Officer’s payments under the Severance Plan would be subject to an excise tax on “parachute payments” in connection with a change in control of the Company due to the application of Section 280G of the Internal Revenue Code, the Named Executive Officer will not be entitled to a “gross-up.” Instead, the Named Executive Officer’s “parachute payments” may be reduced if such reduction would provide the Named Executive Officer with a greater post-tax benefit than he or she would receive if the excise taxes were to apply.

For purposes of the Severance Plan and Mr. Patolawala’s special equity benefits, the terms “Misconduct” and “Good Reason” mean the following:

“Misconduct” means (i) the employee’s willful failure to substantially perform his or her duties (other than a failure resulting from his or her disability); (ii) the employee’s willful failure to carry out, or comply with any lawful and reasonable directive of the Board or his or her immediate supervisor; (iii) the occurrence of any act or omission by the

98	3M Company

employee that could reasonably be expected to result in (or has resulted in) his or her conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (iv) the employee’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its subsidiaries or affiliates or any of their officers, directors, employees, customers, suppliers, insurers or agents; (v) for purposes of the Severance Plan only, the employee’s material breach of any material provision of any written agreement with the Company or any subsidiary; (vi) any action (or inaction) by the employee that 3M reasonably determines constitutes gross negligence or misconduct in the performance of his or her duties and responsibilities; or (vii) any other intentional misconduct by the Named Executive Officer that significantly affects the business or affairs of the Company or any subsidiary in an adverse manner.

“Good Reason” means, with respect to a voluntary termination occurring within 18 months following a change in control of the Company, (i) a material diminution in the employee’s position, authority, duties or responsibilities as in effect immediately prior to the change in control, (ii) a material diminution in the employee’s base salary or annual planned cash compensation, or (iii) a material change in the geographic location at which the employee is required to perform services for his or her employer. If the voluntary termination does not occur within 18 months following a change in control, “Good Reason” means (i) a material diminution in the employee’s base salary or annual planned cash compensation, other than an across-the-board reduction that applies to all comparable positions, or (ii) a change in excess of 100 miles in the primary work location at which the employee is required to perform services for his or her employer. For terminations that do not occur within 18 months following a change in control, the employee will be required to provide written notice to the Company of the grounds for a Good Reason termination within 30 days of the initial existence of such grounds, and the Company has 30 days from the date of such notice to cure such circumstances. An employee must terminate employment for Good Reason within 60 days after the first occurrence of the applicable grounds.

Rights and payments upon a qualifying termination in connection with a change in control

If the Company terminates a Named Executive Officer’s employment for reasons other than Misconduct (or for awards granted prior to May 10, 2016, reasons other than Cause) or if a Named Executive Officer resigns for Good Reason, in any such case within 18 months following a “change in control event” of the Company (as defined for purposes of Section 409A of the Internal Revenue Code), then in addition to any benefits provided under the Severance Plan and the special benefits provided to Mr. Patolawala described above, all of the Named Executive Officer’s outstanding unvested stock options and restricted stock units granted under the Company’s stock plans will be immediately vested and all of such Named Executive Officer’s outstanding performance shares will be prorated and settled in accordance with the terms of the plan.

For purposes of our outstanding long-term incentive awards, the terms “Misconduct,” “Cause,” and “Good Reason” mean the following:

“Misconduct” means (i) the Named Executive Officer’s willful failure to substantially perform his or her duties (other than a failure resulting from his or her disability); (ii) the Named Executive Officer’s willful failure to carry out, or comply with any lawful and reasonable directive of the Board or his or her immediate supervisor; (iii) the occurrence of any act or omission by the Named Executive Officer that could reasonably be expected to result in (or has resulted in) his or her conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (iv) the Named Executive Officer’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its subsidiaries or affiliates or any of their officers, directors, employees, customers, suppliers, insurers or agents; (v) the Named Executive Officer’s material breach of any material provision of any written agreement with the Company or any subsidiary; or (vi) any other intentional misconduct by the Named Executive Officer that significantly affects the business or affairs of the Company or any subsidiary in an adverse manner.

“Cause” means a material violation of any policy of the Company, or embezzlement or theft of property belonging to the Company.

“Good Reason” means (i) a material diminution in the Named Executive Officer’s position, authority, duties, or responsibilities as in effect immediately prior to the change in control; (ii) a material diminution in the Named Executive Officer’s base salary or annual planned cash compensation; or (iii) a material change in the geographic location at which the Named Executive Officer is required to perform services for the Company.

2021 Proxy Statement	99

Rights and payments upon termination for any other reason

In the event of the termination of a Named Executive Officer’s employment for any reason that does not fit into one of the categories described above:

•	the Named Executive Officers will have the opportunity to exercise vested stock options granted under the Company’s stock plans within the first 90 days following the termination date (but not beyond the original expiration date of any such stock option), at which time any remaining vested stock options are forfeited; and
•	all unvested stock options, restricted stock units, and performance shares granted to the Named Executive Officers are forfeited immediately.

The amounts payable to or on behalf of each of the Named Executive Officers in each of the above situations (other than amounts relating to payments or benefits generally provided on a non-discriminatory basis to all similarly situated employees) is reflected in the table below, assuming that each individual’s employment had terminated and/or a change in control of the Company had occurred on December 31, 2020. As of December 31, 2020, Mr. Roman was eligible to retire (as that term is defined for purposes of 3M’s stock plans). Mr. Gangestad retired from employment with the Company effective as of August 1, 2020.

2020 Potential payments upon termination or change in control table

All amounts in U.S. dollars	Termination of Employment Due to…
Name	Retirement	Death	Disability	Qualifying Termination not in connection with a Change in Control	Qualifying Termination in connection with a Change in Control	Other Reason
Michael F. Roman
Cash Severance	—	—	—	3,846,625	3,846,625	—
Outstanding PSAs(1)	—	10,313,428	—	10,265,962	4,564,342	—
Unvested RSUs(2)	—	—	—	—	—	—
Unvested Options(3)	—	4,067,528	—	4,067,528	4,067,528	—
Life Insurance Proceeds(4)	—	3,000,000	—	—	—	—
Total	—	17,380,956	—	18,180,115	12,478,495	—
Monish Patolawala
Cash Severance	—	—	—	1,991,250	1,991,250	—
Outstanding PSAs(1)	—	2,101,657	—	385,381	738,374	—
Unvested RSUs(2)	—	4,293,367	4,293,367	4,293,367	4,293,367	—
Unvested Options(3)	—	697,483	—	—	697,483	—
Life Insurance Proceeds(4)	—	3,000,000	—	—	—	—
401(k) Plan Vesting	—	—	—	9,050	9,050	—
Total	—	10,092,507	4,293,367	6,679,048	7,729,524	—
Eric D. Hammes
Cash Severance	—	—	—	1,002,572	1,002,572	—
Outstanding PSAs(1)	—	2,312,751	—	972,598	940,615	—
Unvested RSUs(2)	—	—	—	—	—	—
Unvested Options(3)	—	1,185,046	—	—	1,185,046	—
Life Insurance Proceeds(4)	—	2,073,456	—	—	—	—
Total	—	5,571,253	—	1,975,170	3,128,233	—
Mojdeh Poul
Cash Severance	—	—	—	1,268,828	1,268,828	—
Outstanding PSAs(1)	—	2,376,128	—	1,078,908	1,048,274	—
Unvested RSUs(2)	—	—	—	—	—	—
Unvested Options(3)	—	948,033	—	—	948,033	—
Life Insurance Proceeds(4)	—	2,613,600	—	—	—	—
Total	—	5,937,761	—	2,347,736	3,265,135	—

100	3M Company

All amounts in U.S. dollars	Termination of Employment Due to…
Name	Retirement	Death	Disability	Qualifying Termination not in connection with a Change in Control	Qualifying Termination in connection with a Change in Control	Other Reason
Michael G. Vale
Cash Severance	—	—	—	1,385,161	1,385,161	—
Outstanding PSAs(1)	—	2,339,572	—	1,065,504	1,035,431	—
Unvested RSUs(2)	—	—	—	—	—	—
Unvested Options(3)	—	922,639	—	—	922,639	—
Life Insurance Proceeds(4)	—	2,760,000	—	—	—	—
Total	—	6,022,211	—	2,450,665	3,343,231	—
Nicholas C. Gangestad
Cash Severance	—
Outstanding PSAs(1)	—
Unvested RSUs(2)	—
Unvested Options(3)	—
Life Insurance Proceeds(4)	—
Total	—

FOOTNOTES TO 2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

(1)	The amounts in this column reflect the value of performance share awards (PSAs) under the 2016 Long-Term Incentive Plan for which the three-year performance period has not been completed (adjusted to reflect the closing price of a share of 3M common stock on the NYSE for December 31, 2020 ($174.79)), and which would be paid upon the occurrence of the respective triggering events in accordance with the terms of the awards.
(2)	The amounts in this column reflect the value of the shares underlying the unvested 3M restricted stock units that would vest upon the occurrence of the respective triggering events in accordance with the terms of the awards. Share values are based on the closing price of a share of 3M common stock on the NYSE for December 31, 2020 ($174.79).
(3)	The amounts in this column reflect the intrinsic value on December 31, 2020, of unvested, in-the-money 3M stock options that will vest upon the occurrence of the respective triggering events in accordance with the existing contractual terms of the stock options. Intrinsic values are based on the closing price of a share of 3M common stock on the NYSE for December 31, 2020 ($174.79).
(4)	The amounts in this column reflect the group term life insurance proceeds that would be payable to each individual’s beneficiary or beneficiaries pursuant to the policies obtained for them under the Executive Life Insurance Plan.

Pay ratio

Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO) for 2020. The ratio reflects a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

In identifying our median employee (a full-time production employee in the Midwestern United States), we calculated the target annual total cash compensation of each employee as of December 31, 2020. For these purposes, annual total cash compensation included base salary or hourly wages, cash incentives, commissions, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records. All amounts were annualized for permanent employees who did not work for the entire year, such as new hires, employees on paid or unpaid leave of absence and employees called for active military duty. We did not apply any cost-of-living adjustments as part of the calculation.

We selected the median employee from among 96,902 full-time, part-time, temporary and seasonal workers who were employed as of December 31, 2020. We did not exclude any employees (whether pursuant to the de minimis exemption for foreign employees or any other permitted exclusion) when making this determination.

As determined in accordance with Item 402 of Regulation S-K, the 2020 annual total compensation was $20,700,347 for our CEO and $67,109 for our median employee. Among other things, these amounts include base salary, overtime, incentive payments, stock-based compensation (based on the grant date fair value of awards granted during 2020), changes in pension values and retirement plan contributions. As calculated in this manner, the ratio of our CEO’s total compensation to our median employee’s total compensation for fiscal year 2020 is 308 to 1.

2021 Proxy Statement	101

Long-term incentive plan

Proposal 4	Approval of the Amended and Restated 3M Company 2016 Long-Term Incentive Plan

•   Approve the Amended and Restated 3M Company 2016 Long-Term Incentive Plan.

•   The Board recommends that shareholders approve the amendment and restatement of the 3M Company 2016 Long-Term Incentive Plan in order to increase the number of shares available for future awards and implement other changes.

Recommendation of the board

The Board of Directors unanimously recommends a vote “FOR” this proposal for the reasons discussed below. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a shareholder indicates otherwise in voting the proxy.

3M’s Board of Directors (the “Board”) is seeking shareholder approval of the amendment and restatement of the 3M Company 2016 Long-Term Incentive Plan (the “Existing Plan”). The amendment and restatement of the Existing Plan is referred to herein as the “Restated Equity Plan.” The Restated Equity Plan was adopted by our Board on February 2, 2021, subject to shareholder approval. The Restated Equity Plan will become effective on the day of the Annual Meeting, assuming approval of this proposal by 3M’s shareholders.

The Restated Equity Plan implements the following proposed material amendments to the Existing Plan:

•	Increase in the Share Reserve. We are asking our shareholders to approve an increase of 26,633,508 in the number of shares available for issuance under the Restated Equity Plan over the existing share reserve under the Existing Plan. As of March 1, 2021, there were 10,649,303 shares available for future grants under the Existing Plan (with performance awards counted at “target”). Assuming shareholder approval, as of the effective date of the Restated Equity Plan, there will be 37,282,811 shares available for future awards, less any grants made under the Existing Plan after March 1, 2021, and prior to shareholder approval of the Restated Equity Plan (with any “Full Value Awards” counted as 2.5 shares for every one share actually granted, as described below). Accordingly, when the new share request is added to the shares previously authorized under the Existing Plan, the Restated Equity Plan will authorize an aggregate of 65,719,806 shares of common stock for issuance under the Restated Equity Plan (plus any shares subject to awards outstanding under the Prior Plan as of the effective date of the Restated Equity Plan that become available for issuance under the Restated Equity Plan due to forfeiture or cancellation of such awards in accordance with the terms of the Restated Equity Plan (as described in more detail below under the heading “Authorized Shares”)); however, as of March 1, 2021, awards covering a total of 22,097,531 shares were subject to outstanding awards under the Existing Plan (with performance awards counted assuming “target” performance). Therefore, for the avoidance of doubt, the 65,719,806 shares includes shares subject to awards granted and settled in prior years and is not a reflection of availability for new, future awards following the effective date of the Restated Equity Plan.

For purposes of calculating the shares that remain available for issuance under the Restated Equity Plan, grants of options and stock appreciation rights will be counted as the grant of one share for each one share actually granted, as described above. However, to protect shareholders from potentially greater dilutive effect of awards other than an option or stock appreciation right (or other award subject to an exercise price, strike price or similar concept) (a “Full Value Award”), all grants of Full Value Awards will be deducted from the Restated Equity Plan’s share reserve as 2.5 shares for every one share actually granted.

102	3M Company

The proposed increase in shares available for issuance under the Restated Equity Plan (over the existing share reserve under the Existing Plan) has been reviewed and approved by our Board. In the process, the Board determined that the existing number of shares available for issuance under the Existing Plan was insufficient to meet our ongoing needs to provide long-term incentive grants on an ongoing and regular basis to motivate, reward and retain key employees who create shareholder value. The increase in shares has been necessitated by the hiring of new employees, and by granting additional stock awards to current employees as long-term incentives. The increase will enable us to continue our policy of equity ownership by employees and directors as an incentive to contribute to our continued success.

•	Elimination of Liberal Share Recycling for Options and Stock Appreciation Rights. Under the Restated Equity Plan, the following shares shall not become or again be available for award grants under the Restated Equity Plan: (a) shares delivered to the Company or withheld by the Company to satisfy the applicable exercise price of an option under the Restated Equity Plan or the Prior Plan or to satisfy any tax withholding obligation with respect to an option or stock appreciation right under the Restated Equity Plan or the Prior Plan (including shares retained by the Company from the award being exercised and/or creating the tax obligation), (b) shares subject to a stock appreciation right that are not issued in connection with the settlement or exercise, as applicable, of the stock appreciation right, and (c) shares purchased on the open market with the cash proceeds from the exercise of options.

•	Increase in the Limit on Incentive Stock Options. Under the Restated Equity Plan, no more than 44,000,000 shares may be issued upon the exercise of incentive stock options, or ISOs, subject to adjustment for changes in our capitalization and certain corporate transactions, as described below under the heading “Certain Transactions.”

•	Extend the Term. The Restated Equity Plan will have a term of ten years from the date it was adopted by our Board.

•	Limitations on Dividend Payments on Unvested Awards. The Restated Equity Plan provides that dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.

•	Removal of Section 162(m) Provisions. Section 162(m) of the Internal Revenue Code, or the Code, prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), allowed performance-based compensation that met certain requirements to be tax deductible regardless of amount. This qualified performance-based compensation exception was repealed as part of the TCJA. We have removed certain provisions from the Restated Equity Plan which were otherwise required for awards to qualify as performance-based compensation under the Section 162(m) exception prior to its repeal, except that the Restated Equity Plan will continue to include the limits on the size of awards that an individual may receive each calendar year that applied under the Existing Plan.

The following description of the Restated Equity Plan is qualified in its entirety by reference to the full text of the Restated Equity Plan, which is attached hereto as Appendix C.

Why shareholders should approve the Restated Equity Plan

Equity incentive awards are an important part of 3M’s compensation philosophy

3M believes that the adoption of the Restated Equity Plan is essential to its success. Equity awards are intended to motivate high levels of performance, align the interests of 3M’s employees and directors with those of its shareholders by giving employees and directors the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. The Board and Company management believe that equity awards are necessary to remain competitive in the industry and are essential to recruiting and retaining the highly qualified individuals who help the Company meet its goals.

Our existing equity plan will no longer have shares available for grant

Under the Company’s current forecasts, we expect the share reserve under the Existing Plan would be exhausted prior to our 2023 annual shareholder meeting. This assumes 3M continues to grant awards consistent with its historical usage and current practices, as reflected in its historical burn rate discussed below, and noting that future circumstances may require the Company to change its current equity grant practices. While 3M could increase cash compensation if it is unable to grant equity incentives, 3M anticipates that it will have difficulty attracting, retaining and motivating its employees and directors if it is unable to make equity grants to them.

2021 Proxy Statement	103

The Board of Directors considered the outstanding awards under our existing plans and our future needs when determining the size of the proposed share reserve increase for the Restated Equity Plan

The table below presents information about the number of shares that were subject to various outstanding equity awards and shares available for grant under the Existing Plan and the 3M 2008 Long-Term Incentive Plan (the “Prior Plan”), each at March 1, 2021, and the proposed increase in shares authorized for issuance under the Restated Equity Plan:

	Number of shares	As a % of shares outstanding(1)	Market value of underlying shares ($ in millions)(2)
3M 2008 Long-Term Incentive Plan
Stock options and stock appreciation rights outstanding	17,958,032	3.10%	3,168
Weighted-average exercise price	$133.61
Weighted-average remaining term	3.32 years
Restricted stock units outstanding	—	—	—
Performance shares outstanding(3)	—	—	—
Deferred stock units outstanding	147,409	0.03%	26
Shares available for grant	—	—	—
Existing Plan
Stock options and stock appreciation rights outstanding	19,652,253	3.39%	3,467
Weighted-average exercise price	$184.56
Weighted-average remaining term	7.85 years
Restricted stock units outstanding	2,001,857	0.35%	353
Performance shares outstanding(3)	470,190	0.08%	83
Deferred stock units outstanding	59,644	0.01%	11
Shares available for grant	10,649,303	1.84%	1,879
Restated Equity Plan
Shares added pursuant to share reserve increase	26,633,508	4.60%	4,698

(1)	Based on 579,417,201 shares of 3M common stock outstanding as of March 16, 2021.
(2)	Based on the closing price of a share of 3M common stock on the NYSE for March 1, 2021 ($176.41).
(3)	Performance shares are reflected assuming “target” performance. The number of performance shares outstanding as of March 1, 2021, under the Existing Plan assuming “maximum” performance is 940,380. None of the performance shares granted under the Prior Plan remain outstanding.

In determining whether to approve the Restated Equity Plan, including the share reserve under the Restated Equity Plan, the Board considered the following:

•	The increase of shares available for future awards under the Restated Equity Plan will represent an increase of 26,633,508 shares to the aggregate number of shares reserved for issuance and that remained available for future grant under the Existing Plan as of February 2, 2021.

•	The average annual share pool usage over the most recently completed three-year period. In calendar years 2018, 2019 and 2020, 3M’s annual equity burn rates (calculated by dividing (1) the number of shares subject to equity awards granted during the year by (2) the weighted-average number of shares outstanding at the end of the applicable year) under the Existing Plan were 0.66 percent, 0.73 percent and 1.0 percent, respectively. If each Full Value Award is multiplied by 2.5 (consistent with the methodology employed by certain proxy advisory firms), the “adjusted” annual burn rate under the Existing Plan would be 0.83 percent, 0.94 percent and 1.25 percent for calendar years 2018, 2019 and 2020, respectively.

•	3M expects the share reserve under the Restated Equity Plan will provide the Company with enough shares for awards through 2029, assuming 3M continues to grant awards consistent with its current practices and historical usage, as reflected in its historical burn rate, and further dependent on the price of 3M shares and hiring activity during the next few years, forfeitures of outstanding awards under the Prior Plan and Restated Equity Plan, and noting that future circumstances may compel 3M to change its current equity grant practices. 3M cannot predict its future equity grant practices, the future price of its shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Equity Plan could last for a shorter or longer time.

104	3M Company

•	The potential dilution to our shareholders that may result from the issuance of shares pursuant to outstanding awards and awards to be issued under the Restated Equity Plan. In calendar years 2018, 2019 and 2020, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 11.0 percent, 10.1 percent, and 9.3 percent, respectively. If the Restated Equity Plan is approved, 3M expects its overhang at the end of 2021 will be approximately 12.9 percent (excluding approximately 21,584,455 shares estimated to be available for issuance under the General Employees Stock Purchase Plan).

•	Analysis indicating that, based on generally accepted evaluation methodologies used by proxy advisory firms, the number of shares to be reserved under the Restated Equity Plan is within generally accepted standards as measured by an analysis of the Restated Equity Plan cost relative to industry standards.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to 3M’s ability to continue to attract and retain highly qualified individuals in the competitive labor markets in which it competes, the Board has determined that the size of the share reserve under the Restated Equity Plan is reasonable and appropriate at this time.

3M believes that the design of the Restated Equity Plan reflects a number of equity compensation best practices and protections for shareholders

The Restated Equity Plan contains a number of provisions that 3M believes are consistent with best practices in equity compensation and protect its shareholders’ interests.

•	Continued Broad-Based Eligibility for Equity Awards. 3M grants equity awards to a significant number of its service providers. By doing so, 3M links their interests with shareholder interests throughout the organization and motivates these individuals to act as owners of the business. As of March 1, 2021, 6,100 of 3M’s 95,884 employees and all of our 11 non-employee directors held outstanding equity awards.

•	Shareholder Approval is Required forAdditional Shares. The Restated Equity Plan does not contain an annual “evergreen” provision. The Restated Equity Plan authorizes a limited number of shares, so that shareholder approval is required to increase the maximum number of shares of common stock which may be issued under the Restated Equity Plan.

•	No Discount Stock Options or Stock Appreciation Rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of 3M’s common stock on the date the stock option or stock appreciation right is granted; provided, that discount stock options may be granted in the event stock options are assumed or substituted in connection with certain corporate transactions. For purposes of the Restated Equity Plan, the fair market value of a share of common stock as of any given date generally will be the closing sale price for a share of our common stock on the stock exchange or national market system on which our common stock is listed on such date or, if no sale occurred on the date in question, the closing sale price for a share of our common stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or another source the Company deems reliable. The closing sale price for a share of our common stock on the New York Stock Exchange, or the NYSE, on March 1, 2021, was $176.41, as reported in The Wall Street Journal.

•	No Automatic Single-Trigger Vesting of Awards. The Restated Equity Plan does not provide for automatic “single-trigger” accelerated vesting upon a change in control.

•	Limitations on Dividend Payments on Awards. Dividends and dividend equivalents may be paid on awards subject to vesting conditions only to the extent such conditions are met.

•	Limitations on Grants. Individual limits on awards granted to any participant pursuant to the Restated Equity Plan during any calendar year apply as follows: (i) a maximum of 500,000 shares of common stock may be subject to all options and stock appreciation rights granted to a participant; (ii) a maximum of 500,000 shares of common stock may be earned subject to all restricted stock, restricted stock units, performance shares and other stock- or cash-based awards granted to a participant that are denominated in shares and intended to qualify as performance-based compensation under Section 162(m); and (iii) a maximum of $10,000,000 may become payable (in cash, shares or any combination thereof) pursuant to performance bonus awards granted to a participant; provided that, these numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below and will be multiplied by two with respect to awards granted to a participant during the calendar year in which the participant commences

2021 Proxy Statement	105

employment with the Company or its subsidiaries. Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the Restated Equity Plan be granted to any one person during any calendar year with respect to one or more awards denominated in shares. For purposes of these limits, each share subject to an award (including a Full Value Award) will count as one share against the specified limit.

•	Non-Employee Director Compensation Limit. An annual limit of $600,000 per calendar year applies to the sum of all cash and other compensation and the value of all equity, cash-based and other awards granted to a non-employee director for services as a member of the Board.

•	Reasonable Limit on Full Value Awards. For purposes of calculating the shares that remain available for issuance under the Restated Equity Plan, grants of options and stock appreciation rights will be counted as the grant of one share for each one share actually granted, as described above. However, to protect shareholders from potentially greater dilutive effect of Full Value Awards, all grants of Full Value Awards will be deducted from the Restated Equity Plan’s share reserve as 2.5 shares for every one share actually granted.

•	Reasonable share counting provisions; no “liberal” share recycling for options or stock appreciation rights. In general, when an award granted under the Restated Equity Plan or the Prior Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited in any case, in a manner that results in 3M acquiring shares covered by the award or Prior Plan award at a price not greater than the price (as adjusted to reflect any equity restructuring) paid by the participant for the shares or not issuing one or more shares covered by the award or Prior Plan award, the unused shares covered by the award or Prior Plan award will, as applicable, become or again be available for award grants under the Restated Equity Plan in an amount corresponding to the reduction in the share reserve previously made with respect to such award. Further, shares delivered (either by actual delivery or attestation) to 3M by a participant or withheld by 3M to satisfy any applicable tax withholding obligation with respect to a Full Value Award (including shares retained by 3M from the Full Value Award creating the tax obligation) will, as applicable, become or again be available for award grants under the Restated Equity Plan. However, the following shares will not be returned to the share reserve under the Restated Equity Plan: shares delivered to 3M or withheld by 3M to satisfy the applicable exercise price of an option under the Restated Equity Plan or the Prior Plan or to satisfy any tax withholding obligation with respect to an option or stock appreciation right under the Restated Equity Plan or the Prior Plan (including shares retained by 3M from the award being exercised and/or creating the tax obligation); shares subject to a stock appreciation right that are not issued in connection with the settlement or exercise, as applicable, of the stock appreciation right; and shares purchased on the open market with the cash proceeds from the exercise of options.

•	No Repricing of Awards. Awards may not be repriced, replaced or regranted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

•	No Tax Gross-Ups. The Restated Equity Plan does not provide for any tax gross-ups.

Shareholder approval requirement

In general, shareholder approval of the Restated Equity Plan is necessary in order for 3M to meet the shareholder approval requirements of the principal securities market on which shares of its common stock are traded, and grant stock options that qualify as incentive stock options, or ISOs, as defined under Section 422 of the Code. Shareholder approval also may be required to grant certain restricted stock units to French employees that provide more favorable tax and social treatment to the local employer subsidiary and its employees than would otherwise apply.

In August 2015, a French law (loi n° 2015-990 du 6 août 2015 pour la croissance, l’activité et l’égalité des chances économiques, also known as “Loi Macron”) introduced changes that provide more favorable income and social tax treatment of restricted stock units (including performance-based restricted stock units) meeting certain requirements (we refer to restricted stock units meeting such requirements as “French-qualified RSUs” and to performance shares meeting such requirements as “French-qualified Performance Shares”). This Loi Macron was subsequently amended most recently by the Finance Law for 2018 (loi n° 2017-18337 du 30 décembre 2017 de finances pour 2018). The changes provide benefits for both the local employer subsidiary (a reduced rate of social security contributions) and the employees receiving the awards (deferral of the taxable event and a reduced rate of income tax). Among other requirements, under the amended law, French-qualified RSUs and French-qualified Performance Shares must provide for a minimum vesting period of one year from the grant date and restrict the sale of shares for a minimum of two years from the grant date. The Restated Equity Plan contains provisions that would allow the administrator to grant restricted stock units and performance shares on such terms and authorizes the adoption of one or more subplans to address differences in laws (including differences relating to tax matters), but the amended law also provides that grants of French-qualified RSUs and French-qualified Performance Shares must be authorized by the shareholders at a meeting after January 1st, 2018. As a result, shareholder approval of the Restated Equity Plan is being requested for purposes

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of the amended French law in order to provide the administrator with the ability to grant French-qualified RSUs and French-qualified Performance Shares. The administrator will not, however, be obligated to grant French-qualified RSUs or French-qualified Performance Shares and may choose, at its discretion, to grant restricted stock units and/or performance shares that are not considered French-qualified RSUs or French-qualified Performance Shares.

Therefore, 3M is asking shareholders to approve the terms of the Restated Equity Plan for purposes of complying with the requirements of the NYSE and satisfying the shareholder-approval requirements of Sections 422, and satisfying the shareholder-approval requirements of the new French law (Loi Macron) discussed above.

Description of the Restated Equity Plan

The following sets forth a description of the material features and terms of the Restated Equity Plan.

Authorized Shares. The Restated Equity Plan authorizes an increase of 26,633,508 in the number of shares available for issuance under the Restated Equity Plan over the existing share reserve under the Existing Plan. Accordingly, when the new share request is added to the shares previously authorized under the Existing Plan, the Restated Equity Plan will authorize the issuance of the sum of:

•	65,719,806 shares of common stock; plus

•	for each award that is outstanding under the Prior Plan as of the effective date of the Restated Equity Plan, (i) one share for each share subject to an award that is an option or stock appreciation right and (ii) 2.5 shares for each share subject to a Full Value Award, in each case, that subsequently becomes available for issuance under the Restated Equity Plan pursuant to the share counting provisions described below.

As of March 1, 2021, awards covering a total of 22,097,531 shares were subject to outstanding awards under the Existing Plan (with performance awards counted assuming “target” performance). Therefore, for the avoidance of doubt, the 65,719,806 shares includes shares subject to awards granted and settled in prior years and is not a reflection of availability for new, future awards following the effective date of the Restated Equity Plan. A maximum of an additional 18,200,593 shares could become available for future issuance under the Restated Equity Plan in respect of outstanding awards under the Prior Plan pursuant to the terms of the Restated Equity Plan.

The aggregate number of shares available for issuance under the Restated Equity Plan will be reduced by 2.5 shares for each share delivered in settlement of any Full Value Award and by one share for each share delivered in settlement of any option or stock appreciation right. Shares issued under the Restated Equity Plan may be authorized but unissued shares, shares purchased on the open market, or treasury shares.

In no event will more than 44,000,000 shares of common stock be issuable pursuant to the exercise of ISOs under the Restated Equity Plan during its ten-year term.

Share Counting Provisions. If, following the effective date of the Restated Equity Plan, an award under the Restated Equity Plan or the Prior Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in 3M acquiring shares covered by the award or Prior Plan award at a price not greater than the price (as adjusted to reflect any equity restructuring) paid by the participant for the shares or not issuing one or more shares covered by the award or Prior Plan award, the unused shares covered by the award or Prior Plan award will, as applicable, become or again be available for award grants under the Restated Equity Plan. Further, shares delivered (either by actual delivery or attestation) to 3M by a participant or withheld by 3M to satisfy any applicable tax withholding obligation with respect to a Full Value Award (including shares retained by 3M from the Full Value Award creating the tax obligation) after the effective date of the Restated Equity Plan will, as applicable, become or again be available for award grants under the Restated Equity Plan. Notwithstanding the foregoing, following the effective date of the Restated Equity Plan, the following shares shall not become or again be available for award grants under the Restated Equity Plan: (a) shares delivered to the Company or withheld by the Company to satisfy the applicable exercise price of an option under the Restated Equity Plan or the Prior Plan or to satisfy any tax withholding obligation with respect to an option or a stock appreciation right under the Restated Equity Plan or the Prior Plan (including shares retained by the Company from the award being exercised and/or creating the tax obligation), (b) shares subject to a stock appreciation right that are not issued in connection with the settlement or exercise, as applicable, of the stock appreciation right, and (c) shares purchased on the open market with the cash proceeds from the exercise of options. For any shares granted pursuant to an award under the Restated Equity Plan or the Prior Plan, the shares available under the Restated Equity Plan will be increased by 2.5 shares for each share subject to a Full Value Award and by one share for each share subject to an option or stock appreciation right, in each case, that become or again be available for issuance pursuant to the foregoing share counting provisions of the Restated Equity Plan. Dividend equivalents paid in cash will not be counted against the number of shares reserved under the Restated Equity Plan.

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Administration. The Restated Equity Plan will be administered by the compensation committee or a subcommittee thereof (or by the Board or another Board committee as may be determined by the Board from time to time). The administrator of the Restated Equity Plan (the “Administrator”) or its delegate will have the authority to determine which service providers receive awards and set the terms and conditions applicable to the award within the confines of the Restated Equity Plan’s terms. The Administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Restated Equity Plan.

Award Limits for Employees. The Restated Equity Plan includes annual limits on awards that may be granted to any individual participant. For participants other than non-employee directors, the maximum aggregate number of shares of common stock with respect to all options and stock appreciation rights that may be granted to any one person during any calendar year is 500,000 and the maximum aggregate number of shares of common stock that may be earned with respect to all restricted stock, restricted stock units, performance shares and other stock- or cash-based awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code and are denominated in shares that may be granted to any one person during any calendar year is 500,000. The maximum aggregate amount that may become payable (in cash, shares of common stock, or any combination thereof) pursuant to all performance bonus awards that may be paid to any one person during any calendar year is $10,000,000. These numbers will be multiplied by two with respect to awards granted to a participant during the calendar year in which the participant commences employment with the Company or its subsidiaries. Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the Restated Equity Plan be granted to any one person during any calendar year with respect to one or more awards denominated in shares. These numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. For purposes of these individual award limits, each share subject to an award (including a Full Value Award) will be counted as one share against the specified limit.

Compensation Limit for Non-Employee Directors. The sum of all cash or other compensation and the value (determined as of the grant date in accordance with FASB ASC Topic 718 (or any successor thereto)) of all awards granted to a non-employee director under the Restated Equity Plan during any calendar year for services as a member of the Board may not exceed $600,000. This limit applies to all compensation provided as a non-employee director, whether or not such compensation is provided under the Restated Equity Plan.

Eligibility. Employees and non-employee directors of 3M or any of its subsidiaries are eligible to receive awards under the Restated Equity Plan. As of March 1, 2021, 3M and its subsidiaries had approximately 6,075 active employees and 11 non-employee directors who were eligible to receive awards under the Existing Plan, and would have been eligible to receive awards under the Restated Equity Plan had it been in effect on such date. Service providers other than employees and non-employee directors are not eligible to participate in the Existing Plan or the Restated Equity Plan.

Types of Awards. The Restated Equity Plan provides for the grant of stock options (including ISOs and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance bonus awards, performance shares and other stock- or cash-based awards. Awards to eligible individuals will be subject to the terms of an individual award agreement between 3M and the individual. A brief description of each award type follows.

•	Stock Options. Stock options may be granted under the Restated Equity Plan, including both ISOs and non-qualified stock options, which provide the holder a right to purchase shares of common stock at a specified exercise price. The exercise price per share for each stock option will be set by the Administrator, but will not be less than the fair market value on the date of grant (or 110 percent of the price of an ISO in the case of an individual who, on the date of grant, owns or is deemed to own shares representing more than 10 percent of the stock of 3M or any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code); provided, that the Administrator may grant stock options with an exercise price that is less than the fair market value on the date of grant in the event stock options are assumed or substituted in connection with certain corporate transactions. The term of any option award may not be longer than ten years (or five years in the case of an ISO granted to a 10 percent shareholder of 3M). The Administrator will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the maximum ten-year term.

•	Stock Appreciation Rights. The Administrator is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the Restated Equity Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares of 3M’s common stock upon exercise within a specified time period from the date of grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by

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multiplying the difference between the price per share of the stock appreciation right and the value of the share on the date of exercise by the number of shares of common stock subject to the award. The maximum term for which stock appreciation rights may be exercisable under the Restated Equity Plan is ten years.

•	Restricted Stock. The Administrator may make awards of restricted stock to eligible individuals in such amounts and at purchase prices (if any) to be established by the Administrator in connection with each award. Such awards will be subject to restrictions and other terms and conditions as are established by the Administrator. Upon issuance of restricted stock, recipients generally have the rights of a shareholder with respect to such shares, subject to the limitations and restrictions established by the Administrator in the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award; however, dividends may be paid with respect to restricted stock subject to vesting only to the extent vesting conditions have been satisfied and the restricted stock vests.

•	Restricted Stock Units. The Restated Equity Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices (if any) and upon such other terms and conditions as are established by the Administrator for each award. Restricted stock unit awards entitle recipients to acquire shares of 3M’s common stock in the future under certain conditions. Holders of restricted stock units generally have no rights of ownership or as shareholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant. Restricted stock units may be accompanied by the right to receive the equivalent value of dividends paid on shares of the Company’s common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights); however, dividend equivalents with respect to an award subject to vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests. The Administrator may provide that settlement of restricted stock units will occur upon or as soon as reasonably practicable after the restricted stock units vest or will instead be deferred, on a mandatory basis or at the participant’s election.

•	Performance Shares. The Administrator is authorized to grant performance shares under the Restated Equity Plan. Performance shares will be denominated in shares of common stock, unit equivalents and/or units of value (including a dollar value of shares of common stock) and may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

•	Performance Bonus Awards. Performance bonus awards will be denominated in cash and will be initially payable in cash, but may be paid in cash, shares or a combination of cash and shares in the discretion of the Administrator. Performance bonus awards will be payable upon the attainment of performance goals that are established by the Administrator and relate to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

•	Other Stock- or Cash-based Awards. Other stock- or cash-based awards are awards of cash, fully vested shares of 3M’s common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of 3M’s common stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation otherwise payable to any individual who is eligible to receive awards. The Administrator will determine the terms and conditions of other stock- or cash-based awards, including any purchase price, performance goals (which may be based on performance criteria or otherwise), transfer restrictions and vesting conditions.

Performance-Based Awards. Any awards granted pursuant to the Restated Equity Plan may be subject to performance-based vesting conditions. The value of performance awards may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. The goals are established and evaluated by the Administrator and may relate to performance over any periods as determined by Administrator.

For purposes of the Restated Equity Plan, the pre-established performance goals may be based on one or more performance criteria (either for the entire Company or a subsidiary, division, business segment, business unit or an individual, and may be used in setting performance goals applicable to other stock- or cash-based awards), which may include, but are not limited to: (i) net earnings or losses (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth; (iv) net income (either before or after taxes) or adjusted net income; (v) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vi) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; (vii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (viii) cash flow (including

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operating cash flow, free cash flow, free cash flow conversion or cash flow return on capital); (ix) return on assets; (x) return on capital or invested capital; (xi) cost of capital; (xii) return on shareholders’ equity; (xiii) total shareholder return; (xiv) return on sales; (xv) costs, reductions in costs and cost control measures; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share (“EPS”) or EPS growth; (xix) adjusted earnings or loss per share; (xx) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxi) regulatory achievements or compliance; (xxii) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxiii) market share; (xxiv) economic value or economic value added models; (xxv) division, group or corporate financial goals; (xxvi) customer satisfaction/ growth; (xxvii) customer service; (xxviii) employee satisfaction; (xxix) recruitment and maintenance of personnel; (xxx) human resources management; (xxxi) supervision of litigation and other legal matters; (xxxii) strategic partnerships and transactions; (xxxiii) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxiv) debt levels or reductions; (xxxv) sales-related goals; (xxxvi) financing and other capital raising transactions; (xxxvii) cash on hand; (xxxviii) acquisition activity; (xxxix) investment sourcing activity; and (xl) marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices. Any performance goals that are financial metrics may be determined in accordance with U.S. generally accepted accounting principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

The Restated Equity Plan also permits the Administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for performance-based awards, including, but not limited to, adjustments for (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to common stock of the Company; (xiii) any business interruption event; (xiv) changes in pricing; (xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with GAAP; (xvii) unusual tax transactions; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

Prohibition on Repricing. Under the Restated Equity Plan, the Administrator may not, without the approval of 3M’s shareholders, authorize the repricing of any outstanding option or stock appreciation right to reduce its price per share, cancel any option or stock appreciation right in exchange for cash or another award when the price per share exceeds the fair market value of the underlying shares, or take any other action with respect to an option or stock appreciation right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of common stock are listed.

Certain Transactions. The Administrator has broad discretion to take action under the Restated Equity Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting 3M’s common stock, such as dividends or other distributions (whether in the form of cash, common stock, other securities, or other property), reorganizations, mergers, consolidations, change in control events and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with 3M’s shareholders known as “equity restructurings,” the Administrator will make equitable adjustments to outstanding awards and/or with respect to which awards may be granted under the Restated Equity Plan and the individual award limits under the Restated Equity Plan. No automatic “single-trigger” vesting acceleration applies under the Restated Equity Plan in connection with a change in control event.

Amendment and Termination. The Board or the Compensation Committee of the Board may amend, suspend or terminate the Restated Equity Plan at any time and from time to time. No amendment, other than an amendment that increases the number of shares available under the Restated Equity Plan, may materially and adversely affect the economic benefits to be delivered under an outstanding award as of the date of such amendment without the consent of the affected participant. Shareholder approval is required for any amendment to the Restated Equity Plan to the extent necessary to comply with applicable laws. The Restated Equity Plan provides that in no event may an award be granted pursuant to the Restated Equity Plan after ten years from the date of the Board’s approval of the Restated Equity Plan.

Forfeiture and Claw-backs. All awards (including the gross amount of any proceeds, gains or other economic benefit obtained in connection with any award) made under the Restated Equity Plan are subject to recoupment by

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the Company to the extent required to comply with applicable laws or any policy of the Company providing for the reimbursement of incentive compensation.

Securities Laws. The Restated Equity Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Restated Equity Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

United States federal income tax consequences

The following is a general summary under current law of the material federal income tax consequences to an employee or non-employee director granted an award under the Restated Equity Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

ISOs. No income will be recognized by a participant upon the grant or exercise of an ISO. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis in the shares. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

Non-Qualified Stock Options. No income is expected to be recognized by a participant upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options generally provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights. Participants are not expected to recognize income upon receiving a grant of stock appreciation rights. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to stock appreciation rights in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a “substantial risk of forfeiture” and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to recognize income on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

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If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will constitute additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore.

The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

Restricted Stock Units and Deferred Stock Units. A recipient of restricted stock units or deferred stock units generally should not recognize ordinary income at the time of grant. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the restricted stock units or deferred stock units in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

A participant generally will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Performance Shares and Performance Bonus Awards. Participants are not expected to recognize income upon the grant of performance shares or performance bonus awards. Generally, the participant will recognize ordinary income subject to withholding at the time of payment, vesting or settlement of the award based on the fair market value of the award on that date. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Limitations on the Employer’s Compensation Deduction. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. Prior to the TCJA, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. Certain awards under the Existing Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee. There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the Existing Plan or the Restated Equity Plan.

Excess Parachute Payments. Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Among other things, excess

112	3M Company

parachute payments could result from grants made during the 12-month period preceding a change in ownership or control of the employer or its affiliates and accelerated vesting or payment of awards under the Restated Equity Plan upon a change in ownership or control of the employer or its affiliates. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20 percent excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20 percent tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive arrangements, including some stock options, stock appreciation rights, restricted stock unit awards, performance share awards and other awards that may be granted under the Restated Equity Plan. Generally speaking, Section 409A does not apply to ISOs, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the Restated Equity Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the Restated Equity Plan are not exempt from coverage. However, if the Restated Equity Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State, local and foreign tax consequences may in some cases differ from the United States federal income tax consequences described above. The foregoing summary of the United States federal income tax consequences in respect of the Restated Equity Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The Restated Equity Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

New plan benefits

3M’s non-employee directors are eligible to receive certain compensation each year, a portion of which is payable in the form of common stock or deferred stock units, as described above under “Director compensation” beginning on page 45. If the Restated Equity Plan is approved, the non-employee director compensation payable in the form of common stock or deferred stock units will be issued under the Restated Equity Plan following the effective date of the Restated Equity Plan. All other future grants under the Restated Equity Plan are within the discretion of the Administrator and the benefits of such grants are, therefore, not determinable. No shares of common stock have been issued with respect to the share increase for which shareholder approval is sought under this Proposal 4.

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Plan benefits

The table below shows, as to the Named Executive Officers and the various indicated groups, the number of shares of common stock subject to awards granted under the Existing Plan to date that were outstanding as of March 1, 2021:

Name and Principal Position	Number of shares subject to stock option and stock appreciation right awards	Number of shares subject to RSUs and deferred stock units	Number of shares subject to performance share awards(1)
Michael F. Roman Chairman of the Board and Chief Executive Officer	730,593	—	86,535
Monish Patolawala Senior Vice President and Chief Financial Officer	78,376	30,691	23,985
Eric D. Hammes Executive Vice President, Enterprise Operations	136,291	2,973	18,699
Mojdeh Poul Executive Vice President, Health Care Business Group	119,382	2,973	18,982
Michael G. Vale Executive Vice President, Safety and Industrial Business Group	216,020	—	20,547
Nicholas C. Gangestad Former Senior Vice President and Chief Financial Officer	269,779	—	6,881
Executive officers, as a group	1,934,951	47,345	245,393
Non-employee directors, as a group(2)	—	59,644	—
Nominees for election as directors	—	—	—
Each associate of any such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive five percent of all options, warrants or rights	—	—	—
Employees other than executive officers, as a group	13,753,512	1,855,007	185,839

(1)	Performance shares are reflected assuming “target” performance.
(2)	All of the non-employee members of our Board will, upon re-election to the Board at the Annual Meeting, receive an award of common stock or deferred stock units under the Restated Equity Plan, as described above under “Director compensation” beginning on page 45.

All future grants under the Restated Equity Plan are within the discretion of the Administrator and the benefits of such grants are, therefore, not determinable.

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Equity compensation plan information

Information as of December 31, 2020, concerning compensation plans under which the Company’s equity securities are authorized for issuance is as follows:

Equity compensation plan information(1)

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Stock options	35,401,491	$156.23	—
Restricted stock units	1,721,630		—
Performance shares(2)	422,518		—
Non-employee director deferred stock units	243,573		—
Total(3)	37,789,212		16,043,691
Employee stock purchase plan(4)	—	—	22,887,360
Subtotal	37,789,212		38,931,051
Equity compensation plans not approved by security holders	—	—	—
Total	37,789,212		38,931,051

(1)	In column B, the weighted-average exercise price is only applicable to stock options. In column C, the number of securities remaining available for future issuance for stock options, restricted stock units, and stock awards for non-employee directors is shown in total and not individually with respect to these items.
(2)	Numbers shown represent the maximum number of shares that may be issued pursuant to outstanding performance share awards. The actual number of shares that will be issued is not determinable at this time, but will depend on a variety of factors, including the level of performance achieved relative to the applicable performance goals. For more information, see “Status of outstanding performance share awards” beginning on page 70.
(3)	Does not include additional shares of our common stock that will be available for issuance under the 3M Company 2016 Long-Term Incentive Plan, if the amendment and restatement of such plan is approved. For more information, see “Proposal 4: Approval of the Amended and Restated 3M Company 2016 Long-Term Incentive Plan” beginning on page 102.
(4)	Under our General Employees Stock Purchase Plan, participants are permitted to purchase our common stock at a discount on certain dates through payroll deductions within a pre-determined purchase period. Accordingly, these numbers are not determinable. During the offering period under our General Employee Stock Purchase Plan that ended on December 31, 2020, an aggregate of 94,012 shares were purchased by participants pursuant to purchase rights granted during such offering period.

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Shareholder proposal

Proposal 5	Shareholder Proposal on Setting Target Amounts for CEO Compensation
• Shareholder proposal on setting target amounts for CEO compensation, if properly presented at the meeting. • See the Board’s opposition statement.

Recommendation of the board

The Board of Directors unanimously recommends a vote “AGAINST” this proposal for the reasons discussed below. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a shareholder indicates otherwise in voting the proxy.

3M has received a shareholder proposal from the United Steelworkers, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, 60 Boulevard of the Allies, Pittsburgh, PA 15222, the owner of 68 shares of 3M common stock (the “Proponent”). The Proponent has requested that the Company include the following proposal and supporting statement (in italics) in its proxy statement for the Annual Meeting of Shareholders. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative. For the reasons set forth following the Proponent’s statement, your Board of Directors recommends that you vote “AGAINST” this proposal.

RESOLVED: Shareholders of 3M Corporation (the “Company’’) request that the Compensation Committee of the Board of Directors take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. The Compensation Committee should describe in the Company’s proxy statements for annual shareholder meetings how it complies with this requested policy. Compliance with this policy is excused if it will result in the violation of any existing contractual obligation or the terms of any existing compensation plan.

SUPPORTING STATEMENT

Like at many companies, our Company’s Compensation Committee uses peer group benchmarks of what other companies pay their CEOs to set its target CEO compensation. These target pay amounts are then subject to performance adjustments. To ensure that our Company’s CEO compensation is reasonable relative to our Company’s overall employee pay philosophy and structure, we believe that the Compensation Committee should also consider the pay grades and/or salary ranges of Company employees when setting CEO compensation target amounts.

This proposal does not require the Compensation Committee to use other employee pay data in a specific way to set CEO compensation targets. Under this proposal, the Compensation Committee will have discretion to determine how other employee pay should impact CEO compensation targets. The Compensation Committee also will retain authority to use peer group benchmarks and/or any other metric to set CEO compensation target amounts.

Over time, using peer group benchmarks to set CEO compensation can lead to pay inflation. Although many companies target CEO compensation at the median of their peer group, certain companies have targeted their CEO’s pay above median. In addition, peer groups can be cherry-picked to include larger or more successful companies where CEO compensation is higher. (Charles Elson and Craig Ferrere, “Executive Superstars, Peer Groups and Overcompensation,” Journal of Corporation Law, Spring 2013).

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The current system of using peer group benchmarks, without taking into account the pay grades or salary ranges of all company employees, when determining CEO compensation has had the effect of CEO pay far outpacing that of average employees. In 2019, the average S&P 500 CEO made 264 times that of their median employee. For our Company, the CEO/median employee ratio calculated in 2019 was 319 to 1. According to the 2006 report The State of Working America the ratio of CEO pay to average worker pay has risen from 35 to 1 in 1979, to 71 to 1 in 1989, to 248 to 1 in 1998. The current system of determining CEO compensation without taking into account the pay of average company employees has led to glaring inequality between the workers who make our company what it is and the person who sits at the top.

For those reasons, we urge you to vote in favor of this proposal.

Board’s statement opposing the proposal

After careful consideration, and for the reasons set forth below, the Board believes that it is not in the best interests of 3M or its shareholders to approve the proposed resolution.

1.	The Company already maintains global compensation principles that are intended to ensure that its compensation practices are fair and reasonable as applied to both executive and non-executive employees. These principles align with the Company’s vision and strategies, balance both individual and enterprise-wide performance and seek to provide competitive wages and benefits with consistent positioning in the median range of the markets that are most relevant to employees based on roles, responsibilities, skills, and performance. To monitor and support the effectiveness of this program, the Company also periodically compares its pay components to those of other premier companies, and adjusts them as necessary to stay competitive and attract, retain, and motivate a highly qualified, diverse workforce at all levels throughout the organization, not just for its executives.

2.	The Board of Directors believes that the overwhelming majority of our shareholders support the Company’s current executive compensation program. As described in more detail in the Compensation Discussion and Analysis portion of this Proxy Statement, the current program emphasizes a strong pay-for-performance philosophy and seeks to align the compensation of the Company’s Chief Executive Officer and other executive officers with the interests of long-term 3M shareholders. In 2020, approximately 93 percent of the votes cast on the Company’s say-on-pay proposal approved the compensation of the named executive officers as disclosed in last year’s Proxy Statement.

3.	The Compensation Committee already reviews and considers the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer), as reported in the proxy statement, which the Company believes provides a similar perspective to the Compensation Committee at no incremental cost to the Company. 3M has operations and different compensation programs in about 70 countries around the world. Compliance with the proposal would require substantial coordination with local employees in foreign countries to collect and transmit the necessary data on “all classifications” of the Company’s approximately 97,000 employees worldwide, all of which would need to be carefully analyzed and summarized. The Company believes that the time, cost, and resource burden associated with implementing the proposal is not warranted by any incremental benefit that the resulting information may be able to offer.

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Shareholder proposal

Proposal 6	Shareholder Proposal on Transitioning the Company to a Public Benefit Corporation
• Shareholder proposal on transitioning the Company to a public benefit corporation, if properly presented at the meeting. • See the Board’s opposition statement.

Recommendation of the board

The Board of Directors unanimously recommends a vote “AGAINST” this proposal for the reasons discussed below. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a shareholder indicates otherwise in voting the proxy.

3M has received a shareholder proposal from John Montgomery as trustee of The John Bishop Montgomery Trust, the owner of 534 shares of 3M common stock (the “Proponent”). The Proponent has requested that the Company include the following proposal and supporting statement (in italics) in its proxy statement for the Annual Meeting of Shareholders. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative. For the reasons set forth following the Proponent’s statement, your Board of Directors recommends that you vote “AGAINST” this proposal.

Item 6 - Transition to Public Benefit Corporation

RESOLVED: 3M Company (‘Company’) shareholders request our Board of Directors take steps necessary to amend our certificate of incorporation and, if necessary, bylaws (including presenting such amendments to the shareholders for approval) to become a public benefit corporation (a “PBC”) in light of its adoption of the Business Roundtable Statement of the Purpose of a Corporation (the “Statement’’).1

SUPPORTING STATEMENT: The Company signed the Statement, which proclaims “we share a fundamental commitment to all of our stakeholders. .. . . We commit to deliver value to all of them, for the future success of our companies, our communities and our country.”

However, the Company is a conventional Delaware corporation, so that directors’ fiduciary duties emphasize the company and its shareholders, but not stakeholders (except to the extent they create value for shareholders over time). Accordingly, when the interests of shareholders and stakeholders such as workers or customers clash, the Company’s legal duty excludes all but shareholders.

As one Delaware law firm reported to another signatory considering conversion, directors may consider stakeholder interests only if “any decisions made with respect to such stakeholders are in the best interests of the corporation and its stockholders.”2 That contradicts the commitment made in the Statement.

In contrast, directors of a PBC must “balance” the interests of shareholders, stakeholders and a specified benefit3, giving legal status to the Statement’s empty promise.

This matters. A recent study determined that listed companies create annual social and environmental costs of $2.2 trillion4. These costs have many sources, including pollution, climate change and employee stress.5 A company required to balance stakeholder interests could prioritize lowering these costs, even if doing so sacrificed higher return

That matters to our shareholders, the majority of whom are beneficial owners with broadly diversified interests. As of the 2020 proxy statement, the Company’s top three holders were Vanguard, State Street and BlackRock, which are generally indexed or otherwise broadly diversified.

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Such shareholders and beneficial owners are unalterably harmed when companies follow Delaware’s “shareholder primacy” model and impose costs on the economy that lower GDP, which reduces equity value.6 While the Company may profit by ignoring costs it externalizes, diversified shareholders will ultimately pay these costs. As a PBC, our Company could prioritize reducing these costs.

Shareholders are entitled to vote on a change that would serve their interests and ensure the commitment made to stakeholders is authentic and lasting.

Please vote for: Transition to Public Benefit Corporation – Proposal 6

[1]	https://s3.amazonaws.com/brt.org/BRT-StatementonthePurposeofaCorporationOctober2020.pdf.
[2]	https://www.sec.gov/divisions/corpfin/cf-noaction/14a-8/2020/harringtonwellsfargo021220-14a8.pdf
[3]	8 Del C, §365.
[4]	https://www.schroders.com/en/sysglobalassets/digital/insights/2019/pdfs/sustainability/sustainex/sustainex-short.pdf.
[5]	Id.
[6]	See, e.g., https://www.advisorperspectives.com/dshort/updates/2020/11/05/market-cap-to-gdp-an-updated-look-at-the-buffett-valuation-indicator (total market capitalization to GDP “is probably the best single measure of where valuations stand at any given moment”)(quoting Warren Buffet).

Board’s statement opposing the proposal

After careful consideration, and for the reasons set forth below, the Board believes that it is not in the best interests of 3M or its shareholders to approve the proposed resolution.

A basic principle of a Delaware Public Benefit Corporation is to allow a company to pursue its mission beyond just shareholder interests, in a manner that is consistent with Delaware law. At 3M, we are inspired and motivated by our Vision of “advancing every company, enhancing every home and improving every life.” In collaboration with our employees, customers, partners, government and communities, we apply our expertise and technology to help solve shared global challenges. Sustainability is at the heart of our company, and it anchors our purpose-driven innovation in products, manufacturing processes and new technologies. We remain focused on executing our plans and continuing to deliver exceptional value for our customers and premium returns for our shareholders.

Consistent with this purpose-driven mission, our Chairman and Chief Executive Officer signed on to The Business Roundtable Statement of Purpose of a Corporation (the BRT Statement), which reflects 3M’s fundamental commitment to all of our stakeholders. Here is how we work every day striving to fulfill our commitment to the five principles of the BRT Statement.

1.	Delivering value to our customers. Whether it’s technology, manufacturing, global capabilities, or our brand, we are committed to connecting our fundamental strengths to our customers. We engage them and delve into their processes, their problems, and their promises to their customers. We bring our technology to them, along with a deep domain of expertise, and we deepen it further by working side by side with them as partners.

Throughout the process, we not only meet their expressed needs — we are often able to identify and address unarticulated needs. At 3M, many of our products are either specified (designed for the customer) or regulated (meeting specific performance and other requirements). Working in both categories carries us through multiple commerce channels, distribution models, direct models, retail models, and, increasingly, e-commerce. In every channel, we maintain a customer-first focus, making sure we’re in a position to deliver value when, where, and how they want it.

2.	Investing in our employees. This starts with compensating our employees fairly and providing important benefits. Our total employee compensation includes a variety of components that support sustainable employment and the ability to build a strong financial future, including competitive market-based pay and comprehensive benefits, such as access to medical, dental, vision, savings and retirement plans for eligible employees.

We also provide learning opportunities for all employees to help them develop new skills for a rapidly changing world. With the Company’s global online employee learning platform, employees can access unique, just-in-time development resources in over 15 languages to support their career aspirations and advance their skills. A diverse, global workforce and inclusive culture that provides fair and equitable opportunities helps 3M remain

2021 Proxy Statement	119

competitive, advance its innovation culture, and serve customers. We focus on attracting and advancing top talent and have publicly committed to advance global diversity in management across all dimensions, with additional specific goals to increase the diversity of underrepresented groups. 3M supports these values with a CEO Inclusion Council, a forum led by senior management to advance diversity, equity, and inclusion initiatives.

3.	Dealing fairly and ethically with our suppliers. Our supply chain is an extension of our commitment to sustainability. Each step in the supply chain includes benefits (like employment and community-building) as well as the potential for negative impacts (such as pollution or unsafe or unfair labor practices). Our commitment is to maximize the positives and mitigate the potential negatives by aligning our supplier expectations with our own corporate values. We expect our suppliers to be transparent about their environmental and social practices, provide improvement ideas, and work with us to transform our shared value chain.

At 3M, we set a high bar for our company regarding environmental and social governance, and we expect the same from our suppliers. 3M follows the OECD Due Diligence framework for all of our responsible sourcing activities. The 3M Supplier Responsibility Code (SRC) is based on 3M’s corporate values for sustainable and responsible operations and aligns with the 10 Principles of the UN Global Compact, of which 3M is a participant. The SRC is also consistent with the Code of Conduct of the Responsible Business Alliance (RBA). The SRC, available in 15 languages, outlines 3M’s foundational social and environmental expectations in the areas of labor practice (aligned with the 3M Human Rights Policy), environmental, health and safety, ethics (aligned with the 3M Code of Conduct), and management systems for continuous improvement.

4.	Supporting the communities in which we work. 3M recognizes the importance of science and uses it every day to improve the lives of people in our communities and around the world. We know that in order to solve global challenges we need new technologies, creative scientists, and evidence-based policies and decisions to drive impactful change. We also recognize the importance of well-trained science, technology, engineering, and mathematics (STEM) graduates and the critical need for a diverse workforce with advanced manufacturing and vocational skills. We believe in the power of science, sharing our expertise, and investing in the bright minds of tomorrow.

To advance social justice within our community, 3M has committed to investing $50 million over 5 years to address racial opportunity gaps through workforce development initiatives in the communities in which our employees live and our business operates. Expanding our partnership with the UN Global Compact, 3M became a Patron Sponsor of the SDG Ambition, a program to accelerate business action to achieve the United Nations’ 17 Sustainable Development Goals. 3M continues to partner in innovative ways to help in the fight against COVID-19. To bring innovation home to students who were suddenly learning remotely, we created 3M’s Science at Home program, designed to provide fun, educational science experiments for students aged 6-12.

5.	Generating long-term value for shareholders. We are committed to good corporate governance, transparency and effective engagement with shareholders, who provide the capital that allows us to invest, grow and innovate. We believe that good corporate governance practices serve the long-term interests of our shareholders and other stakeholders, strengthen the Board and management, and further enhance the public trust 3M has earned from more than a century of operating with uncompromising integrity and doing business the right way.

Shareholder engagement is fundamental to our commitment to good governance and essential to maintaining our strong corporate governance practices. We engage regularly with our global investors to gain valuable insights into the governance issues about which they care most, and we aim to ensure our governance practices remain industry-leading from their perspectives. During 2020, members of senior management, joined by our Lead Independent Director and Chair of our Science, Technology & Sustainability Committee, met with a cross-section of shareholders representing approximately 50% of shares owned by our institutional shareholders, or 30% of our outstanding shares. The feedback from these meetings were shared with the Board and helped inform on shareholder interests, corporate governance practices and trends.

Our commitment to all stakeholders has manifested itself during the global health crisis. We aggressively responded to the COVID-19 pandemic, given our critical role as a provider of personal protective equipment in the U.S. and across the world. Our response to the pandemic continues to focus on protecting employees and healthcare workers, serving customers, and maintaining business continuity, while investing in growth, productivity and sustainability to position the company for success coming out of the crisis.

As the actions discussed above demonstrate, 3M is already carrying on its purpose-driven mission by taking all stakeholders into consideration in our long-term strategies and business operations, and living the five principles of the BRT Statement, all of which are consistent with the General Corporation Law of Delaware under which 3M is organized.

120	3M Company

Stock ownership information

Security ownership of management

The following table includes all 3M stock-based holdings, as of March 1, 2021, of the directors and the Named Executive Officers set forth in the Summary Compensation Table, and the directors and executive officers as a group.

Common stock and total stock-based holdings

		Restricted
		Stock	Deferred		Percent
Name and principal position	Stock(1)	Units(2)	Stock(3)	Total(4)	of Class
Thomas “Tony” K. Brown, Director	1,198	—	7,006	8,204	(5)
Pamela J. Craig, Director	—	—	2,237	2,237	(5)
David B. Dillon, Director	1,200	—	5,612	6,812	(5)
Michael L. Eskew, Director	—	—	46,528	46,528	(5)
James R. Fitterling, Director	6,300	—	252	6,552	(5)
Herbert L. Henkel, Director	—	—	40,550	40,550	(5)
Amy E. Hood, Director	24	—	3,417	3,441	(5)
Muhtar Kent, Director	—	—	16,139	16,139	(5)
Dambisa F. Moyo, Director	1,468	—	1,307	2,775	(5)
Gregory R. Page, Director	4,000	—	6,550	10,550	(5)
Patricia A. Woertz, Director	2,580	—	3,090	5,670	(5)
Michael F. Roman, Chairman of the Board and Chief Executive Officer	462,138	—	44,244	506,382	(5)
Monish Patolawala, Senior Vice President and Chief Financial Officer	—	30,691	—	30,691	(5)
Eric D. Hammes, Executive Vice President, Enterprise Operations	99,102	2,973	3,135	105,210	(5)
Mojdeh Poul, Executive Vice President, Health Care Business Group	72,750	2,973	—	75,723	(5)
Michael G. Vale, Executive Vice President, Safety and Industrial Business Group	313,934	—	39,060	352,994	(5)
Nicholas C. Gangestad, Former Senior Vice President and Chief Financial Officer	361,934	—	21,316	383,250	(5)
All Directors and Executive Officers as a Group (23 persons)	1,662,217	47,076	259,899	1,969,192	(5)

FOOTNOTES TO COMMON STOCK AND TOTAL STOCK-BASED HOLDINGS TABLE

(1)	This column lists beneficial ownership of 3M common stock as calculated under Securities and Exchange Commission rules. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. In accordance with Securities and Exchange Commission rules, this column also includes shares that may be acquired pursuant to stock options that are or will be exercisable within 60 days of February 28, 2021, as follows: Mr. Roman — 442,212 shares; Mr. Hammes — 95,583 shares; Ms. Poul — 70,498 shares; Mr. Vale — 300,254 shares; and Mr. Gangestad — 344,517 shares. This column includes the following shares over which the named person shares voting and/or investment power: Mr. Gangestad – 10,032 shares held jointly with a family member.

(2)	This column reflects restricted stock units that generally vest over a three- to five-year period, assuming continued employment until each vesting date (or until the individual retires from the Company, in some cases). The executive officers do not have voting power with respect to the shares listed in this column.

(3)	This column reflects shares earned by the directors as a result of their service on the Board of Directors, the payout of which has been deferred until following the termination of their membership on the Board of Directors. This column also includes shares of the Company’s common stock which the executive officers are entitled to receive following their retirement from the Company as a result of their election to defer all or a portion of the payout of their performance share awards granted under the Company’s long-term incentive plan. Neither the directors nor the executive officers have voting power with respect to the shares listed in this column.

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(4)	This column shows the individual’s total 3M stock-based holdings, including the securities shown in the “Stock” column (as described in note 1), in the “Restricted Stock Units” column (as described in note 2), and in the “Deferred Stock” column (as described in note 3).

(5)	Each director and executive officer individually, and All Directors and Executive Officers as a Group, beneficially owned less than one percent of the outstanding common stock of the Company.

Security ownership of certain beneficial owners

The following table sets forth information regarding beneficial owners of more than 5 percent of the outstanding shares of 3M common stock.

	Common Stock	Percent
Name/address	Beneficially Owned	of Class
The Vanguard Group(1)	45,041,350	7.81
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.(2)	41,174,440	7.10
55 East 52nd Street
New York, NY 10055
State Street Corporation(3)	30,053,465	5.21
State Street Financial Center
One Lincoln Street
Boston, MA 02111

(1)	In a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2021, The Vanguard Group reported that, as of December 31, 2020, it had shared voting power with respect to 953,741 shares, sole dispositive power with respect to 42,503,745 shares, and shared dispositive power with respect to 2,537,605 shares. Vanguard provides investment management services to the Company’s defined contribution plans in the U.S. through a co-mingled mutual fund vehicle. The 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan use this investment in their defined contribution investment choices. Fees paid for investment management of the fund are incorporated into the fund NAV on a daily basis and fully disclosed as an expense ratio for the fund. As a result, these fees are paid by participants in the Company’s defined contribution plans and are not paid by the Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid are reviewed by the fiduciaries of the retirement plans and are determined to be reasonable for the services provided.

(2)	In a Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2021, BlackRock, Inc. reported that, as of December 31, 2020, it had sole voting power with respect to 34,897,267 shares and sole dispositive power with respect to 41,174,440 shares, of which 30,320 shares were held as investment manager for the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan. BlackRock, Inc. and its affiliates provide investment management services to several employee benefit plans sponsored by the Company and its Canadian affiliate. The 3M Voluntary Investment Plan and Employee Stock Ownership Plan, the 3M Savings Plan and the 3M Canada Company Master Trust utilize these investment management services. In total, the various employee benefit plans paid fees of $3.9 million in 2020 to BlackRock, Inc. and its affiliates, a majority of which was paid by the participants in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan. In addition, the Trustee (BlackRock Institutional Trust Company, N.A.) will charge the funds held by the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan an annual administration fee and transaction fees which are incorporated into the funds’ NAV. The fees paid are reviewed by the fiduciaries of the employee benefit plans and are determined to be reasonable for the services provided.

(3)	In a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2021, State Street Corporation reported that, as of December 31, 2020, it had shared voting power with respect to 21,953,597 shares of 3M common stock and shared dispositive power with respect to 30,047,988 shares of 3M common stock. Of these shares, 40,256 shares were held as investment manager for certain 3M savings plans, including the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan, which are 401(k) retirement savings plans. State Street Bank and Trust Company provides corporate finance services to the Company. During 2020, State Street Bank and Trust Company had also provided custody and investment management services to the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan. These services were no longer in place as of December 31, 2020. The 3M Voluntary Investment Plan and Employee Stock Ownership Plan, the 3M Savings Plan, and the 3M Retiree Welfare Benefit Plan utilize State Street Global Advisors, an affiliate of State Street Bank and Trust Company, as an investment manager. Further, State Street Bank and Trust Company is a participant of 3M Company’s $3 billion five-year credit agreement dated November 15, 2019. In total, the Company and the various employee benefit plans paid fees of $2.0 million in 2020 to State Street Bank and Trust Company and its affiliates, a majority of which was paid by the participants in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan. In addition, during 2020, the Trustee charged the funds held by the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan an annual administration fee and transaction fees which are incorporated into the funds’ NAV. The fees paid are reviewed by the Company or fiduciaries of the employee benefit plans and are determined to be reasonable for the services provided.

122	3M Company

Other information

Proxy Statement

The Board of Directors (the “Board”) of 3M Company, a Delaware corporation (“3M” or the “Company”) is soliciting proxies for the Company’s Annual Meeting of Shareholders. You are receiving a Proxy Statement because you own shares of 3M common stock that entitle you to vote at the meeting. By use of a proxy you can vote, whether or not you attend the meeting. The Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this Proxy Statement relates to proposals to be voted on at the meeting (if properly presented), the voting process, 3M’s Board and Board committees, the compensation of directors and certain executive officers, and other required information.

Purpose of the Annual Meeting

The purpose of the Annual Meeting, which is online only this year due to COVID-19, is to elect the directors identified in this Proxy Statement and to conduct the business described in the Notice of Annual Meeting.

Participating in the Virtual Annual Meeting

How do I attend the 2021 Virtual Annual Meeting?

If you are a holder of 3M common stock as of the close of business on March 16, 2021, the record date, you or your proxy holder may participate, vote, submit questions and examine a list of shareholders of record via www.virtualshareholdermeeting.com/MMM2021 by entering your 16-digit control number. You can find your control number on:

•	your proxy card included in this Proxy Statement if it was mailed to you;
•	your Notice of Internet Availability of Proxy Materials if you received proxy materials via electronic delivery; or
•	your voting instruction card if you hold your shares in street name through a broker or other nominee.

You can view the meeting agenda, rules of conduct and procedures, and proxy materials for the Annual Meeting on the virtual meeting platform.

If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/MMM2021 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.

You may begin to log into the meeting platform 15 minutes prior to the meeting’s start time on the meeting date. The meeting will begin promptly at 8:30 a.m. Central Daylight Time on May 11, 2021.

The virtual meeting platform is supported across browsers and devices running the current version of applicable software and plug-ins. Participants should give themselves plenty of time to log in and ensure they have a strong WiFi connection and they can hear streaming audio prior to the start of the meeting.

Will there be technical support for the meeting?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available starting at 8:15 a.m. Central Daylight Time and until the end of the meeting.

2021 Proxy Statement	123

How do I submit questions at the meeting? Can I submit questions in advance of the meeting?

We welcome questions from shareholders. If you are a record date shareholder with a 16-digit control number, you may submit questions both in advance of and during the meeting. If you wish to submit a question in advance of the meeting, you may use your 16-digit control number to access www.proxyvote.com. Questions may also be submitted shortly before or during the meeting, by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/MMM2021, select the “Q&A” button and type your questions into the “Submit a Question” field, and click “Submit.” Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. To allow us to address questions from as many shareholders as possible, each shareholder will be limited to two questions. Questions from multiple shareholders on the same topic or relating to the same topic may be grouped, summarized and answered together. We ask that all shareholders provide their name and contact details when submitting questions through the virtual meeting platform, so that we may address any individual concerns or follow up matters directly. Responses to questions relevant to meeting matters that we do not have time to respond to during the meeting will be posted to our Investor Relations website at https://investors.3M.com as soon as practicable after the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered. Please refer to the Rules of Conduct and Procedures of the 2021 shareholder meeting that will be posted on the meeting website.

Information about the Notice of Internet Availability of Proxy Materials

Why did I receive a Notice of Internet Availability of the Proxy Materials and not the printed proxy materials?

The Securities and Exchange Commission allows companies to furnish their proxy materials to shareholders over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. In addition, we are providing the notice and proxy materials by e-mail to some of our shareholders who previously consented to electronic delivery of proxy materials. Those shareholders should have received an e-mail containing a link to the website where the proxy materials are available, as well as a link to the proxy voting website. All shareholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to receive proxy materials in printed form by mail or to access them electronically in connection with future distributions of proxy materials. Distributing proxy materials electronically conserves natural resources and reduces the costs of printing and distributing our proxy materials.

Why did I receive a printed copy of the proxy materials and not the Notice of Internet Availability of Proxy Materials?

We are providing some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability of Proxy Materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions to view the materials. You will need to provide the control number printed in the box marked by the arrow located on your Notice of Internet Availability of Proxy Materials (see example below — the information in the box is an example only — your number will be different and is unique to you).

1234 5678 9012 3456

124	3M Company

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy of the proxy materials (including the Notice of Annual Meeting, Proxy Statement, and 2020 Annual Report) at no cost by using one of the three methods below. You will need to provide the control number printed in the box marked by the arrow located on your Notice of Internet Availability of Proxy Materials (see example above — the information in the box is an example only — your number will be different and is unique to you).

By Internet Logon at www.proxyvote.com;	By Telephone Call toll-free at 1-800-579-1639; or

By sending an E-mail

Send to sendmaterial@proxyvote.com (simply provide in the subject line the control number printed in the box marked by the arrow from your Notice of Internet Availability of Proxy Materials; no other information is necessary).

Can I request to receive my Notice of Internet Availability of Proxy Materials by e-mail rather than by mail?

You may request to receive proxy materials for future meetings by e-mail via www.proxyvote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

Please note that you MAY NOT USE your Notice of Internet Availability of Proxy Materials to vote your shares; it is NOT a form for voting. If you return the Notice of Internet Availability of Proxy Materials in an attempt to vote your shares, that vote will not count.

For more information about the Notice of Internet Availability of Proxy Materials, please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml

Shareholders entitled to vote

Each share of our common stock outstanding as of the close of business on March 16, 2021, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 579,417,201 shares of common stock issued and outstanding.

Most 3M shareholders hold their shares through a broker, bank, trustee, or other nominee (which for simplicity we refer to as a “broker or other nominee”) rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Shareholder of Record	If your shares are registered directly in your name with 3M’s transfer agent, EQ Shareowner Services, you are considered the shareholder of record of those shares and the Notice of Internet Availability of Proxy Materials, or if you requested paper delivery, a copy of these proxy materials are being sent directly to you by 3M. As the shareholder of record, you have the right to grant your voting proxy directly to 3M or to vote electronically at the meeting. You may also vote on the Internet or by telephone, as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting methods.”
Beneficial Owner	If your shares are held by a broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or other nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares electronically at the meeting, unless you obtain a legal proxy from the broker or other nominee. Your broker or other nominee is obligated to provide you with a voting instruction card for you to use. You may also vote on the Internet or by telephone, as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting methods.” If you fail to provide voting instructions to your broker or other nominee, it will have discretion to vote your shares with respect to Proposal 2, but not with respect to Proposals 1, 3, 4, 5 and 6 as described below under “Voting requirements to elect directors and approve each of the proposals described in this Proxy Statement.”

2021 Proxy Statement	125

Plan Accounts	If your shares are held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you are considered the beneficial owner of these shares and the trustee of the plans is considered the shareholder of record. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may direct the trustee on how to vote the shares allocated to their account via the Internet, by telephone, or by signing and submitting the proxy card as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting methods.” Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may also direct the trustee how to vote a proportionate number of allocated shares of common stock for which it has not received direction by following the same voting instructions. If you fail to direct the trustee how to vote your shares by following these instructions, the trustee will vote your shares as described in the proxy card.

Proposals you are asked to vote on and the Board’s voting recommendations

The following proposals are included in this Proxy Statement and are scheduled to be voted on at the meeting. 3M’s Board recommends that you vote your shares as indicated below.

	The Board’s Voting		For Further
Proposals:	Recommendations:	Rationale for Support:	Details:
1. Elect the 12 directors identified in this Proxy Statement, each for a term of one year.	“FOR” each nominee to the Board	Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.	Page 18
2. Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2021.	“FOR”	Based on its assessment of the qualifications and performance of PricewaterhouseCoopers LLP (“PwC”), the Audit Committee believes that it is in the best interests of the Company and its shareholders to retain PwC.	Page 48
3. Approve, on an advisory basis, the compensation of our named executive officers.	“FOR”	Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units as well as their individual performance.	Page 52
4. Approve the amendment and restatement of the 3M Company 2016 Long-Term Incentive Plan.	“FOR”	Awards granted under the plan will help to recruit, motivate, and retain the highly qualified individuals who contribute to our success and to align their financial interests with those of our shareholders.	Page 102
5. Shareholder proposal on setting target amounts for CEO compensation, if properly presented at the meeting.	“AGAINST”	See the Board’s opposition statement.	Page 116
6. Shareholder proposal on transitioning the Company to a public benefit corporation, if properly presented at the meeting.	“AGAINST”	See the Board’s opposition statement.	Page 118

Other than the proposals described in this Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet, or by signing and returning your proxy card, any of the persons appointed by the Board as proxy holders — Michael F. Roman, Monish Patolawala, and Ivan K. Fong — will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

126	3M Company

Voting requirements to elect directors and approve each of the proposals described in this Proxy Statement

Quorum	The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum. As discussed below, a “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner.
Broker Voting	Under NYSE rules, brokers have discretionary authority to vote their clients’ shares in “routine” matters (including Proposal 2, the ratification of PwC as our independent registered public accounting firm) so long as the beneficial owner of those shares did not provide voting instructions to the broker at least ten days before the shareholder meeting. Director elections, shareholder proposals, and executive compensation matters, including say-on-pay and equity compensation plan proposals, are not considered “routine” matters for these purposes. As a result, if you do not provide your broker with instructions as to how to vote your shares, your broker will be prohibited from voting on Proposals 1, 3, 4, 5 and 6, resulting in a “broker non-vote” with respect to those proposals. If you are a beneficial owner (other than as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan), your broker or other nominee is permitted to vote your shares on the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021, even if it does not receive voting instructions from you.
Election of Directors	In accordance with 3M’s Bylaws, each director is elected by the vote of the majority of votes cast (which means the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election, with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election) with respect to that director’s election at this meeting for the election of directors at which a quorum is present.

The Nominating and Governance Committee has established procedures under which any incumbent director who is not elected shall offer to tender his or her resignation to the Board. In the event an incumbent director fails to receive a majority of the votes cast in the election, the Nominating and Governance Committee, or such other committee designated by the Board of Directors, shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors shall act on the resignation, taking into account the Committee’s recommendation, and publicly disclose (by issuing a press release and filing appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The Nominating and Governance Committee in making its recommendation and the Board of Directors in making its decision each may consider any factors and other information that they consider appropriate and relevant.

An incumbent director who fails to receive a majority of the votes cast in the election and who tenders his or her resignation pursuant to the procedures described above shall remain active and engaged in Board activities while the Nominating and Governance Committee and the Board decide whether to accept or reject such resignation, or whether other action should be taken. However, it is expected that such incumbent director shall not participate in any proceedings by the Nominating and Governance Committee or the Board regarding whether to accept or reject such director’s resignation, or whether to take other action with respect to such director.

If the Board of Directors accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the Bylaws.
All Other Proposals	The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve Proposals 2, 3, 4, 5 and 6. In tabulating the voting result for any particular proposal “broker non-votes” (if applicable) are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”

2021 Proxy Statement	127

Voting methods

If you hold shares directly as the shareholder of record, you may vote by granting a proxy or by voting electronically at the virtual Annual Meeting. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee or electronically at the Annual Meeting by requesting a legal proxy from your broker or other nominee. If you own shares beneficially as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you may vote by submitting voting instructions to the trustee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Please refer to the summary instructions below and those included on your Notice of Internet Availability of Proxy Materials or proxy card or, for shares held in street name, the voting instruction card provided by your broker or other nominee.

The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting for shareholders of record will be available 24 hours a day, up until 10:59 p.m., Central Daylight Time, on May 10, 2021. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan may instruct the trustee how to vote their shares via the Internet, by telephone, or by signing and returning the proxy card by 10:59 p.m., Central Daylight Time, on May 9, 2021.

Vote by Internet www.proxyvote.com	If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card or the Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
Vote by Telephone 1-800-690-6903	If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card or the Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.
Vote by Mail Sign and mail your proxy card	You may vote by signing and submitting your proxy card to the Company. If you provide specific voting instructions in your proxy card, your shares will be voted as you instruct. If you sign your proxy card, but do not provide voting instructions, your shares will be voted as the Board recommends. Mark, sign, and date your proxy card and return it in the postage-paid envelope provided so that it is received by May 10, 2021 (or by May 9, 2021 for participants in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan), to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For shares held in street name, you may direct your broker or other nominee on how to vote your shares by following the instructions set forth in the voting instruction card that your broker or other nominee has provided.
Vote Online at the Virtual Meeting May 11, 2021 8:30 a.m., CDT www.virtualshareholder meeting.com/MMM2021	At the virtual Annual Meeting, if you have not submitted your proxy prior to the meeting, or if you wish to change your voting instructions, you will be able to vote your shares electronically at the virtual Annual Meeting platform by clicking “Voting” on the meeting website.

ALL SHARES THAT HAVE BEEN PROPERLY VOTED AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING.

128	3M Company

Changing your vote

You may change your proxy voting instructions at any time prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions), so long as the new vote is received before the deadlines described above under the heading “Voting methods.” You may also change your vote by granting a new proxy or by voting electronically at the virtual Annual Meeting.

Counting the vote

In the election of directors, you may vote “FOR” or “AGAINST” one or more of the nominees or you may “ABSTAIN.” Abstentions will have no effect on the outcome of the election of directors. For Proposals 2, 3, 4, 5 and 6, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” but please note that abstentions will have the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card but provide no voting instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan will be voted by the trustee as described in “Shareholders entitled to vote” beginning on page 125.

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspectors of election.

Confidentiality

The Company’s Board of Directors has a policy that all shareholder proxies, ballots, and tabulations that identify shareholders are to be maintained in confidence. No such document will be available for examination, and the identity and vote of any shareholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the shareholder vote. The policy also provides that inspectors of election for shareholder votes must be independent and cannot be employees of the Company. Occasionally, shareholders provide written comments on their proxy card that may be forwarded to 3M management.

Results of the vote

We will issue a press release announcing the preliminary voting results for items of business properly presented at the meeting and will disclose the results for those items in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the Annual Meeting date. The press release with voting results will also be available on our website at www.3M.com/profile/pressbox/index.jhtml.

Delivery of documents to shareholders sharing an address

Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more shareholders reside, if we believe the shareholders are members of the same family (a practice called “householding”). We believe that householding benefits both you and the Company by eliminating duplicate mailings to shareholders living at the same address and by reducing our printing and mailing costs. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by calling 1-800-579-1639, by going to www.proxyvote.com, by e-mailing sendmaterial@proxyvote.com, or by writing to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, if your household received multiple sets of proxy materials this year, and members of your household who are entitled to receive proxy materials would all prefer to receive only a single set of proxy materials, you may submit such a request as specified in the preceding sentence.

If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or other nominee directly to discontinue duplicate mailings to your household.

2021 Proxy Statement	129

List of shareholders

A list of the shareholders of record entitled to vote at the Annual Meeting will be available for inspection online at the virtual Annual Meeting for any purpose germane to the meeting. The list also will be available for ten days prior to the meeting during normal business hours at 3M Center, St. Paul, MN 55144, by contacting the Secretary of the Company.

Cost of proxy solicitation

3M will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for these solicitation activities. We have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $22,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer agent

Our transfer agent is EQ Shareowner Services. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting EQ Shareowner Services at 1-800-401-1952 (U.S.), 651-450-4064 (outside the U.S.), www.shareowneronline.com, or in writing, P.O. Box 64854, St. Paul, MN 55164-0854.

Requirements for submission of shareholder proposals for next year’s Annual Meeting

In order for a shareholder proposal to be considered for inclusion in 3M’s Proxy Statement for next year’s Annual Meeting, our Corporate Secretary must receive the proposal by November 24, 2021. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Company) to: Ivan K. Fong, Senior Vice President, General Counsel and Secretary, 3M Company, 3M Center, Building 220-14W-08, St. Paul, MN 55144-1000. Such proposals must comply with the Securities and Exchange Commission’s regulations regarding the inclusion of shareholder proposals in Company sponsored proxy materials, such as the shareholder continuing to own a minimum number of shares until the Annual Meeting and appearing in person or through an authorized representative at the meeting to present the proposal.

Alternatively, shareholders intending to present a proposal at next year’s Annual Meeting without having it included in the Company’s Proxy Statement must comply with the requirements set forth in the Company’s Bylaws, a copy of which is available at www.3M.com under Investor Relations — Governance. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the shareholder no earlier than the close of business on November 24, 2021, and no later than the close of business on December 24, 2021. The notice must contain the information required by our Bylaws.

Proposals received by the Corporate Secretary after the dates mentioned will not be included in the Proxy Statement or acted upon at next year’s Annual Meeting.

By order of the Board of Directors.

Ivan K. Fong

Senior Vice President, General Counsel and Secretary

130	3M Company

Appendix A Supplemental consolidated statement of income information

Reconciliation of GAAP to non-GAAP financial measures (millions, except per-share amounts) (unaudited)

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company also discusses non-GAAP measures that exclude special items. Operating income, net income attributable to 3M (hereafter referred to as “net income”), and diluted earnings per share attributable to 3M common shareholders (hereafter referred to as “diluted earnings per share”) are all measures for which 3M provides the reported GAAP measure and an adjusted measure (excluding special items). Special items are not in accordance with, nor are they a substitute for, GAAP measures. Special items represent significant charges or credits that are important to an understanding of the Company’s ongoing operations. The Company uses these non-GAAP measures to evaluate and manage the Company’s operations. The Company believes that discussion of results excluding special items is meaningful to investors as it provides a useful analysis of ongoing operating trends. The determination of special items may not be comparable to similarly titled measures used by other companies.

The reconciliations provided below reconcile the non-GAAP financial measures with the most directly comparable GAAP financial measures for the twelve months ended December 31, 2020, 2019 and 2018:

Adjusted earnings per share
(non-GAAP measure)

	2020
(Dollars in millions, except per share amounts)	Reported GAAP Measure	Adjustment for Significant Litigation Related Charges(a)	DDSD Sale Gain, net of Restructuring Items(b)	Adjusted Non-GAAP Measure
Net Sales	$32,184			$32,184
Operating Income	$7,161	$17	$(334)	$6,844
Operating Income Margin	22.3%			21.3%
Net income attributable to 3M	$5,384	$(39)	$(257)	$5,088
Earnings per diluted share	$9.25	$(0.07)	$(0.44)	$8.74
Earnings per diluted share percent change	18.4%			-5.7%

2021 Proxy Statement	131

	2019
(Dollars in millions, except per share amounts)	Reported GAAP Measure	Adjustment for Significant Litigation Related Charges(a)	Adjustment for loss on deconsolidation of Venezuelan subsidiary(c)	Adjustment for Gas & Flame Sale Gain(d)	Adjustment for Fourth Quarter Restructuring Items(e)	Adjustment for Acelity and M*Modal Acquisitions(f)	Adjusted Non-GAAP Measure
Net Sales	$32,136						$32,136
Operating Income	$6,174	$762	$—	$(112)	$134	$63	$7,022
Operating Income Margin	19.2%						21.9%
Net income attributable to 3M	$4,570	$590	$162	$(128)	$117	$108	$5,419
Earnings per diluted share	$7.81	$1.01	$0.28	$(0.21)	$0.20	$0.18	$9.27
Earnings per diluted share percent change	-12.1%						-6.9%

	2018
(Dollars in millions, except per share amounts)	Reported GAAP Measure	Adjustment for MN NRD Resolution(g)	Adjustment for Measurement Period Accounting of TCJA(h)	CMD Sale Gain, net of Restructuring Items(i)	Adjusted Non-GAAP Measure
Net Sales	$32,765				$32,765
Operating Income	$7,207	$897	$—	$(381)	7,723
Operating Income Margin	22.0%				23.6%
Net income attributable to 3M	$5,349	$770	$176	$(299)	$5,996
Earnings per diluted share	$8.89	$1.28	$0.29	$(0.50)	$9.96
Earnings per diluted share percent change	12.1%				8.6%

Free cash flow
(non-GAAP measure)

	2020
	Reported Measure	Adjustment for Significant Litigation Related Charges(a)	DDSD Sale Gain, net of Restructuring Items(b)	Adjusted Non-GAAP Measure
Major GAAP Cash Flow Categories
Net cash provided by operating activities	$8,113
Net cash provided by (used in) investing activities	$(580)
Net cash used in financing activities	$(5,300)
Free cash flow (non-GAAP measure)
Net cash provided by operating activities	$8,113	$112	$12	$8,236
Purchases of property, plant and equipment	$(1,501)			$(1,501)
Free Cash Flow(j)	$6,612	$112	$12	$6,736
Net Income Attributable	$5,384	$(39)	$(257)	$5,088
Free Cash Flow Conversion(j)	122.8%			132.3%

132	3M Company

	2019
	Reported Measure	Adjustment for Significant Litigation Related Charges(a)	Adjustment for loss on deconsolidation of Venezuelan subsidiary(c)	Adjustment for Gas & Flame Sale Gain(d)	Adjustment for Fourth Quarter Restructuring Items(e)	Adjusted Non-GAAP Measure
Major GAAP Cash Flow Categories
Net cash provided by operating activities	$7,070
Net cash provided by (used in) investing activities	$(6,444)
Net cash used in financing activities	$(1,124)
Free cash flow (non-GAAP measure)
Net cash provided by operating activities	$7,070	$274	$—	$(17)	$—	$7,327
Purchases of property, plant and equipment	$(1,699)					$(1,699)
Free Cash Flow(j)	$5,371	$274	$—	$(17)	$—	$5,628
Net Income Attributable	$4,570	$590	$162	$(128)	$117	$5,311
Free Cash Flow Conversion(j)	117.5%					106.0%

	2018
	Reported Measure	Adjustment for MN NRD Resolution(g)	Adjustment for Measurement Period Accounting of TCJA(h)	CMD Sale Gain, net of Restructuring Items(i)	Adjusted Non-GAAP Measure
Major GAAP Cash Flow Categories
Net cash provided by operating activities	$6,439
Net cash provided by (used in) investing activities	$222
Net cash used in financing activities	$(6,701)
Free cash flow (non-GAAP measure)
Net cash provided by operating activities	$6,439	$679		$24	$7,142
Purchases of property, plant and equipment	$(1,577)				$(1,577)
Free Cash Flow(j)	$4,862	$679	$—	$24	$5,565
Net Income Attributable	$5,349	$770	$176	$(299)	$5,996
Free Cash Flow Conversion(j)	90.9%				92.8%

2021 Proxy Statement	133

Return on invested capital

(non-GAAP measure)

	2020
	Reported Measure	Adjustment for Significant Litigation Related Charges(a)	DDSD Sale Gain, net of Restructuring Items(b)	Adjusted Non-GAAP Measure
Net income including non-controlling interest	$5,388	$(39)	$(257)	$5,092
Interest expense (after-tax) (1)	$425			$425
Adjusted net income (Return)	$5,813	$(39)	$(257)	$5,517
Average shareholders’ equity (including non-controlling interest) (2)	$11,500	$382	$30	$11,912
Average short-term and long-term debt (3)	$20,413	$—	$—	$20,413
Average invested capital	$31,913	$382	$30	$32,325
Return on Invested Capital(k)	18.2%			17.1%
(1) Effective income tax rate used for interest expense	19.6%			19.6%
(2) Calculation of average equity (includes non-controlling interest)
Ending total equity as of:
March 31	$10,209	$373	$—	$10,582
June 30	$10,915	$394	$46	$11,355
September 30	$11,943	$388	$41	$12,372
December 31	$12,931	$372	$35	$13,338
Average total equity	$11,500	$382	$30	$11,912
(3) Calculation of average debt
Ending short-term and long-term debt as of:
March 31	$22,495	$—	$—	$22,495
June 30	$20,762	$—	$—	$20,762
September 30	$19,598	$—	$—	$19,598
December 31	$18,795	$—	$—	$18,795
Average short-term and long-term debt	$20,413	$—	$—	$20,413

134	3M Company

	2019
	Reported Measure	Adjustment for Significant Litigation Related Charges(a)	Adjustment for loss on deconsolidation of Venezuelan subsidiary(c)	Adjustment for Gas & Flame Sale Gain(d)	Adjustment for Fourth Quarter Restructuring Items(e)	Adjustment for Acelity and M*Modal Acquisitions(f)	Adjusted Non-GAAP Measure
Net income including non-controlling interest	$4,582	$590	$162	$(128)	$117	$49	$5,372
Interest expense (after-tax) (1)	$359						$359
Adjusted net income (Return)	$4,941	$590	$162	$(128)	$117	$49	$5,731
Average shareholders’ equity (including non-controlling interest) (2)	$10,198	$327	$—	$(8)	$29	$(3,512)	$7,034
Average short-term and long-term debt (3)	$17,982	$—	$—	$—	$—	$—	$17,982
Average invested capital	$28,180	$327	$—	$(8)	$29	$(3,512)	$25,016
Return on Invested Capital(k)	17.5%						22.9%
(1) Effective income tax rate used for interest expense	19.8%						19.8%
(2) Calculation of average equity (includes non-controlling interest)
Ending total equity as of:
March 31	$9,757	$424	$—	$—	$—	$(947)	$9,234
June 30	$10,142	$418	$—	$(31)	$—	$(935)	$9,594
September 30	$10,764	$149	$—	$(3)	$—	$(4,173)	$6,737
December 31	$10,126	$316	$—	$—	$117	$(7,990)	$2,569
Average total equity	$10,198	$327	$—	$(8)	$29	$(3,512)	$7,034
(3) Calculation of average debt
Ending short-term and long-term debt as of:
March 31	$16,370	$—	$—	$—	$—	$—	$16,370
June 30	$15,806	$—	$—	$—	$—	$—	$15,806
September 30	$19,439	$—	$—	$—	$—	$—	$19,439
December 31	$20,313	$—	$—	$—	$—	$—	$20,313
Average short-term and long-term debt	$17,982	$—	$—	$—	$—	$—	$17,982

2021 Proxy Statement	135

	2018
	Reported Measure	Adjustment for MN NRD Resolution(g)	Adjustment for Measurement Period Accounting of TCJA(h)	CMD Sale Gain, net of Restructuring Items(i)	Adjusted Non-GAAP Measure
Net income including non-controlling interest	$5,363	$770	$176	$(263)	$6,046
Interest expense (after-tax) (1)	$268				$268
Adjusted net income (Return)	$5,631	$770	$176	$(263)	$6,314
Average shareholders’ equity (including non-controlling interest) (2)	$10,407	$(136)	$207	$236	$10,714
Average short-term and long-term debt (3)	$14,912	$—	$—	$—	$14,912
Average invested capital	$25,318	$(136)	$207	$236	$25,626
Return on Invested Capital(k)	22.2%				24.6%
(1) Effective income tax rate used for interest expense	23.4%				20.0%
(2) Calculation of average equity (includes non-controlling interest)
Ending total equity as of:
March 31	$11,039	$(139)	$217	$—	$11,117
June 30	$10,428	$(155)	$217	$377	$10,867
September 30	$10,311	$(155)	$217	$285	$10,658
December 31	$9,848	$(95)	$176	$282	$10,211
Average total equity	$10,407	$(136)	$207	$236	$10,714
(3) Calculation of average debt
Ending short-term and long-term debt as of:
March 31	$15,660	$—	$—	$—	$15,660
June 30	$14,519	$—	$—	$—	$14,519
September 30	$14,846	$—	$—	$—	$14,846
December 31	$14,622	$—	$—	$—	$14,622
Average short-term and long-term debt	$14,912	$—	$—	$—	$14,912

(a)	In 2020, 3M recorded a net pre-tax charge of $17 million ($13 million after tax) related to PFAS (certain perfluorinated compounds) matters. The charge was more than offset by a reduction in tax expense of $52 million related to resolution of tax treatment with authorities regarding the previously disclosed 2018 agreement reached with the State of Minnesota that resolved the Natural Resources Damages lawsuit. These items, in aggregate, resulted in a $39 million after tax benefit. In 2019,the Company recorded significant litigation-related charges of $762 million ($590 million after tax) related to PFAS (certain perfluorinated compounds) matters and coal mine dust respirator mask lawsuits of which $214 million ($166 million after tax) occurred in the fourth quarter.

(b)	In the first quarter of 2020, 3M recorded a pre-tax gain of $2 million ($1 million loss after tax) related to the sale of its advanced ballistic protection business and recognition of certain contingent consideration. In the second quarter of 2020, 3M recorded a pre-tax gain of $387 million ($304 million after tax) related to the sale of its drug delivery business. In the second quarter 2020, following the divestiture of substantially all of the drug delivery business, management approved and committed to undertake certain restructuring actions addressing corporate functional costs and manufacturing footprint across 3M in relation to the magnitude of amounts previously allocated/burdened to the divested business. As a result, 3M recorded a second quarter 2020 pre-tax charge of $55 million ($46 million after tax) and made a subsequent immaterial adjustment thereto.

(c)	In the second quarter of 2019, 3M recorded a pre-tax charge of $162 million related to the deconsolidation of the Company’s Venezuelan subsidiary.

(d)	In August 2019, 3M closed on the sale of its gas and flame detection business, a leader in fixed and portable gas and flame detection, to Teledyne Technologies Incorporated. 3M’s gas and flame business was part of the overall October 2017 acquisition of underlying legal entities and associated assets of Scott Safety. The transaction resulted in a pre-tax gain of $112 million that was reported within the Company’s Safety and Industrial business.

(e)	During the fourth quarter of 2019, in light of a slower than expected 2019 and to realign 3M’s organizational structure and operating model to improve growth and operational efficiency, respectively, management approved and committed to undertake certain restructuring actions. The Company recorded a fourth quarter 2019 pre-tax charge of $134 million.

(f)	In February 2019, 3M completed the acquisition of all of the ownership interests of the technology business of M*Modal for $0.7 billion of cash, net of cash acquired, and assumption of $0.3 billion of M*Modal’s debt. In October 2019, 3M completed the acquisition of all of the ownership interests of Acelity Inc. and its KCI subsidiaries for consideration of $4.5 billion net of cash acquired as shown in the table below, and assumption of $2.3 billion of debt.

136	3M Company

(g)	In February 2018, 3M reached an agreement with the State of Minnesota that resolved the previously disclosed Natural Resource Damages (NRD) lawsuit filed by the State against the Company with respect to the presence of PFAS (certain perfluorinated compounds) in the environment. Under the terms of the settlement, 3M agreed to provide an $850 million grant to the State for a special “3M Water Quality and Sustainability Fund.” This Fund will enable projects that support water sustainability in the Twin Cities East Metro region, such as continued delivery of water to residents and enhancing groundwater recharge to support sustainable growth. The projects will also result in habitat and recreation improvements, such as fishing piers, trails, and open space preservation. 3M recorded a charge of $897 million ($770 million after-tax), inclusive of legal fees and other related obligations, in the first quarter of 2018 associated with the resolution of this matter.

(h)	During the first quarter of 2018, 3M recorded a tax expense of $217 million related to a measurement period adjustment to the provisional amounts recorded in December 2017 from the enactment of the Tax Cuts and Jobs Act (TCJA). In the fourth quarter 2018, 3M finalized the tax impact related to TCJA with a reversal of previously recorded tax expense in the amount of $41 million.

(i)	In June 2018, 3M completed the sale of substantially all of its Communication Markets Division and reflected a pre-tax gain of $494 million as a result of this divestiture. Additionally, in December 2018, the Company completed the sale of the remaining telecommunications system integration services portion of the business based in Germany and reflected a pre-tax gain of $15 million as a result of this divestiture. Both divestitures were reported within the Company’s Electronics and Energy business. During the second quarter and fourth quarter of 2018, management approved and committed to undertake certain restructuring actions related to addressing corporate functional costs following the Communication Markets Division divestiture. These actions resulted in a second quarter 2018 pre-tax charge of $105 million and a fourth quarter 2018 pre-tax charge of $22 million, net of adjustments for reductions in cost estimates.

(j)	Free cash flow and free cash flow conversion are not defined under GAAP. Therefore, they should not be considered a substitute for income or cash flow data prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. The Company defines free cash flow conversion as free cash flow divided by net income attributable to 3M. The Company believes free cash flow and free cash flow conversion is meaningful to investors as they are useful measures of performance and the Company uses these measures as an indication of the strength of the Company and its ability to generate cash. In 2017, net cash provided by operating activities was impacted by 3M’s enactment of the TCJA, along with a U.S. pension contribution of $600 million that 3M made following the signing of tax reform. On a combined basis, these items benefited free cash flow conversion by three percentage points.

(k)	Return on Invested Capital (ROIC) is not defined under U.S. generally accepted accounting principles. Therefore, ROIC should not be considered a substitute for other measures prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines ROIC as adjusted net income (net income including non-controlling interest plus after-tax interest expense) divided by average invested capital (equity plus debt). The Company believes ROIC is meaningful to investors as it focuses on shareholder value creation.

2021 Proxy Statement	137

Appendix B Meaning of certain terms

Except as otherwise noted, capitalized terms used in the Compensation Discussion and Analysis of this Proxy Statement have the meaning specified below.

Adjusted Net Income	means the net income of 3M as reported in its Consolidated Statement of Income, as adjusted to exclude special items.
AIP	means the broad-based Annual Incentive Plan by which the Company provides annual incentive compensation to approximately 36,000 eligible employees.
Committee	means the Compensation Committee of the Board of Directors of 3M Company.
Economic Profit	means the adjusted net income of 3M (net income including non-controlling interest plus after-tax interest expense, as reported in its Consolidated Statement of Income) or a business unit operating income, minus income taxes, adjusted to exclude certain special items and the impact of acquisitions or divestitures in the year each acquisition or divestiture is completed (unless such acquisition or divestiture is included in the operating plan for the business unit), less a charge (10 percent in 2020) for the capital used to generate such operating income. The Economic Profit metric measured versus 3M’s prior year results is calculated using total Company average invested capital (equity plus debt, as reported in its Consolidated Balance Sheet), while the Economic Profit metric measured versus plan is calculated using only accounts receivable and inventories of the relevant business unit as capital.
Earnings per Share (EPS) Growth	means the percentage increase or decrease in 3M’s diluted earnings per share attributable to 3M common shareholders (as reported in its Consolidated Statement of Income) for a year as compared to the previous year, in each case, as adjusted to exclude certain special items.
Free Cash Flow Conversion	means the sum of 3M’s operating cash flows minus capital expenditures, divided by net income, as adjusted to exclude certain special items.
GAAP	means generally accepted accounting principles in the United States.
Local Currency Sales	means the net sales of 3M (as reported in its Consolidated Statement of Income) or a business unit, in local currency, adjusted to exclude the impact of acquisitions or divestitures in the year each acquisition or divestiture is completed (unless such acquisition or divestiture is included in the operating plan for the business unit).
Organic Local Currency Sales Growth	means the percentage amount by which 3M’s net sales (as reported in its Consolidated Statement of Income) for a year increase or decrease as compared to the previous year, in each case, adjusted to neutralize the sales attributable to acquisitions or divestitures for the 12-month period following the date each acquisition or divestiture is completed and to exclude currency effects.
Peer Groups	means both 3M’s executive peer group and the survey peer group, each as described under “Use of market data” in the Compensation Discussion and Analysis section of this Proxy Statement.
Relative Organic Volume Growth	means the amount by which the percentage increase or decrease in 3M’s net sales (as reported in its Consolidated Statement of Income) for a year as compared to the previous year exceeds the percentage increase or decrease in worldwide real sales growth over the same period, as reflected in the Worldwide Industrial Production Index published by Global Insight. For this purpose, 3M’s net sales are adjusted to neutralize price and currency effects and, during the 12-month period following the date of each acquisition or divestiture, the sales attributable to such acquired or divested business or products.
Return on Invested Capital	means the operating income of 3M (as reported in its Consolidated Statement of Income), plus interest income and minus income taxes, adjusted to exclude certain special items and the impact of acquisitions in the year each acquisition is completed, divided by the average invested capital (equity plus debt, as reported in its Consolidated Balance Sheet).
Total Cash Compensation	means the total of an individual’s base salary and annual incentive compensation.
Total Direct Compensation	means the total of an individual’s Total Cash Compensation plus the compensation value of their annual long-term incentive compensation awards (which is based on their grant date fair value as measured under accounting standards).

138	3M Company

Appendix C Amended and Restated 3M Company 2016 Long-Term Incentive Plan

3M Company

2016 Long-Term Incentive Plan

Amended and Restated Effective [May 11, 2021]

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. This Plan constitutes an amendment and restatement of the 3M Company 2016 Long-Term Incentive Plan originally adopted by the Board on February 2, 2016, and by the stockholders on May 10, 2016 (the “Original Plan”). This amended and restated Plan shall be effective on the Restatement Effective Date.

ARTICLE I.
DEFINITIONS

As used in the Plan, the following words and phrases will have the meanings specified below, unless the context clearly indicates otherwise:

1.1      “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 3.2, the term “Administrator” shall refer to such person(s) unless and until such delegation has been revoked.

1.2     “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

1.3     “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Share award or Other Stock or Cash Based Award granted to a Participant under the Plan.

1.4     “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

1.5     “Board” means the Board of Directors of the Company.

1.6     “Change in Control” means the occurrence of a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) or such other regulation or guidance issued under Section 409A. The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if its sole purpose is to (i) change the jurisdiction of the Company’s incorporation, or (ii) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

1.7     “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2021 Proxy Statement	139

1.8       “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

1.9       “Common Stock” means the common stock of the Company.

1.10     “Company” means 3M Company, a Delaware corporation, or any successor.

1.11    “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company permits and determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

1.12     “Director” means a Board member.

1.13     “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.

1.14     “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

1.15     “Employee” means any employee of the Company or any of its Subsidiaries.

1.16     “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

1.17     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

1.18     “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Company deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value of a Share will be established by the Administrator in its sole discretion.

1.19     “Full Value Award” shall mean any Award that is settled in Shares other than: (a) an Option, (b) a Stock Appreciation Right or (c) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

1.20     “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.

1.21     “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

1.22     “Misconduct” will have the meaning assigned to such term in the applicable Award Agreement or, if not defined therein, (A) the Participant’s willful failure to substantially perform the Participant’s duties (other than a failure resulting from the Participant’s Disability); (B) the Participant’s willful failure to carry out, or comply with any lawful and reasonable directive of the Board or the Participant’s immediate supervisor; (C) the occurrence of any act or omission

140	3M Company

by the Participant that could reasonably be expected to result in (or has resulted in) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (D) the Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries or affiliates or any of their officers, directors, employees, customers, suppliers, insurers or agents; (E) the Participant’s material breach of any material provision of any written agreement with the Company or any Subsidiary; or (F) any other intentional misconduct by the Participant significantly affecting the business or affairs of the Company or any Subsidiary in an adverse manner. The Committee shall have the authority to determine conclusively whether a Participant has committed Misconduct pursuant to the above definition, the date of the occurrence of such Misconduct and any incidental matters relating thereto; provided, however, that the Company’s Chief Executive Officer may establish a committee of two or more officers of the Company (at least one of whom shall be the Company’s Chief Executive Officer or Senior Vice President, Human Resources) to make any and all such determinations with respect to any Participant who is not then, and was not previously, subject to Section 16 of the Exchange Act with respect to the Company. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Subsidiary to discharge or dismiss any Participant or other person in the service of the Company or any Subsidiary for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute Misconduct.

1.23     “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

1.24     “Option” means a right granted under Article V to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.25     “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

1.26     “Overall Share Limit” means the sum of (i) 53,635,024 Shares; and (ii) the number of Shares that are subject to Prior Plan Awards that become available for issuance under the Plan on or after the Restatement Effective Date pursuant to Article IV.

1.27     “Participant” means a Service Provider who has been granted an Award.

1.28     “Performance-Based Compensation” means any compensation granted under the Plan prior to November 2, 2018 that is intended to continue to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal.

1.29     “Performance Bonus Award” has the meaning set forth in Section 7.3.

1.30     “Performance Criteria” mean the criteria (and adjustments) that the Administrator, in its sole discretion, may select to establish one or more performance goals for an Award for a specified Performance Period.

(a)     The Performance Criteria that may be used to establish performance goals for Awards may include, without limitation, one or more of the following: (i) net earnings or losses (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income; (v) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vi) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; (vii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (viii) cash flow (including operating cash flow, free cash flow, free cash flow conversion or cash flow return on capital); (ix) return on assets; (x) return on capital or invested capital; (xi) cost of capital; (xii) return on stockholders’ equity; (xiii) total stockholder return; (xiv) return on sales; (xv) costs, reductions in costs and cost control measures; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share (“EPS”) or EPS growth; (xix) adjusted earnings or loss per share; (xx) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxi) regulatory achievements or compliance; (xxii) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxiii) market share; (xxiv) economic value or economic value added models; (xxv) division, group or corporate financial goals; (xxvi) customer satisfaction/growth; (xxvii) customer service; (xxviii) employee satisfaction; (xxix) recruitment and maintenance of personnel; (xxx) human resources management; (xxxi) supervision of litigation and other legal matters; (xxxii) strategic partnerships and transactions; (xxxiii) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxiv) debt levels or reductions; (xxxv) sales-related goals; (xxxvi) financing and other

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capital raising transactions; (xxxvii) cash on hand; (xxxviii) acquisition activity; (xxxix) investment sourcing activity; and (xl) marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be expressed in terms of the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or may be expressed in terms of performance relative to performance of one or more other companies or by comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

(b)     The Committee, in its sole discretion, may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, which adjustments may be based on any of the following, without limitation: (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to Common Stock; (xiii) any business interruption event; (xiv) changes in pricing; (xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (xvii) unusual tax transactions; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

1.31     “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

1.32     “Performance Share” means a right granted to a Participant pursuant to Section 7.1 and subject to Section 7.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

1.33     “Plan” means this amended and restated 3M Company 2016 Long-Term Incentive Plan.

1.34     “Prior Plan” means the 3M 2008 Long-Term Incentive Plan.

1.35     “Prior Plan Award” means an award outstanding under the Prior Plan as of the Restatement Effective Date.

1.36     “Restatement Effective Date” has the meaning set forth in Section 10.3.

1.37     “Restricted Stock” means Shares awarded to a Participant under Article VI, subject to certain vesting conditions and other restrictions.

1.38     “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

1.39     “Retires” or Retirement” will have the meaning assigned to such term in the applicable Award Agreement or, if not defined therein, a Participant’s Termination of Service after attaining age 55 with at least 10 years of employment service.

1.40     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

1.41     “Section 409A” means Section 409A of the Code.

1.42     “Securities Act” means the U.S. Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

1.43     “Service Provider” means an Employee or Director.

1.44     “Shares” means shares of Common Stock.

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1.45     “Stock Appreciation Right” or “SAR” means a right granted under Article V to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

1.46     “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain or any other entity in which the Company has a significant equity interest, as determined by the Administrator.

1.47     “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

1.48     “Termination of Service” means:

(a)     As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment with the Company or any Subsidiary.

(b)     As to a non-employee Director, the time when a Participant who is a nonemployee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences employment with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Misconduct and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE II.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan.

ARTICLE III.
ADMINISTRATION AND DELEGATION

3.1     Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2     Appointment of Committees. To the extent Applicable Laws permit, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents of the Company, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any Committee to which authority has been delegated at any time and re-vest in itself any previously delegated authority.

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ARTICLE IV.
STOCK AVAILABLE FOR AWARDS

4.1     Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of the effective date of the Original Plan, the Company ceased granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by 2.5 Shares for each Share delivered in settlement of any Full Value Award, and by one share for every one share granted that is subject to Options or Stock Appreciation Rights.

4.2     Share Recycling. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant or withheld by the Company to satisfy any applicable tax withholding obligation with respect to a Full Value Award (including Shares retained by the Company from the Full Value Award creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. Notwithstanding the foregoing, following the Restatement Effective Date, the following Shares shall not become or again be available for Award grants under the Plan: (a) Shares delivered (either by actual delivery or attestation) to the Company by a Participant or withheld by the Company to satisfy the applicable exercise price of an Option or a Prior Plan Award that is an option and/or to satisfy any applicable tax withholding obligation with respect to an Option or Stock Appreciation Right or a Prior Plan Award that is an option or a stock appreciation right (including Shares retained by the Company from the Option or Stock Appreciation Right or Prior Plan Award that is an option or a stock appreciation right being exercised and/or creating the tax obligation), (b) Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right, and (c) Shares purchased on the open market with the cash proceeds from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit. Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one Share for every one Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and (ii) as 2.5 Shares for every one Share subject to Full Value Awards granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan.

4.3     Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 44,000,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

4.4     Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards (which, for the avoidance of doubt excludes Substitute Awards) may again become available for Awards under the Plan as provided under Section 4.2 above); provided that Awards using such available shares (or any Shares that again become available for issuance under the Plan under Section 4.2 above) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

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4.5     Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee Director compensation, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year may not exceed $600,000.

ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1     General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2     Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

5.3     Duration of Options. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.

5.4     Exercise.

(a)     Exercise Procedure. Options and Stock Appreciation Rights may be exercised by delivering to the Company a notice of exercise, in a form and manner the Company approves (which may be electronic or telephonic), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (i) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 5.5 and (ii) all applicable taxes in a manner specified in Section 9.5.

(b)     Limited Automatic Exercise. Notwithstanding anything to the contrary in Section 5.4(a), unless otherwise determined in the Award Agreement, the vested and exercisable portion of an Option or Stock Appreciation Right that remains outstanding immediately prior to the expiration of its full term (or, if applicable, the limited post-termination exercise window) shall be deemed to have been exercised by the Participant at such time if (i) the Participant has accepted the Option or Stock Appreciation Right, (ii) the Fair Market Value of one Share exceeds the applicable exercise price per Share, and (iii) either (A) such Option or Stock Appreciation Right remains outstanding on the last day of its full term or (B) the Participant’s Option or Stock Appreciation Right otherwise would terminate prior to the last day of its full term as a result of the Participant’s death. For the avoidance of doubt, an Option or Stock Appreciation Right that terminates upon the expiration of its limited post-termination exercise window shall not be deemed to have remained outstanding on the last day of its full term for purposes of clause (iii) in the preceding sentence. In the event an Option or Stock Appreciation Right is exercised pursuant to this Section 5.4(b), the Company shall deliver to the Participant the number of Shares for which the Option or Stock Appreciation Right was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes. Unless the Company otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

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5.5     Payment Upon Exercise. The Administrator shall determine the methods (or combination of methods) by which payment of the exercise price of an Option shall be made, including, without limitation:

(a)     cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;

(b)     if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B)     the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, check or wire transfer of immediately available funds; provided that such amount is paid to the Company at such time as may be required by the Company;

(c)     to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator);

(d)     to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or

(e)     to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration.

5.6     Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1     General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

6.2     Restricted Stock.

(a)     Dividends. Subject to any limitations approved by the Administrator and set forth in the Award Agreement, Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, subject to the remainder of Section 6.2(a). In addition, unless the Administrator provides otherwise and subject to the provisions of this Section 6.2(a) below, if any dividends or distributions are paid in Shares,

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or consist of a dividend or distribution to holders of Common Stock of cash or property other than an ordinary cash dividend, the Shares or other cash or property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, dividends with respect to an Award of Restricted Stock subject to vesting shall be accumulated and subject to vesting to the same extent as the related shares of Restricted Stock. All such dividends shall be paid as soon as administratively practicable following the time the applicable Restricted Stock vests and becomes non-forfeitable or such later time as may be set forth in the Award Agreement.

(b)     Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

6.3     Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election.

ARTICLE VII.
OTHER TYPES OF AWARDS

7.1     General. The Administrator may grant Performance Share awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

7.2     Performance Share Awards. Each Performance Share award shall be denominated in a number of Shares or in unit equivalents of Shares and/or units of value (including a dollar value of Shares) and may be linked to any one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any Performance Period. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

7.3     Performance Bonus Awards. Each right to receive a bonus granted under this Section 7.3 shall be denominated in the form of cash and shall be initially payable in cash (but may, in the discretion of the Administrator, be payable in Shares or a combination of cash and Shares) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of the Performance Criteria or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any Performance Period.

7.4     Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be, settled in cash or Shares and shall be subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.

7.5     Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria or otherwise), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

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ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

8.1     Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares that may be issued and the individual Award limitations in Section 10.18 hereof); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2     Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a)     To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b)     To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)     To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d)     To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e)     To replace such Award with other rights or property selected by the Administrator; and/or

(f)     To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

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8.3     Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Laws, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

8.4     General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

ARTICLE IX.
PROVISIONS APPLICABLE TO AWARDS

9.1     Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

9.2     Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain such terms and conditions as are not inconsistent with those set forth in the Plan.

9.3     Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4     Changes in Participant’s Status. The Company will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

9.5     Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to any Company insider trading policy (including blackout periods) and the terms of the applicable Award Agreement, Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided that the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating

2021 Proxy Statement	149

the tax obligation, valued at their Fair Market Value on the date of delivery (or such other date determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, check or wire transfer of immediately available funds; provided that such amount is paid to the Company at such time as may be required by the Company, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration or (v) any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6     Amendment of Award; Prohibition on Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, converting an Incentive Stock Option to a Nonqualified Stock Option and providing for cash settlement of an outstanding award. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the economic benefits to be delivered under the Award as of the date of such amendment, modification or termination, or (ii) the change is permitted under Article VIII or pursuant to Sections 10.5 or 10.6. Other than pursuant to Sections 8.1 and 8.2, the Administrator shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option or Stock Appreciation Right after it is granted, (b) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award, or (c) take any other action with respect to an Option or Stock Appreciation Right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

9.7     Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, (iii) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Company deems necessary or appropriate to satisfy any Applicable Laws. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

9.8     Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9     Fractional Shares. Unless otherwise determined by the Company, fractional shares of Stock may be issued under the Plan. To the extent the Company determines that fractional shares of Stock will not be issued, the Company shall determine, in its sole and absolute discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

150	3M Company

ARTICLE X.
MISCELLANEOUS

10.1     No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate their relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2     No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Company otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

10.3     Restatement Effective Date and Term of Plan. This amended and restated Plan will become effective on the date it is approved by the Company’s stockholders (the “Restatement Effective Date”). The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the date of the Board’s adoption of this amended and restated Plan, but Awards previously granted may extend beyond that date and shall remain in force according to the terms of the Plan and the applicable Award Agreement. If the Plan is not approved by the Company’s stockholders within twelve (12) months following the Board’s adoption of this amended and restated Plan, this amended and restated Plan will not become effective and the Original Plan will continue in full force and effect in accordance with its terms.

10.4     Amendment of Plan. The Board or the Compensation Committee of the Board may amend, suspend or terminate the Plan at any time and from time to time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect the economic benefits to be delivered under any outstanding award as of the date of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5     Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals employed or residing outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6     Section 409A.

(a)     General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt the Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

2021 Proxy Statement	151

(b)     Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms mean a “separation from service.”

(c)     Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Company determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

10.7     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act or any successor rule) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

10.8     Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Company’s approval) arising from any act or omission concerning the Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

10.9     Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details (the “Data”), to implement, manage and administer the Plan and Awards. The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Company may cancel Participant’s ability to participate in the Plan and, in the Company’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9.

10.10     Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

152	3M Company

10.11     Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

10.12     Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding the choice-of-law principles of the State of Delaware and any other state requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13     Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Laws or any policy of the Company providing for the reimbursement of incentive compensation.

10.14     Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15     Conformity to Applicable Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16     Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

10.17     Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

10.18     Individual Award Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VIII, (i) the maximum aggregate number of Shares with respect to all Options and Stock Appreciation Rights that may be granted to any one person during any calendar year shall be 500,000; (ii) the maximum aggregate number of Shares that may be earned with respect to all Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation and are denominated in Shares that may be granted to any one person during any calendar year shall be 500,000; and (iii) the maximum aggregate amount that may become payable (in cash, Shares or any combination thereof) pursuant to all Performance Bonus Awards that may be granted to any one person during any calendar year shall be U.S. $10,000,000; provided, however, that in no event will more than the Overall Share Limit be granted to any one person during any calendar year of the Company with respect to one or more Award denominated in Shares. For purposes of this Section 10.18, each Share subject to an Award (including a Full Value Award) shall be counted as one Share against the specified limit. Each of the limitations in this Section, other than the Overall Share Limit, shall be multiplied by two (2) with respect to Awards granted to a Participant during the calendar year in which the Participant commences employment with the Company and/or its Subsidiaries.

2021 Proxy Statement	153

10.19     Performance-Based Compensation. Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VIII, if any Award is intended to continue to qualify as Performance-Based Compensation pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017, to the extent any of the provisions of the Plan or any Award (or any amendments hereto pursuant to this amendment and restatement of the Plan) would cause such Award to fail to so qualify, any such provisions shall not apply to such Award to the extent necessary to ensure the such Award continues to so qualify. In addition, any Award which is intended to continue to qualify as Performance-Based Compensation pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017 shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. Should any Awards be intended to continue to qualify as Performance-Based Compensation pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017, the Administrator with respect to such Awards shall be a Committee comprised solely of two or more Directors, each of whom is intended to be an “outside director” within the meaning of Section 162(m) of the Code; provided that a Committee member’s failure to qualify as an “outside director” within the meaning of Section 162(m) will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. No adjustment or action described in Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause an Award intended to continue to qualify as Performance-Based Compensation to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

PARTICIPATING IN THE VIRTUAL ANNUAL SHAREHOLDER MEETING

For information on how to attend the 2021 virtual shareholder meeting, see “Participating in the Virtual Annual Meeting” on page 123 of the Proxy Statement.

154	3M Company

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3M CENTER BLDG. 220-9E-02 ST. PAUL, MN 55144-1000	SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Daylight Time on May 10, 2021*. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MMM2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Daylight Time on May 10, 2021*. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by May 10, 2021*.

*Up until 10:59 p.m. Central Daylight Time on May 9, 2021, for participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D34806-P50597-Z79240	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

3M COMPANY

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4:

1.	To elect 12 members to the Board of Directors, each for a term of one year.

			For	Against	Abstain
Nominees:

	1a.	Thomas “Tony” K. Brown	☐	☐	☐

	1b.	Pamela J. Craig	☐	☐	☐

	1c.	David B. Dillon	☐	☐	☐

	1d.	Michael L. Eskew	☐	☐	☐

	1e.	James R. Fitterling	☐	☐	☐

	1f.	Herbert L. Henkel	☐	☐	☐

	1g.	Amy E. Hood	☐	☐	☐

	1h.	Muhtar Kent	☐	☐	☐

	1i.	Dambisa F. Moyo	☐	☐	☐

	1j.	Gregory R. Page	☐	☐	☐

		For	Against	Abstain

	1k. Michael F. Roman	☐	☐	☐

	1l. Patricia A. Woertz	☐	☐	☐

2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.	☐	☐	☐

3.	Advisory approval of executive compensation.	☐	☐	☐

4.	To approve the amendment and restatement of 3M Company 2016 Long-Term Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposals 5 and 6:		For	Against	Abstain

5.	Shareholder proposal on setting target amounts for CEO compensation.	☐	☐	☐

6.	Shareholder proposal on transitioning the Company to a public benefit corporation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please e-mail your address changes or comments to: investorrelations@3M.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS*
Tuesday, May 11, 2021, 8:30 a.m. Central Daylight Time
www.virtualshareholdermeeting.com/MMM2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

*As part of our precautions related to COVID-19, and to prioritize the health and well-being of our shareholders, the 2021 Annual Meeting will be held exclusively online at www.virtualshareholdermeeting.com/MMM2021. There will not be a physical location for the Annual Meeting, and you will not be able to attend the meeting in person.

To be admitted to the virtual-only Annual Meeting, you need to enter the 16-digit control number printed on the other side of this proxy card. At the virtual Annual Meeting, you or your proxyholder may participate, vote, type in your question, and examine a list of shareholders of record. If you wish to submit questions in advance of the online meeting, you may do so by using your 16-digit control number to access www.proxyvote.com.

D34807-P50597-Z79240

3M COMPANY

The Board of Directors solicits this proxy for use at the Annual Meeting on Tuesday, May 11, 2021.

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) Ivan K. Fong, Monish Patolawala, and Michael F. Roman or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in 3M Company which the shareholder(s) would be entitled to vote on all matters which may properly come before the 2021 Annual Meeting of Shareholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M’S VOLUNTARY INVESTMENT PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN (VIP), AND THE 3M SAVINGS PLAN:

In accordance with the terms of the VIP and Savings Plan, shares allocated to the respective accounts in these plans on the record date will be voted by the trustee, The Bank of New York Mellon, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, participants, as named fiduciaries for voting purposes in the VIP and the Savings Plan, may instruct The Bank of New York Mellon (as VIP and the Savings Plan trustee) how to vote a proportionate number of the allocated shares for which no instructions are received by following the same instructions. If no instructions are provided or if this card is not received on or before May 9, 2021, shares held in the respective accounts in the VIP and the Savings Plan will be voted by the trustee in the same proportion that the other participants in the VIP and the Savings Plan direct the trustee to vote shares in the respective accounts.

(Continued, and must be signed and dated on the other side)